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PVH CORP.

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PVH

Notice of Annual Meeting of Stockholders

PROXY STATEMENT

MEETING DATE
JUNE 18, 2020

THE POWER of PVH

Our Business
PVH is one of the largest global apparel companies in the world, with a history going back nearly 140 years. We have over 40,000 associates operating in more than 40 countries and generated $9.9 billion in revenues in 2019. We manage a diversified brand portfolio, including TOMMY HILFIGER, CALVIN KLEIN, Van Heusen, IZOD, ARROW, Warner’s, Olga and Geoffrey Beene, as well as the digital-centric True&Co intimates brand. We license brands from third parties, including Kenneth Cole New York, Kenneth Cole Reaction, Unlisted, a Kenneth Cole Production, MICHAEL Michael Kors, Michael Kors Collection and Chaps. Our brand portfolio also includes various other owned, licensed and, to a lesser extent, private label brands.
We design and market branded dress shirts, neckwear, sportswear (casual apparel), jeanswear, performance apparel, intimate apparel, underwear, swimwear, handbags, accessories, footwear and other related products. Our brands are positioned to sell globally at various price points and in multiple channels of distribution. This enables us to offer products to a broad range of consumers, while minimizing competition among our brands and reducing our reliance on any one demographic group, product category, price point, distribution channel or region. We also license the use of our trademarks to third parties and joint ventures for product categories and in regions where we believe our licensees’ expertise can better serve our brands.
Our directly operated businesses in North America in 2019 consisted principally of wholesale sales under our TOMMY HILFIGER, CALVIN KLEIN, Van Heusen, IZOD, ARROW, Warner’s, Olga, Geoffrey Beene and True&Co. trademarks, as well as the licensed Speedo brand1; the operation of digital commerce sites under the TOMMY HILFIGER, CALVIN KLEIN, Speedo, True&Co., Van Heusen and IZOD trademarks; and the operation of retail stores, principally in premium outlet centers, primarily under our TOMMY HILFIGER, CALVIN KLEIN and certain of our heritage brand trademarks. Our directly operated businesses outside of North America consisted principally of our wholesale and retail sales in Europe and the Asia-Pacific region under our TOMMY HILFIGER trademarks; our wholesale and retail sales in Europe, the Asia-Pacific region and Latin America under our CALVIN KLEIN trademarks; and the operation of digital commerce sites under the TOMMY HILFIGER and CALVIN KLEIN trademarks. Our licensing activities principally related to the licensing worldwide of our TOMMY HILFIGER and CALVIN KLEIN trademarks for a broad array of product categories and for use in numerous discrete jurisdictions.
1 We announced in January 2020, and completed in April 2020, the sale of our Speedo North America business to Pentland Group PLC, the parent company of the Speedo brand.

Notice of 2020
Annual Meeting of Stockholders

The meeting will be held:
THURSDAY, JUNE 18, 2020
8:45 AM (ET)
Online via live webcast at:
https://web.lumiagm.com/222385086
Meeting Code: PVHCORP2020
Purpose
PROPOSAL 1
Vote on the election of 11 nominees for director to serve a one-year term

PROPOSAL 2
Vote on an advisory resolution to approve our executive compensation

PROPOSAL 3
Vote to approve amendments to PVH Corp.’s Stock Incentive Plan

PROPOSAL 4
Vote to ratify the appointment of auditors to serve for the current fiscal year

PROPOSAL 5
Transact other business that may properly come before the meeting

Who can attend
▪
Holders of record as of the record date of PVH Corp. common stock or their proxies

▪
Beneficial owners

▪
Invited guests of PVH

Who can vote
Stockholders of record at the close of business on April 22, 2020
How to attend
As a result of the COVID-19 pandemic and with concern for the health and safety of our stockholders, directors and associates, even if gatherings the size of the Annual Meeting would be permissible on the meeting date, our Annual Meeting will be a “virtual meeting”; it will be conducted exclusively online via live webcast. We intend to return to in-person meetings in 2021.
The Annual Meeting live webcast will begin promptly at 8:45 a.m., ET, on June 18, 2020. Online check-in will begin promptly at 8:30 a.m., ET, and you should allow ample time for the online check-in procedures. Stockholders will be able to attend, vote and submit questions via the Internet by participating in the live webcast.
Holders of record can participate in the virtual meeting by using the control number located in the Notice Regarding Availability of Proxy Materials or proxy card. If you hold shares in a bank or brokerage account, you must obtain a legal proxy and a control number by contacting your bank, broker or other nominee. Stockholders will also be able to view the stockholder list during the 10 days prior to the Annual Meeting and may submit questions before the Annual Meeting by sending an email to CorporateSecretary@pvh.com. For additional information, please see the “General Information About the Annual Meeting” on page 93.

i	PVH CORP. 2020 PROXY STATEMENT

How to vote

YOUR VOTE IS IMPORTANT
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance to ensure they are counted.
Important notice regarding the availability of proxy materials for the Annual Meeting of stockholders to be held on June 18, 2020:
Our Annual Report to Stockholders for our fiscal year ended February 2, 2020, the Proxy Statement and all other proxy materials are available at www.pvhannualmeetingmaterials.com
BY INTERNET	BY PHONE	LIVE WEBCAST	BY MAIL

www.proxypush.com/pvh	In the U.S. or Canada dial toll-free 1-866-883-3382	Attend the meeting and cast your vote electronically	Cast your ballot, sign your proxy card, and send in our prepaid envelope
By order of the Board of Directors,
Mark D. Fischer
Secretary
New York, New York
May 7, 2020

PVH CORP. 2020 PROXY STATEMENT	ii

Dear Fellow Stockholders
Our commitment to you goes beyond taking responsible actions to increase stockholder value. It includes adopting appropriate governance practices.

MAY 7, 2020
At PVH, our vision and our purpose inspire us every day to drive fashion forward – for good. 2019 demonstrated the incredible impact that we, as a global organization of over 40,000 associates, can deliver. We expanded our international businesses, both organically and through the strategic acquisitions of licensed businesses, further strengthened our senior leadership team (and put in place a CEO succession plan as part of it) and deepened our commitments to effect positive change in our industry and the world at large.
While there were numerous headwinds, both geopolitical and self-inflicted, we leveraged the power of our diversified business model to help navigate the challenges and mitigate some of the pressure on our financial performance. We grew revenues by 3% to $9.9 billion and delivered GAAP earnings per share of $5.60 compared to $9.65 in 2018. On a non-GAAP basis, we posted earnings per share of $9.54*, which included a negative impact of $0.35 per share related to foreign currency exchange rates, as compared to $9.60* in 2018.
As a purpose-led company, we strive to deliver success for all of our stakeholders – from our stockholders to our business partners and the communities and consumers that we serve every day. One of our most meaningful accomplishments was the launch of Forward Fashion, our vision for the future that provides a new level of ambition and transparency across our corporate responsibility platform and reinforces our long-standing commitment to sustainable business. As a leader in our industry, we believe that we can help set the industry standard to create a more sustainable future. This includes protecting our environment, enhancing the lives of our associates and workers across our supply chain, and promoting a culture of diversity and inclusion. We believe that these practices make us stronger and sharper as an organization, while also positioning us to better meet our consumers’ needs.
Our commitment to you, our stockholders, goes beyond taking responsible actions to increase stockholder value. It includes adopting appropriate governance practices. We eliminated last year with your overwhelming support the supermajority voting provisions in our Certificate of Incorporation and this year have put forward amendments to our Stock Incentive Plan that are viewed as best governance practices.
Our Proxy Statement mostly looks back at 2019 but it is impossible to ignore the COVID-19 pandemic and the effect it is having on us and our businesses. We have taken numerous actions, which relevant to this year’s Annual Meeting includes, among other things, that we have adopted Notice & Access, so all proxy materials are available online and you will only receive physical copies upon request. This will help somewhat in assuring you have timely access to the materials. More importantly, we have moved to a virtual meeting and you will only be able to attend through a webcast. From a business perspective, we have taken measured actions to mitigate the pandemic’s impact on us, including significant reductions of our costs. These include many relating to compensation and payroll. For our named executive officers, this includes base salary reductions of up to 50% for individuals other than me; I have elected not to receive any base salary. These actions are detailed further in the Proxy Statement. In addition, we have reduced investments in working capital, lowered our capital expenditures, and suspended our quarterly dividends and share repurchase program in an effort to manage cash flow prudently and preserve liquidity.
As we harness the collective power of PVH and execute over the next few years on our key value drivers, I believe that we are well-positioned to deliver sustainable, profitable long-term growth, as well as lead the fashion industry towards a more sustainable future.
As always, I thank you for your confidence in and support of PVH. I hope you will participate in our virtual 2020 Annual Meeting and that I will be able to see you at our 2021 Annual Meeting.
Sincerely,
EMANUEL CHIRICO
Chairman and Chief Executive Officer
* Reconciliations to GAAP amounts appear on Exhibit A.
PVH CORP. 2020 PROXY STATEMENT	iv

Table of
Contents

v	PVH CORP. 2020 PROXY STATEMENT

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement and does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting. Disclosures in this Proxy Statement generally pertain to matters related to our most recently completed fiscal year, which began on February 4, 2019 and ended on February 2, 2020.
References to “2019” and other years refer to fiscal years, which are designated by the calendar year in which they begin.
The Notice Regarding the Availability of Proxy Materials and the Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about May 7, 2020.
The meeting will be held:
THURSDAY, JUNE 18, 2020
8:45 AM (ET)
Online via live webcast at:
https://web.lumiagm.com/222385086
Meeting Code (case sensitive): PVHCORP2020
RECORD DATE	April 22, 2020
VOTING	▪ Stockholders as of the record date are entitled to vote. ▪ Each share of our common stock is entitled to one vote.
ADMISSION
▪
Attendance at the meeting will be limited to holders of record as of the record date of our common stock or their proxies, beneficial owners and invited guests of PVH. For additional information on how to attend the virtual meeting, please see the “General Information About the Annual Meeting” on page 93.

Voting Matters and Vote Recommendation	Board’s recommendation	For more information
PROPOSAL 1 Election of directors	FOR each Director nominee	7
PROPOSAL 2 Advisory vote on executive compensation	FOR	29
PROPOSAL 3 Approval of amendments to PVH Corp.’s Stock Incentive Plan	FOR	77
PROPOSAL 4 Ratification of Ernst & Young LLP as our independent auditor for fiscal year 2020	FOR	87
PVH CORP. 2020 PROXY STATEMENT	1

Proxy Summary Director Election
Director Election (page  7)
The following table introduces all of our directors whom currently serve on our Board, each of whom is standing for re-election this year, with the exception of Mr. Figuereo, who will be retiring from the Board effective at the Annual Meeting. All directors are elected annually by a majority of votes cast. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the 11 nominees named in this Proxy Statement.
All of our directors are independent except Mr. Chirico.
					Current Committee Memberships
Director	Age	Director Since Tenure	Principal Occupation	Other Public Company Boards	Audit & Risk Management	Compensation	Corporate Responsibility	Nominating, Governance & Management Development
MARY BAGLIVO	62	2007 13	Chief Executive Officer,/The Baglivo Group; Former Vice Chancellor of Communications and Marketing at Rutgers University	2			■
BRENT CALLINICOS	54	2014 6	Former Chief Operating and Chief Financial Officer, Virgin Hyperloop One; Former Chief Financial Officer, Uber Technologies, Inc.	1			■
EMANUEL CHIRICO	62	2005 15	Chairman and Chief Executive Officer, PVH Corp.	1
JUAN R. FIGUEREO	64	2011 9	Venture Partner, Ocean Azul Partners; Former Executive Vice President and Chief Financial Officer, Revlon, Inc.	1	■
JOSEPH B. FULLER	63	1991 29	Professor of Management Practice in Business Administration, Harvard Business School; Visiting Fellow, American Enterprise Institute; Founder, Joseph Fuller LLC	0				■
V. JAMES MARINO	69	2007 13	Retired Chief Executive Officer, Alberto-Culver Company	1	■
G. PENNY McINTYRE	58	2015 5	Former Chief Executive Officer, Sunrise Senior Living, LLC	0			■
AMY McPHERSON	58	2017 3	Principal investor and consultant; Retired President and Former Managing Director, Europe, Marriott International, Inc.	0	■
HENRY NASELLA	73	2003 17	Presiding Director, PVH Corp.; Partner and Co-Founder, LNK Partners	0		■		■
EDWARD R. ROSENFELD	44	2014 6	Chief Executive Officer, Steven Madden, Ltd.	1	■
CRAIG RYDIN	68	2006 14	Operating Partner, LNK Partners; Former Chairman of the Board of Directors, Yankee Holding Corp.; Former Non-Executive Chairman, The Yankee Candle Company, Inc.	0		■		■
AMANDA SOURRY (Judith Amanda Sourry Knox)	56	2016 3	Former President, Unilever North America	0		■		■
Number of meetings in 2019					10	6	4	5
■ Committee Chair
2	PVH CORP. 2020 PROXY STATEMENT

Proxy Summary Director Diversity
Director Diversity
Director Skills
Our Board embodies a broad and diverse set of experiences, qualifications, attributes and skills that are vital to the success of our business.
OPERATING EXPERIENCE	of 11 nominees
Current/Recent Public Company CEO, COO or CFO Within a Global Company	4
Financial Expertise	5
Operations Leader Experience	11
INDUSTRY EXPERIENCE
Consumer Products or Services	9
Digital/eCommerce	8
Technology/Cyber Risk	1
Regulatory/Corporate Governance	7
International Experience	10
Please note the information presented above reflects Mr. Figuereo’s retirement and relates only to the 11 nominees (10 independent nominees) for director.
PVH CORP. 2020 PROXY STATEMENT	3

Proxy Summary 2019 Business Highlights
2019 Business Highlights
PVH continued to power brands that drive fashion forward — for good. Inspired by our vision and our purpose, we expanded our international businesses, both organically and through the strategic acquisitions of licensed businesses, further strengthened our senior leadership team and deepened our commitments to effect positive change in our industry and the world at large. While the year presented us with several headwinds — from a softening consumer environment to geopolitical challenges to some self-inflicted issues and ending with the onset of the COVID-19 outbreak — the power of our diversified business model helped us navigate the challenges and mitigate some of the pressure on our financial performance. We executed against our strategic priorities and continued to invest in and evolve our brands to capture the heart of today’s ever-evolving consumer, while staying true to our corporate culture and values. We attribute our success since our founding almost 140 years ago to the “Power of PVH” — the incredible makeup of our organization that encompasses our iconic brands, our talented teams and the wide range of our global growth opportunities.
$9.9B	$5.60	$9.54*
Revenue, an increase of 3% over 2018	In GAAP earnings per share, compared to $9.65 in 2018	In earnings per share on a non-GAAP basis, compared to $9.60* in 2018
We generally have outperformed our peer group for the one-, two- and three-year periods ended 2019 based on revenue growth, earnings per share (on a non-GAAP basis as reported by us), and overall ranking, as well as based on total stockholder return (“TSR”) for the three-year period.
1
Earnings per share amounts used are on a non-GAAP basis, as reported by us.

2
Total stockholder return vs. S&P 500 is based on the S&P 500 companies following our fiscal year end, which differs from the S&P 500 companies used to determine the performance share units payout for the performance period ended April 24, 2020 (see discussion on page 43).

3
Overall percentile ranking excludes TSR vs. S&P 500.

1
Earnings per share amounts used are on a non-GAAP basis, as reported by us.

2
Total stockholder return vs. S&P 500 is based on the S&P 500 companies following our fiscal year end, which differs from the S&P 500 companies used to determine the performance share units payout for the performance period ended April 24, 2020 (see discussion on page 43).

*
Reconciliations to GAAP amounts appear in Exhibit A.

4	PVH CORP. 2020 PROXY STATEMENT

Proxy Summary Executive Compensation Highlights
Executive Compensation Highlights (page  30)
Our compensation program is a pay-for-performance model based upon the philosophy that we should incentivize our executive officers to improve our financial performance, profitably grow our businesses and increase stockholder value, and reward them only if they attain these objectives.
Compensation Mix
Compensation Changes From 2018 to 2019
The following table shows how compensation for the NEOs was adjusted for 20191.
	Base Salary	Bonus	Restricted Stock Units	Stock Options	Performance Share Units
EMANUEL CHIRICO	Unchanged ↔	Unchanged ↔	Unchanged ↔	Unchanged ↔	Unchanged ↔
STEFAN LARSSON2	$1,200,000	Threshold = .75x Target = 1.5x Maximum = 3.0x	$1,500,000	$1,500,000	$1,500,000
MICHAEL SHAFFER3	Increased ↑ $25,000 to $950,000	Unchanged ↔	Unchanged ↔	Unchanged ↔	Unchanged ↔
DANIEL GRIEDER3,4	Increased ↑ ₣50,000 to ₣1,050,000	Unchanged ↔	Unchanged ↔	Unchanged ↔	Unchanged ↔
CHERYL ABEL-HODGES5	$1,000,000	Threshold = .375x Target = .75x Maximum = 1.75x	$500,000	$500,000	$350,000
STEVEN SHIFFMAN	Unchanged ↔	Unchanged ↔	Unchanged ↔	Unchanged ↔	Unchanged ↔

1
Refers to the design of the compensation packages. Bonus awards are set as a percentage of base salary. Stock awards are based off of a target value on the grant date.

2
Mr. Larsson was hired as President, PVH Corp. (a newly created position) effective May 22, 2019. The compensation shown is the initial compensation package he was given.

3
Excludes special awards with $5 million value granted to each. See discussion on page 43.

4
Mr. Grieder’s base salary is tied to Swiss francs because he is a resident of Switzerland. See discussion on page 34.

5
Ms. Abel-Hodges was promoted to CEO, Calvin Klein, effective June 10, 2019. The compensation shown is the initial compensation package for her new role.

PVH CORP. 2020 PROXY STATEMENT	5

Proxy Summary Governance Highlights

Say-on-Pay
Our stockholders overwhelmingly approved the compensation of our Named Executive Officers at our 2019 Annual Meeting, with 94% of the votes cast in favor of the advisory proposal. We are pleased that our stockholders have consistently supported our executive compensation program since we began holding say-on-pay votes in 2012.

Governance Highlights
PVH is committed to excellence in corporate governance, as evidenced by the policies and practices summarized below.
Independence
▪
All non-employee directors are independent

▪
Independent directors meet regularly in executive session

▪
All members of the Board’s standing committees are independent

Accountability
▪
Directors are elected annually by a majority vote (in uncontested elections)

▪
We have held an annual stockholder advisory vote to approve named executive officer compensation since 2012

▪
Incentive compensation for executives is subject to our Clawback Policy

Alignment with Stockholder Interests
▪
Our executive compensation program emphasizes pay for performance

▪
We have established robust stock ownership guidelines for executive officers and directors

▪
Directors and officers are prohibited from hedging and pledging our common stock

Board Practices
▪
We have an independent presiding director

▪
Our Corporate Governance Guidelines are publicly available and reviewed annually

▪
We have a rigorous annual Board, committee and individual director self-evaluation process

▪
We have formal succession planning processes — both for the Board and for the CEO and other members of senior management

Corporate Responsibility and Governance
▪
We are committed to driving fashion forward — for good, and provide substantial information about our corporate responsibility practices and policies on our website and in our annual Corporate Responsibility Report

▪
We first adopted our A Shared Commitment code of conduct for suppliers and business partners in 1991 and have since expanded its scope and evolved its goals to improve the lives of the over one million people across our value chain and to improve the communities and preserve the environment in the places we live and work

▪
We promote our values of individuality, partnership, passion, integrity and accountability

▪
We are committed to the development of our associates and recognize that they are our greatest asset and key to our continued success

▪
We continuously review governance practices and consider adoption of best practice principles

▪
We embrace clear, understandable and detailed financial reporting and corporate disclosure

▪
Our Code of Business Conduct and Ethics, our Code of Ethics for Chief Executive Officer and Senior Financial Officers, and the charters for all of our Board committees are available on our website

▪
In 2019, we amended our By-Laws to adopt proxy access provisions in line with market standards

▪
Also in 2019, we amended our Certificate of Incorporation to eliminate the requirement of an 80% supermajority vote for stockholders to approve certain transactions with certain stockholders and to amend our By-Laws

6	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 1
Election of Directors
Our Board of Directors has established 12 as the number of directors constituting the entire Board. This will be reduced to 11 effective in conjunction with the certification of the voting results at the meeting. All nominees elected as directors at the Annual Meeting will serve for a term of one year or until their successors are elected and qualified. The Board of Directors is not currently aware of any reason why any nominee might be unable to serve.

The Board of Directors recommends a vote FOR the election of the eleven nominees named below.
Proxies received in response to this solicitation will be voted FOR the election of the nominees unless the stockholder specifies otherwise.

Nominees for Election
Mary Baglivo	Chief Executive Officer, /The Baglivo Group

EXPERIENCE
Ms. Baglivo founded /The Baglivo Group (a brand strategy advisory consultancy) in July 2018. From October 2017 through December 2018, she was Vice Chancellor of Communications and Marketing at Rutgers University. Prior to that, she was Chief Marketing Officer/VP Global Marketing at Northwestern University from October 2013 to October 2017. Ms. Baglivo had an extensive career in major marketing and communications companies, including serving for six years as Chairman & Chief Executive Officer, The Americas, and three years before that as Chief Executive Officer, New York, at Saatchi & Saatchi Worldwide.

INDEPENDENT AGE: 62 DIRECTOR SINCE 2007 COMMITTEE Corporate Responsibility Committee
EXPERTISE
Ms. Baglivo brings to the Board valuable marketing, advertising and strategic planning expertise along with general management know-how. She has extensive experience building high-performing brands via creative integrated programs and has led digital transformations for brand and agency organizations. Her clients have included leading global companies in consumer package goods, healthcare, retail, hospitality, spirits and financial services, as well as universities.
OTHER PUBLIC COMPANY BOARDS ▪ Host Hotels & Resorts, L.P. (since 2013) ▪ Ruth’s Hospitality Group, Inc. (since 2017)
PVH CORP. 2020 PROXY STATEMENT	7

PROPOSAL 1: Election of Directors Nominees for Election
Brent Callinicos	Former Chief Operating and Chief Financial Officer, Virgin Hyperloop One; Former Chief Financial Officer, Uber Technologies, Inc.

EXPERIENCE
Mr. Callinicos was Chief Operating and Chief Financial Officer of Virgin Hyperloop One (an autonomous transportation company) from January 2017 to March 2018. Before that, he was an advisor at Uber Technologies Inc. (an on-demand car service company) from 2015 to 2016 and Uber’s Chief Financial Officer from 2013 to 2015.
Mr. Callinicos was Vice President, Treasurer and Chief Accounting Officer of Google Inc. (a global technology leader now known as Alphabet Inc.) from 2012 to 2013 and Vice President and Treasurer of Google for five years before that.

INDEPENDENT AGE: 54 DIRECTOR SINCE 2014 COMMITTEE Corporate Responsibility Committee
EXPERTISE
Mr. Callinicos is a CPA with extensive experience working in treasury, financial and accounting roles in public companies and working with public company boards. He has been a senior executive at four companies and has served in several board advisory roles. He has substantial experience with corporate responsibility initiatives, including having run Green Energy Investing at Google.
OTHER PUBLIC COMPANY BOARDS ▪ Baidu, Inc. (since 2015)
Emanuel Chirico	Chairman and Chief Executive Officer, PVH Corp.

EXPERIENCE
Mr. Chirico has been with PVH Corp. for more than 25 years. He became Chief Executive Officer in 2006 and added the Chairman role in 2007. Before that, he served in roles of increasing responsibility, including six years as Controller, six years as Chief Financial Officer, and several months as President and Chief Operating Officer. Prior to joining PVH, Mr. Chirico was a Partner at the international accounting firm Ernst & Young LLP, running its Retail and Apparel Practice Group.

AGE: 62 DIRECTOR SINCE 2005
EXPERTISE
Mr. Chirico has extensive knowledge of the operational and financial aspects of PVH developed during his many executive positions in the company, as well as during his service as audit partner on the PVH account. In addition, Mr. Chirico provides the Board with valuable insight into PVH’s business and management’s strategic vision.
OTHER PUBLIC COMPANY BOARDS ▪ Dick’s Sporting Goods, Inc. (since 2003)
8	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 1: Election of Directors Nominees for Election
Joseph B. Fuller	Professor of Management Practice in Business Administration, Harvard Business School

EXPERIENCE
Mr. Fuller joined the faculty at Harvard Business School in 2012, where he teaches general management classes and co-leads an initiative called “Managing the Future of Work.” Before that, he was Founder, Director and Vice-Chairman of Monitor Company LP (an international management consulting firm) from 1983 to 20131. Mr. Fuller is a Visiting Fellow at the American Enterprise Institute and founded Joseph Fuller LLC (a business consulting firm) in 2013.

INDEPENDENT AGE: 63 DIRECTOR SINCE 1991 COMMITTEE Nominating, Governance & Management Development Committee (Chair)
EXPERTISE
Mr. Fuller has extensive experience advising management with respect to strategy, corporate finance, governance and marketing (including with respect to channel management, pricing trends and pressures, and innovation). In addition, as a professor at a renowned business school, he has knowledge of management principles used by leading businesses worldwide.
OTHER PUBLIC COMPANY BOARDS ▪ None
V. James Marino	Retired Chief Executive Officer, Alberto-Culver Company

EXPERIENCE
Mr. Marino was President and Chief Executive Officer of Alberto-Culver Company (a global consumer products company) for five years until his retirement in 2011. Before that, he served in roles of increasing responsibility for 10 years, including President of Alberto-Culver Consumer Products Worldwide from 2004 to November 2006, and President of Alberto Personal Care Worldwide, a division of Alberto-Culver Company, from 2002 to 2004.

INDEPENDENT AGE: 69 DIRECTOR SINCE 2007 COMMITTEE Audit & Risk Management Committee
EXPERTISE
Mr. Marino has significant senior executive leadership experience in the consumer products industry. During his tenure at Alberto-Culver, he developed expertise on both a domestic and an international basis in areas including corporate strategy development and execution, brand building and multichannel distribution. He also has in-depth knowledge of public company reporting. In addition, his work on the Boards of Directors of OfficeMax and Office Depot has provided him with perspective on the retail landscape, consumer goods, and governance of public companies.
OTHER PUBLIC COMPANY BOARDS ▪ Office Depot, Inc. (2013 to 20202) ▪ OfficeMax Incorporated (from 2011 to 2013, when OfficeMax merged into Office Depot) ▪ Alberto-Culver Company (2006 to 2011)

1
On January 11, 2013, Deloitte Consulting LLP acquired all of the business of Monitor Company pursuant to an agreement entered into on November 7, 2012. To help facilitate the acquisition, Monitor Company filed for bankruptcy protection on November 7, 2012, in Wilmington, Delaware. The sale was accomplished by means of a bankruptcy court-approved sale under the U.S. Bankruptcy Code.

2
Mr. Marino is retiring from the Office Depot Board on May 11, 2020.

PVH CORP. 2020 PROXY STATEMENT	9

PROPOSAL 1: Election of Directors Nominees for Election
G. Penny McIntyre	Former Chief Executive Officer, Sunrise Senior Living, LLC

EXPERIENCE
Ms. McIntyre was Chief Executive Officer of Sunrise Senior Living, LLC (a provider of senior living services) from November 2013 to May 2014. Before that, she served as President of the Consumer Group of Newell Brands for one year, and Group President of Newell Brands’ Office Products Group for three years. Earlier in her career, she spent almost 11 years at The Coca-Cola Company, including as Senior Vice President, General Manager, Functional Beverages (overseeing still beverages, such as water, tea and coffee), as well as in a series of marketing positions of escalating responsibility, including Group Marketing Director, Europe, Asia and Middle East.

INDEPENDENT AGE: 58 DIRECTOR SINCE 2015 COMMITTEE Corporate Responsibility Committee (Chair)
EXPERTISE
Ms. McIntyre has extensive general management experience gained through operating consumer packaged goods businesses in multiple channels and across multiple geographies. She has led sales, marketing and operations teams in Europe, Africa, Japan and the U.S. She has a background in consumer insights, brand building and digital commerce gained through her employment with Coca-Cola, Newell Brands and SC Johnson Wax.
OTHER PUBLIC COMPANY BOARDS ▪ None
Amy McPherson	Principal investor and consultant; Retired President and Former Managing Director, Europe, Marriott International, Inc.

EXPERIENCE
Ms. McPherson retired as President and Managing Director, Europe at Marriott (a global lodging company) in 2019 and has taken on a role as a principal investor and consultant to a children-focused media business. She joined Marriott in 1986 and served in roles of increasing responsibility, including Executive Vice President of Global Sales and Marketing, Senior Vice President of Business Transformation and Integration, and Vice President of Finance and Business Development.

INDEPENDENT AGE: 58 DIRECTOR SINCE 2017 COMMITTEE Audit & Risk Management Committee
EXPERTISE
Ms. McPherson has considerable experience in overseeing business operations and development in Europe, having overseen multiple brands of hotels for Marriott, the world’s largest hotel company. She has overseen acquisitions and strategic partnerships and implemented and executed strategies on both a regional and global basis. In addition, Ms. McPherson has experience managing Marriott’s global and field sales, marketing, loyalty program, revenue management, e-commerce, worldwide reservation sales and customer care, and sales channel strategy and analysis.
OTHER PUBLIC COMPANY BOARDS ▪ None
10	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 1: Election of Directors Nominees for Election
Henry Nasella	Partner and Co-Founder, LNK Partners

EXPERIENCE
Mr. Nasella has been a partner at LNK Partners (a private equity investment firm) since he co-founded the firm in 2005. Earlier in his career, Mr. Nasella was a Venture Partner at Apax Partners, where he was a senior member of the U.S. Consumer and Retail Group. Before Apax, Mr. Nasella led the successful buyout of Star Markets (a regional supermarket chain), and served as Chairman and CEO of the company until it was sold to Sainsbury Plc. He was the first President of Staples, where he built the company from a startup into a global leader in office supply retailing.

INDEPENDENT AGE: 73 DIRECTOR SINCE 2003 PRESIDING DIRECTOR SINCE 2007 COMMITTEES Compensation Committee Nominating, Governance & Management Development Committee
EXPERTISE
Mr. Nasella has significant management experience gained in senior executive positions in publicly traded retail companies and as a partner in private equity firms. In addition, Mr. Nasella has extensive experience serving on boards of directors and board committees of several retail companies.
OTHER PUBLIC COMPANY BOARDS ▪ Staples, Inc. (1988 to 1993) ▪ Panera Bread Co. (1995 to 2001) ▪ Denny’s Corp. (2004 to 2008)
Edward R. Rosenfeld		Chief Executive Officer, Steven Madden, Ltd.

EXPERIENCE
Mr. Rosenfeld has been part of the executive management team of Steven Madden (a fashion footwear and accessories company) since 2005, serving in finance and strategic planning roles before becoming Chief Executive Officer in 2008. Before joining Steven Madden, he was an investment banker in a mergers and acquisitions practice focused on the retail and apparel industries.

INDEPENDENT AGE: 44 DIRECTOR SINCE 2014 COMMITTEE Audit & Risk Management Committee (Chair since April 2020)	EXPERTISE Mr. Rosenfeld brings over 20 years of experience focused on the retail, apparel and footwear industries as both an executive and an investment banker.	OTHER PUBLIC COMPANY BOARDS ▪ Steven Madden, Ltd. (since 2008)
PVH CORP. 2020 PROXY STATEMENT	11

PROPOSAL 1: Election of Directors Nominees for Election
Craig Rydin	Operating Partner, LNK Partners

EXPERIENCE
Mr. Rydin has been an operating partner at LNK Partners (a private equity investment firm) since 2014. Before that, he was Chairman of the Board of Directors of Yankee Holding Corp., and Non-Executive Chairman of The Yankee Candle Company, Inc. (a designer, manufacturer, and branded marketer of premium scented candles) for 12 years. He spent 23 years at Campbell Soup Company, where he held positions of increasing responsibility, including President of Godiva Chocolatier Worldwide and senior management and marketing positions at Pepperidge Farm.

INDEPENDENT AGE: 68 DIRECTOR SINCE 2006 COMMITTEES Compensation Committee Nominating, Governance & Management Development Committee
EXPERTISE
Mr. Rydin has significant management and leadership experience, which he gained in over 30 years in various executive positions in the consumer products and retail industry. In addition, Mr. Rydin has extensive experience serving on the audit and compensation committees of several public and private company boards of directors.
OTHER PUBLIC COMPANY BOARDS ▪ Booking Holdings Inc. (2005 to 2019) ▪ Yankee Holding Corp. (2001 to 2013)
Amanda Sourry	Former President, Unilever North America

EXPERIENCE
Ms. Sourry served as President, Unilever North America (a personal care, foods, refreshment, and home care consumer products company) from 2018 to 2020. She also held the title Head of Global Customer Development, Unilever, from 2018 to 2019. Ms. Sourry spent almost her entire career — over 30 years — in roles of increasing responsibility at Unilever, including President, Global Foods Category of Unilever plc from 2015 to 2017; Executive Vice President, Global Haircare from 2014 to 2015; and Executive Vice President, U.K. and Ireland from 2010 to 2014.

INDEPENDENT AGE: 56 DIRECTOR SINCE 2016 COMMITTEES Compensation Committee (Chair) Nominating, Governance & Management Development Committee
EXPERTISE
Ms. Sourry has extensive global marketing and business experience in consumer product goods, as well as customer development, including overseeing Unilever’s digital efforts. She has held roles in the U.S. and throughout Europe and served in global product positions. Ms. Sourry was actively involved in Unilever’s global diversity, gender balance and sustainable living initiatives.
OTHER PUBLIC COMPANY BOARDS ▪ None
12	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 1: Election of Directors Nominees for Election
Retiring Director
For nearly a decade, we have benefited from Mr. Figuereo’s tremendous contributions, including his leadership as the Chair of the Audit & Risk Management Committee. Mr. Figuereo was brought onto the Board for his strong background in finance and accounting — principally with large multinational public companies — and his extensive experience in the consumer goods and retail industries, including brand building and driving innovation. We are extremely grateful for Mr. Figuereo’s excellent services over his many years with PVH.
Juan R. Figuereo	Venture Partner, Ocean Azul Partners; Former Executive Vice President and Chief Financial Officer, Revlon, Inc.
INDEPENDENT AGE: 64 DIRECTOR SINCE 2011 COMMITTEE Audit & Risk Management Committee (Chair 2015 to April 2020)
EXPERIENCE
Mr. Figuereo has been a Venture Partner in Ocean Azul Partners (an early stage venture capital fund) since 2018. He was Executive Vice President and Chief Financial Officer of Revlon, Inc. (a global beauty and personal care products company) from April 2016 to June 2017. Before that, he served as Executive Vice President and Chief Financial Officer of NII Holdings, Inc. (a provider of differentiated mobile communications in Latin America) from 2012 to 20151; Executive Vice President and Chief Financial Officer of Newell Rubbermaid, Inc. (a consumer and commercial products company now known as Newell Brands, Inc.) from 2009 to 2012; Executive Vice President and Chief Financial Officer of Cott Corporation (a Canada-based beverage and foodservice company) from 2007 to 2009; and Vice President of Mergers & Acquisitions at Wal-Mart International from 2003 to 2007.

OTHER PUBLIC COMPANY BOARDS ▪ Deckers Outdoor Corporation (since 2020)

1
On September 15, 2014, NII Holdings, Inc. filed for bankruptcy protection in New York, New York.

PVH CORP. 2020 PROXY STATEMENT	13

Corporate Governance
Independence
The Board of Directors has evaluated the independence of each of the directors and nominees for director in relation to the rules of the New York Stock Exchange (“NYSE”). The independence inquiry included the additional criteria for service on the Audit & Risk Management Committee and the Compensation Committee for the directors who are members of those committees. The Board determined that Mr. Chirico, as our only management director, is not independent, and that each of our other current directors is independent.
In making these independence determinations, the Board of Directors considers whether a director has or had a relationship with PVH that would disqualify the individual under applicable regulation from being considered independent, that would be disclosable under applicable regulation, or that might otherwise be deemed material to the director, the director’s family or PVH, including whether there are any employment or consulting arrangements between any such individual and third parties that provide services to us. None of the directors, other than Mr. Chirico, has a material relationship with PVH, either directly or as a partner, stockholder, or officer of an organization that has a relationship with PVH, nor does any other director have a direct or indirect material interest in any transaction involving PVH.
The Board of Directors did consider that PVH employs Ms. Baglivo’s daughter when making its independence decision with respect to her. In concluding that Ms. Baglivo is independent, the Board noted that her daughter’s annual compensation is well below the threshold of $120,000 that would require disclosure under applicable SEC rules.
No family relationship exists between any director or executive officer of PVH with any other director or executive officer.
Leadership Structure of the Board
Our Chief Executive Officer currently serves as Chairman of the Board of Directors. The Board believes that no single leadership model is necessarily best for PVH and that the decision to combine or separate the offices of Chief Executive Officer and Chairman should depend on the circumstances. Right now, the Board believes that combining these two roles is the most effective leadership structure for us. Mr. Chirico’s combined role has promoted unified leadership and direction for the Board and executive management, and has allowed for a single, clear focus for the chain of command to execute our strategic initiatives and business plans. Mr. Chirico’s extensive knowledge of and tenure at PVH makes him uniquely qualified for this leadership role.
Our Corporate Governance Guidelines provide that, if the Chief Executive Officer serves as Chairman, the independent directors must elect an independent director to serve as presiding director. The Nominating, Governance & Management Development Committee is responsible for nominating the director to serve in such role.
Mr. Nasella has been our presiding director since 2007. The duties of the presiding director include:
▪
LEADING all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

▪
SERVING as liaison between the Chairman and the non-management directors;

▪
GUIDING the annual review of the Chief Executive Officer’s performance and compensation;

▪
SERVING as a sounding board for, and providing advice and guidance to, the Chief Executive Officer;

▪
DISCUSSING with management or approving non-routine information sent to the Board;

▪
REVIEWING and approving meeting agendas;

▪
ENSURING there is sufficient time for discussion of all agenda items;

▪
CALLING meetings of the independent directors, if appropriate; and

▪
PARTICIPATING in, or consulting on, communications with stockholders, when appropriate.

In addition to creating a strong, independent, clearly defined presiding director role, the Board has adopted a number of governance practices to ensure effective independent oversight. The members of all key Board committees must meet the independence requirements prescribed by the NYSE. The Board holds executive sessions of the independent directors at the end of every Board meeting, as well as at other times the independent directors choose.
14	PVH CORP. 2020 PROXY STATEMENT

Corporate Governance Risk Oversight
Risk Oversight
The Board of Directors
oversees the management of risks related to the operation of our business. As part of its oversight, the Board receives periodic reports from members of senior management on various aspects of risk, including our enterprise risk management program, business continuity planning and cybersecurity. Each Board committee oversees the management of risks that fall within its area of responsibility. In performing this function, each committee has full access to management, as well as the authority to engage advisors. Committee Chairpersons report on their Committee’s activities, including agenda items relating to risk, at each Board meeting following a Committee meeting and can raise risk issues with the full Board at that time. The Board and each of its Committees has met with, received reports from and worked together with management as we manage our company and businesses through the COVID-19 crisis and seek to mitigate the impacts through financial and human capital management initiatives.

THE AUDIT & RISK MANAGEMENT COMMITTEE
has principal responsibility for risk assessment and risk management. As part of this role, the Audit & Risk Management Committee:
▪
monitors the operation of our enterprise risk management program;

▪
receives an annual enterprise risk management report, in which management identifies our most significant operating risks and the mitigating factors that exist to control those risks, based on the results of an annual, in-depth exercise in which a broad spectrum of associates and executives from key areas and all regions work with an outside expert to identify relevant areas of risks and mitigating factors;

▪
receives reports at its in-person meetings on our cybersecurity and data privacy efforts, including an annual in-depth review of strategy and initiatives for the coming year, presented by our Senior Vice President, Information Security;

▪
receives reports on risks and developments relating to our IT systems upgrades, financial reporting, security issues, insurance, legal matters, compliance training and reporting, and other areas of risk and risk management; and

▪
meets privately on a regular basis with representatives of our independent auditors to discuss our auditing and accounting processes and management.

THE COMPENSATION COMMITTEE
considers as part of its oversight of our executive compensation program whether the incentive awards it administers are properly aligned with stockholder value creation, corporate objectives, and our Code of Business Conduct and Ethics. As part of this role, the Compensation Committee:
▪
receives an annual risk assessment from its compensation consultant that analyzes the risks represented by each component of the program, as well as mitigating factors; and

▪
develops policies, such as our Clawback Policy, to mitigate potential risks.

The Compensation Committee performed in 2018 an extensive analysis of incentive compensation arrangements throughout the company to ensure they do not create excessive or unwanted risk. The review was initiated in light of certain news reports over the year involving poor pay practices at other companies. When the review was completed, the Compensation Committee determined that our incentive compensation programs are appropriate and do not encourage excessive risk. In addition, the Committee adopted a Clawback Policy to provide for the recoupment of incentive compensation from certain current and former executives for material violations of our Code of Business Conduct and Ethics policy and other material policies. The Clawback Policy extended the existing recoupment provisions of our incentive compensation plans, which had covered a more limited set of executives and only related to certain restatements of our financial statements. For more information, see “Risk Considerations in Compensation Programs,” which begins on page 51.

THE NOMINATING, GOVERNANCE & MANAGEMENT DEVELOPMENT COMMITTEE
oversees risks related to governance issues. As part of this role, the Nominating, Governance & Management Development Committee:
▪
administers an active succession planning process for the Chief Executive Officer to reduce risks in the event our Chief Executive Officer needs to be replaced on an emergency basis, as well as in anticipation of his eventual retirement;

▪
considers changes in principal employment of directors and new directorships sought by directors to ensure there are no conflicts of interest or loss of skill set; and

▪
conducts an annual evaluation program to determine if the directors, Board and Board committees are performing effectively and in the best interests of PVH and our stockholders.

THE CORPORATE RESPONSIBILITY COMMITTEE
is responsible for advising the Board and management with respect to potential risks to PVH’s reputation and our role as a socially responsible organization. As part of this role, the Corporate Responsibility Committee:
▪
monitors human rights, work conditions and environmental programs administered by our global CR compliance teams, mainly with respect to the operations of suppliers and factories in our supply chain; and

▪
monitors significant events and activities in the industry generally, such as our participation in the Accord on Fire and Building Safety in Bangladesh (and the successor Accord), a binding commitment of over 200 brand owners and retailers to remediate safety issues in garment factories in Bangladesh undertaken in the wake of the Rana Plaza disaster.

PVH CORP. 2020 PROXY STATEMENT	15

Corporate Governance Board, Committee and Director Evaluations
Board, Committee and Director Evaluations
The Board believes it is important to address its role, the presentation topics at its meetings, and its capabilities and effectiveness on a regular basis. Conducting Board, director and committee evaluations — and discussing the results of those evaluations — are an important part of this process. The Nominating, Governance & Management Development Committee oversees the annual Board evaluation process.
16	PVH CORP. 2020 PROXY STATEMENT

Corporate Governance Board Refreshment
Board Refreshment
Evaluating current Board composition
The Nominating, Governance & Management Development Committee initiated a formal, ongoing process for director succession in 2016 and is actively engaged in a refreshment process for a number of reasons, including the number of directors at or approaching mandatory refreshment age, and to ensure we have the full breadth and depth of experience on the Board that is desired.
The process had several goals:
▪
identifying qualities and skills needed for service on our Board;

▪
identifying the qualities and skills each current director possesses;

▪
assessing how the current directors exercise their qualities and skills;

▪
determining whether any additional skill sets or other attributes are necessary to fill gaps in the current Board;

▪
establishing a succession strategy and executing against the strategy, including planning well in advance of upcoming mandatory retirements; and

▪
performing on-boarding and transitioning for new directors.

The Nominating, Governance & Management Development Committee uses a skills matrix to assess the strengths and needs of the Board in relation to our current business strategy, expected future strategic needs, and the current state of our industry. The matrix incorporates areas of operating and industry experience that Committee members have determined should be represented on our Board. Using directors’ self-assessments and assessments from the other directors and management, including our Executive Vice President, Global Talent Management, the Committee populates the matrix, showing the extent to which each current director has the desired qualities and skills.
The Nominating, Governance & Management Development Committee reviews the skills matrix, along with individual director demographics, tenure and committee memberships, and considers our total Board composition and demographics compared to our peers, to determine whether we need to add a director with specific qualities or skills. The Committee believes our Board of Directors is most effective when its members represent a mix of the attributes, skills and experience shown below.
Director Nominee Skills
	Operating Experience			Industry Experience
	Current/Recent Public Company CEO, COO or CFO Within a Global Company	Financial Expertise	Operations Leader Experience	Consumer Products or Services	Digital/ eCommerce	Technology/ Cyber Risk	Regulatory/ Corporate Governance	International Experience
MARY BAGLIVO			■	■	■		■	□
BRENT CALLINICOS		■	■		■	■	■	□
EMANUEL CHIRICO	■	■	■	■			■	□
JOSEPH B. FULLER			■				■	□
V. JAMES MARINO		■	■	■			■	□
G. PENNY McINTYRE			■	■	■			■
AMY McPHERSON	■	■	■	■	■			■
HENRY NASELLA			■	■	■		■
EDWARD R. ROSENFELD	■	■	■	■	■		■	□
CRAIG RYDIN			■	■	■		■	□
AMANDA SOURRY	■		■	■	■			■

■
C-suite experience managing a business with an ecommerce component to the business vs. direct experience managing an e-commerce business
□
C-suite experience managing a business with international operations vs. actually operating within an internationally based business
PVH CORP. 2020 PROXY STATEMENT	17

Corporate Governance Board Refreshment
Identifying potential new directors
In evaluating potential new directors, the Nominating, Governance & Management Development Committee will consider the needs identified by our formal review process and the resulting skills matrix, and also may consider factors such as each candidate’s professional experience; business, charitable or educational background; performance in current position; reputation; age; and service on other boards of directors. Potential candidates have been identified at various times by members of the Board, by a third-party search and recruiting firm retained for that purpose, and by senior executives.
The Nominating, Governance & Management Development Committee will consider a nominee recommended by a stockholder if the recommendation is made in writing and includes (i) the qualifications of the proposed nominee to serve on the Board, (ii) the principal occupations and employment of the proposed nominee during the past five years, (iii) each directorship currently held by the proposed nominee, and (iv) a statement that the proposed nominee has consented to the nomination. The recommendation should be addressed to our Secretary. The expectation is that candidates recommended by stockholders would be evaluated in a similar manner as candidates identified by the Committee.
Proxy access
We amended our By-Laws in April 2019 to adopt a proxy access provision. This provision allows stockholders to nominate director candidates for election to our Board, and for those director candidates to be included in our proxy materials. Under our proxy access by-law, a group of up to 20 stockholders that collectively has owned at least 3% of our common stock for at least three years may nominate director candidates constituting up to the lesser of two directors and 20% of our Board, subject to certain informational and procedural requirements.
The Nominating, Governance & Management Development Committee evaluated a number of different factors and potential formulations in adopting our proxy access by-law before recommending it to the Board for approval. We believe the version we adopted provides stockholders with meaningful participation in the director nomination process, while also imposing reasonable thresholds to avoid unnecessary administrative costs and to ensure the nominating stockholders have an appropriate and genuine interest in PVH and its governance.
Diversity
The Nominating, Governance & Management Development Committee considers the diversity of the Board and potential candidates in selecting new directors but does not have a specific policy in that regard. In practice, the Committee reviews whether a candidate would contribute to the diversity of skills, abilities, and experiences represented in our skills matrix, as well as the candidate’s race, ethnicity and gender. We are proud of the diversity of backgrounds that characterize our current Board of Directors, including that more than one-third of our nominees for director are women, and believe that our diversity provides significant benefits to PVH.
Mandatory retirement
Directors cannot be nominated for re-election if they will be 72 on the date of the applicable annual meeting, absent a waiver by the Nominating, Governance & Management Development Committee and the full Board. The Board has granted a waiver to Mr. Nasella due to his continued strong leadership, performance, and contributions to the Board and the committees on which he sits. The Board believes that imposing a mandatory retirement age is an effective way to ensure director refreshment. To that end, two of the directors who have joined the Board in recent years were nominated in anticipation of then upcoming retirements, which have now occurred.
18	PVH CORP. 2020 PROXY STATEMENT

Corporate Governance Director Resignation Policy
Stockholder Engagement

We regularly engage with stockholders to understand their perspectives on our company, our business and their concerns. We held discussions during 2019 with approximately 75% of our top 15 stockholders who are active managers (i.e., excluding index funds and others who do not meet with management) and who hold approximately 35% of the outstanding shares. We meet with and speak to stockholders during appearances by management at scheduled events, as well as in one-on-one meetings and through conference calls held throughout the year.

Our discussions with stockholders cover a wide range of topics, but generally our conversations involve the following issues:
▪
Our long-term growth targets

▪
Our senior leadership team

▪
Our growth opportunities for each of our branded businesses, including regional and category opportunities

▪
Our approach to managing the brand portfolio

▪
Our plans and perspectives on, as well as expected impact on us of, macroenvironmental issues, such as the volatile consumer environment globally, the U.S.-China trade tensions and protests in Hong Kong SAR

▪
The competitive landscape and how we are positioned to gain market share, particularly in North America

▪
Our consumer engagement initiatives, both globally and regionally

▪
Our initiatives to grow digital commerce

▪
Infrastructure investments, including developing a consumer data platform for improving insights and data analytics, as well as for supply chain optimization and speed to market initiatives

▪
Free cash flow, including how it is used for capital allocation, including stock repurchases and dividend policy

▪
Our corporate responsibility program

We also engage with stockholders on our compensation practices, most notably on CEO compensation, and periodically seek input from them regarding our compensation program and the compensation paid to Mr. Chirico and the other senior executives. The Compensation Committee has discussed and considered communications received from stockholders relating to our compensation program, and the Committee Chair has responded to inquiries, where appropriate. In addition, the members of the Compensation Committee typically attend our Annual Meeting and are available to answer questions regarding our compensation program.
In general, feedback from our stockholders is positive and we generally have not received any requests to undertake changes to our compensation practices, adopt corporate governance measures, undertake additional (or enhance existing) corporate responsibility initiatives, or expand our engagement practices.
Director Resignation Policy
The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at an annual meeting. Our Corporate Governance Guidelines provide that a director seeking re-election who does not obtain a majority vote of stockholders must offer a letter of resignation. The Nominating, Governance & Management Development Committee will make a recommendation to the full Board on whether to accept or reject any such resignation, or whether other action should be taken. The Board must act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date election results are certified. Our Corporate Governance Guidelines provide that the Nominating, Governance & Management Development Committee and the Board may consider any factors and information that they consider appropriate and relevant in making their respective decisions. The director who has tendered a resignation cannot participate in the Committee or Board discussions regarding that resignation.
Director On-Boarding
We conduct a comprehensive on-boarding process for new directors. We believe a wide-ranging orientation is important in positioning new directors for success. The process includes pairing a new director with a seasoned member of the Board who serves as a peer mentor for the first three to six months. In addition, new directors participate in a corporate, business and financial orientation program that involves substantive individual meetings with senior executives. For example, the Chief Executive Officer will brief new directors on current business and strategy; the Chief Operating & Financial Officer will speak about our financial performance; the Treasurer and Senior Vice President, Business Development and Investor Relations will discuss our capital structure, the stockholder base and
PVH CORP. 2020 PROXY STATEMENT	19

Corporate Governance Ongoing Director Education
investor relations; the General Counsel will discuss corporate governance, periodic reporting and stock-related matters; and the Chief Human Resources Officer will report on human resources strategies, key talent and succession planning. In addition, senior executives in our Tommy Hilfiger, Calvin Klein and Heritage Brands businesses provide an overview of their respective businesses. We expect our President will be part of the orientation process going forward (we have not on-boarded any directors since he joined us). The orientation also includes an introductory session with the Chair or members of the Board committee on which the new director will sit and may also include executives and outside advisors who work with that committee. SEC filings and other information are provided as a background resource. We endeavor to have all new directors visit our European headquarters in Amsterdam within their first year of service.
Ongoing Director Education
We have created a website for directors that is part of our PVH University learning management platform. The site provides directors with access to information on director educational conferences and programs, our PVH Complies compliance training courses, and the extensive library of courses we offer to our associates. The site identifies programs, conferences and classes recommended by other directors and our Talent Development Team.
We encourage directors to pursue educational opportunities to enable them to better perform their duties and to learn about emerging issues. In addition, we provide access to educational materials and resources, including subscriptions to outside publications relevant to governance and our industry, and membership in governance organizations. We do not limit the amount of time or money that can be spent on director education, although we do evaluate the courses and conferences to make certain that the subject matter is appropriate for the director and their role. Directors are allowed to determine the amount of education they deem appropriate. However, our Corporate Governance Guidelines strongly encourage directors to attend at least one external director education program per year.
The Nominating, Governance & Management Development Committee may request that directors seek out particular education programs or that the Board receive presentations based on results from the Board questionnaires and individual director self-assessments.
We often incorporate travel to PVH facilities and facilities operated by business partners to educate directors on our global operations, as well as matters related to the committees on which they serve. For example, the entire Board traveled in 2019 to Amsterdam, where our European headquarters is based, and Dusseldorf, the headquarters for the largest business in Europe. The meetings there provided the Board with the opportunity to meet with key members of management in those offices, to meet the country managers of each European office, and to tour our offices (the European headquarters had moved recently to a newly constructed campus) in both cities and retail operations of ours and a key European customer in Dusseldorf.
Management Succession Planning
The Nominating, Governance & Management Development Committee has implemented a detailed plan regarding succession planning. Succession plans for the Chief Executive Officer and the senior management team are reviewed at least annually and updated as necessary. The Committee presents a status report on succession plans annually to the full Board. The succession-planning process includes both identifying and developing plans for promising internal candidates and, with respect to CEO succession, identifying external candidates. The plan includes mid-term and long-term solutions and arrangements in the event an emergency arises. This process culminated in the hiring last May of Mr. Larsson in the newly created position of President. Mr. Larsson is expected to become our Chief Executive Officer when Mr. Chirico relinquishes the role and is expected to become our Executive Chairman.
Political and Lobbying Activities
PVH does not contribute to political candidates, parties or causes. We do occasionally participate in lobbying activities, principally through our membership in industry associations. For example, we were involved in 2019 ongoing efforts not to have apparel and footwear imported into the U.S. from China subjected to additional tariffs. We believe that the additional tariffs are damaging to retail sales, will cause price increases and job losses, and are excessive given the already elevated level of tariffs on these imports as compared to other product categories. We have also sought to have the collection of the resulting duties that we pay delayed for 90 days or more to help us and other companies navigate the COVID-19 crisis and apply the money to payroll and avoid further furloughs during the crisis.
20	PVH CORP. 2020 PROXY STATEMENT

Corporate Governance Values and Corporate Responsibility
We were involved in 2017 in industry efforts on proposed U.S. tax reform and, in particular, lobbying against the suggestion that a border adjustment tax on imports be included in the broader reform plan. We were actively involved in 2014 and 2015 in seeking an extension of the African Growth and Opportunity Act (“AGOA”), which offers incentives for African countries to continue their efforts to open their economies and build free markets. We believe East Africa provides a potential opportunity for us to be involved in the vertically integrated production of apparel in an environment where our corporate responsibility standards can be implemented from the outset, including adherence to best practices in working conditions, workers’ rights, building and fire safety, and use of green energy sources. We continue to monitor the eligibility of the countries in sub-Saharan Africa where we produce in order to participate in AGOA benefits, which, for producers like PVH, allows us to import goods into the U.S. on a duty-free basis.
Values and Corporate Responsibility
Throughout its nearly 140 year history, PVH has been passionate about doing the right thing. Our values — individuality, partnership, passion, integrity and accountability — define who we are as a company and we encourage our associates to embody them every day.
One of the most defining characteristics of PVH’s culture has been our long-standing commitment to Corporate Responsibility (“CR”). 2019 was a milestone year, as we introduced our evolved CR strategy — Forward Fashion. Forward Fashion is our strategy to transform how clothes are made and (re)used, and the actions we are taking to move our business and the industry forward toward a more innovative and responsible future. Forward Fashion has three strategic focus areas: we aim to reduce our negative impacts to zero, increase positive impacts to 100% and improve the over one million lives we touch throughout our value chain: supply chain workers, their families and their communities. Importantly, we are establishing a new level of ambition and transparency across our CR platform and reinforcing our long-standing commitment to sustainable business.
We made great strides with regard to CR in 2019. We signed the Fashion Pact, a coalition of more than 30 global fashion and textile companies pledging to reduce the environmental impact of the fashion industry. We furthered our commitment to a zero-carbon economy by receiving approval of our absolute greenhouse gas emission reduction targets by the Science Based Targets initiative. And, seeking to develop the next generation of conscientious business leaders, we partnered with Fordham University to create a hub for the study of CR.
Talent remains a top priority across PVH, as we have always believed that our associates are our greatest asset. As we seek to secure and maintain the best talent in the industry, we believe that it is imperative to empower our associates every day to push new boundaries and contribute new ideas in a culture of collaboration. We provide extensive associate training and have recently extended our courses and leadership development programs internally. We have also worked diligently to promote and instill a culture built upon inclusion and diversity (“I&D”). This includes our partnership with the Council of Fashion Designers of America to produce a research-based white paper that examines the roles of I&D in the fashion industry, with the goal of beginning a meaningful industry dialogue.
We are proud that our efforts regularly are recognized publicly in a variety of ways. In 2019, we appeared on Fortune magazine’s lists of “100 Best Workplaces for Diversity” and “The World’s Most Admired Companies,” in addition to being ranked #12 on Barron’s list of “100 Most Sustainable Companies in America” and being re-certified as a Great Place to Work in the U.S.
Integrity and accountability are pillars in our conduct of business. We maintain a whistleblower hotline with online and telephone reporting options. The hotline is available in 15 languages and allows for reporting on an anonymous basis (except when prohibited by law). There are reporting options available to our associates, workers at our suppliers’ factories, talent used in our marketing shoots, and employees of our joint ventures. We also have a strict non-retaliation policy to protect associates who report suspected misconduct in good faith.
We invite you to read our annual CR Report and learn more about how we drive fashion forward — for good — by visiting the CR section of our website at responsibility.PVH.com. You will see there our reporting on our performance against metrics established by or included among the Sustainability Accounting Standards Board, Global Reporting Initiative Standards and the UN Sustainable Development Goals.
PVH CORP. 2020 PROXY STATEMENT	21

Corporate Governance Meetings
Meetings

Our Corporate Governance Guidelines require all members of the Board of Directors to use reasonable efforts to attend, in person or by telephone or video conference, all meetings of the Board and of any committees on which they serve, as well as the annual meeting of stockholders. All but one of our directors attended the 2019 Annual Meeting of Stockholders, and we expect all directors to attend the 2020 meeting. There were five meetings of the Board of Directors during 2019. All of our directors attended 100% of the aggregate number of meetings of the Board and the committees on which they served.

Board meetings typically cover four categories of business, as described below.
Corporate governance matters. These discussions include approval of minutes and dividends, committee reports and the review of Board and committee charters, Board policies, and Securities and Exchange Commission (“SEC”) filings.
Standing agenda items. These discussions address matters such as business and financial updates, budget review and approval, corporate strategy and strategic opportunities/ alternatives, capital structure, and updates on enterprise risk management, corporate responsibility and other programs.
Topical issues. The Board receives presentations on and, as appropriate, considers, matters such as competitive and industry developments, advertising and marketing campaigns, regulatory updates, capital programs, and initiatives like speed-to-market, Africa sourcing and organizational restructurings.
Transaction-related discussions and approvals. The Board discusses issues such as financings, acquisitions and joint ventures when they arise.

To ensure that the Board is fully informed about issues under discussion, meetings often include presentations by our corporate officers, senior executives or internal subject matter experts, and outside advisors and consultants. One meeting each year is convened offsite for several days to give directors an opportunity to consider and discuss at length matters such as strategy, opportunities, business strengths and weaknesses, and competitive threats. The offsite meeting also provides the directors with exposure to and the opportunity to interact with a large contingent of executives from the global management team. These interactions help the Board assess the talent pool globally.
Executive Sessions
Each Board meeting begins in an executive session of all of the directors (along with the corporate secretary). This session includes an overview of the agenda by the Chairman and Chief Executive Officer and a preview of some of the key issues confronting management. In addition, the executive session gives directors an opportunity to prepare possible lines of questioning for management and outside advisors and enables the Board to discuss issues that they do not want to raise with the rest of management present. On occasion, other members of management (other than the CEO and Secretary) will be invited to participate with respect to discrete items.
Our independent directors also meet at the end of each regular meeting (and other times) in executive session to discuss Board presentations, management performance and the performance of our Chief Executive Officer. Mr. Nasella, our presiding director, leads these executive sessions.
CEO Evaluation
Mr. Nasella meets with our Chief Executive Officer at least annually to discuss the Board’s feedback on the CEO’s performance and areas for improvement. The feedback is elicited through a written performance evaluation completed by each director that solicits both quantitative and qualitative responses regarding five key areas of performance: Leadership and People; Strategic Planning; Financial Results; External Relations; and Board Relations.
22	PVH CORP. 2020 PROXY STATEMENT

Corporate Governance Transactions with Related Persons
Transactions with Related Persons
SEC rules require us to disclose certain transactions with “related persons.” These are transactions, subject to certain exceptions, involving amounts in excess of $120,000 between PVH on one side and one of the following categories of people on the other side:
▪
a current director or executive officer;

▪
a person who, during our most recently completed fiscal year, served as a director or executive officer;

▪
a nominee for director;

▪
a holder of more than 5% of our common stock; or

▪
an immediate family member of any of the foregoing persons.

The only transaction that meets these criteria is that Dominic Chirico, a son of Emanuel Chirico, has worked in our Calvin Klein business since September 2010. In 2019, Dominic Chirico received compensation of $314,300 consisting of salary and bonus.
The Audit & Risk Management Committee is required to review and approve any transaction between PVH and any director or executive officer that will, or is reasonably likely to, require disclosure under SEC rules. In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:
▪
whether the terms of the transaction are fair to PVH and on the same basis as would apply if the transaction did not involve a related person;

▪
whether there are business reasons for PVH to enter into the transaction;

▪
whether the transaction would impair the independence of an outside director; and

▪
whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction, and the ongoing nature of any proposed relationship.

Additionally, under our Code of Business Conduct & Ethics and our Conflict of Interest Policy, our directors and associates, including executive officers, have a duty to report all potential conflicts of interest, including transactions with related persons. We have established procedures for reviewing and approving disclosures under the Conflict of Interest Policy and all disclosures are discussed annually with the Audit & Risk Management Committee.
Governing Documents
Corporate Governance Guidelines. Our Corporate Governance Guidelines address matters such as director qualifications and responsibilities, Board committees and their charters, the responsibilities of the presiding director, director independence, director access to management, director compensation, director orientation and education, evaluation of management, management development and succession planning, and annual performance evaluations for the Board. The Nominating, Governance & Management Development Committee reviews the Corporate Governance Guidelines annually and determines whether to recommend changes to the Board.
Code of Ethics for Chief Executive Officer and Senior Financial Officers. Our Code of Ethics is designed to ensure full, fair, accurate, timely and understandable disclosure in the periodic reports we file with the SEC. We intend to disclose on our website any amendments to, or waivers of, the Code of Ethics that would otherwise be reportable on a Current Report on Form 8-K. Any such disclosure will be posted within four business days following the date of the amendment or waiver.
Code of Business Conduct and Ethics. The Code of Conduct, which applies to all PVH directors, officers and associates, addresses matters such as conflicts of interest, insider trading, confidentiality of PVH’s proprietary information, and discrimination and harassment.
All of these documents are posted on our website at PVH.com/investor-relations/governance.
PVH CORP. 2020 PROXY STATEMENT	23

Corporate Governance How to Contact the Board
How to Contact the Board
Stockholders and other interested parties may send communications to the Board of Directors (or specified group of individual directors, such as the non-management directors and the presiding director). Any such communication should be addressed to the Board (or individual director) in care of the Secretary of PVH Corp., 200 Madison Avenue, New York, New York, 10016-3903.
Committees
The Board of Directors has four standing committees: Audit & Risk Management; Compensation; Nominating, Governance & Management Development; and Corporate Responsibility. Each committee has a written charter adopted by the Board of Directors that is available on our website at PVH.com/investor-relations/governance.
Audit & Risk Management Committee
Edward R. Rosenfeld (Chair since April 2020), Juan R. Figuereo (Chair for all of 2019) V. James Marino and Amy McPherson 10 MEETINGS IN 2019
The Audit & Risk Management Committee is directly responsible for the appointment, compensation, and oversight of the work of the outside auditing firm. In addition, the Audit & Risk Management Committee helps the Board fulfill its oversight functions relating to the quality and integrity of our financial reports by:
▪
monitoring our financial reporting process and internal audit function;

▪
monitoring the outside auditing firm’s qualifications, independence, and performance; and

▪
performing such other activities consistent with its charter and our By-laws as the Committee or the Board deems appropriate.

The Board has determined that all members of the Audit & Risk Management Committee are independent for purposes of audit committee service under NYSE listing standards and SEC rules, and each also qualifies as an “audit committee financial expert,” as defined in SEC rules.

Compensation Committee
Amanda Sourry (Chair), Henry Nasella and Craig Rydin 6 MEETINGS IN 2019
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of our executive officers. The Compensation Committee also has overall responsibility for evaluating and approving, or recommending to the Board approval of, all of our compensation plans, policies, and programs, and is responsible for preparing the Compensation Committee Report that appears in this Proxy Statement. The Compensation Committee is authorized to delegate limited authority to enable the Chief Executive Officer to make equity awards subject to parameters the Committee establishes. For more information on the CEO’s ability to grant equity awards, see “Compensation Committee Process,” which begins on page 36.
Our Chief Executive Officer, Chief Human Resources Officer, Senior Vice President, Global Compensation, Benefits and HR Systems, and General Counsel regularly attend and participate in Compensation Committee meetings, as do representatives of ClearBridge Compensation Group, the Committee’s independent compensation consultant since 2009. For more information on the independent compensation advisor, see “Independent Compensation Consultant,” which begins on page 37.
The Board has determined that all members of the Compensation Committee satisfy the independence requirements under NYSE listing standards and SEC rules. Each member also qualifies as an “outside” director, as defined under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as such section was in effect immediately before it was amended pursuant to the U.S. Tax Cuts and Jobs Act of 2017, and as a “non-employee” director under SEC Rule 16b-3.
There were no interlocks or relationships involving any member of the Compensation Committee during 2019 that are required to be disclosed under the SEC’s rules or proxy regulations.

24	PVH CORP. 2020 PROXY STATEMENT

Corporate Governance Committees
Nominating, Governance & Management Development Committee
Joseph Fuller (Chair), Henry Nasella, Craig Rydin and Amanda Sourry 5 MEETINGS IN 2019
The Nominating, Governance & Management Development Committee is charged with:
▪
identifying individuals qualified to become Board members;

▪
recommending director nominees to the Board;

▪
recommending members for each Board committee;

▪
overseeing Board, Committee and director evaluations

▪
recommending the Corporate Governance Guidelines relating to Board service;

▪
conducting Chief Executive Officer succession planning, and monitoring succession planning for senior management;

▪
monitoring senior management development; and

▪
monitoring issues of corporate culture and conduct.

The Board has determined that all members of the Nominating, Governance & Management Development Committee satisfy the independence requirements under NYSE listing standards.

Corporate Responsibility Committee
G. Penny McIntyre (Chair), Mary Baglivo and Brent Callinicos 4 MEETINGS IN 2019
The Corporate Responsibility Committee is charged with acting in an advisory capacity to the Board and management with respect to policies and strategies that affect PVH’s role as a socially responsible organization. The Committee also receives reports on our Inclusion & Diversity program, PVH University, The PVH Foundation (our charitable and philanthropic organization), our business resource groups (affinity groups for working parents, Black associates, women, members of the LGBTQ community and other communities within PVH), and other ways we advance our core values.
The Board has determined that all members of the Corporate Responsibility Committee are independent under NYSE listing standards; the listing standards do not require committee members to be independent.

PVH CORP. 2020 PROXY STATEMENT	25

Director Compensation
Annual Retainers
Non-employee directors are paid annually in a combination of cash and restricted stock units, as shown below.
Recipient	Type of payment
Each non-employee director	$95,000, in cash
Each non-employee director	RSUs of our common stock with a value of approximately $160,000 on the grant date
Chair of the Audit & Risk Management Committee	$40,000, in cash
Other members of the Audit & Risk Management Committee	$20,000, in cash
Chair of the Compensation Committee	$35,000, in cash
Other members of the Compensation Committee	$15,000, in cash
Chairs of the Nominating, Governance & Management Development Committee and the Corporate Responsibility Committee	$25,000, in cash
Other members of the Nominating, Governance & Management Development Committee and the Corporate Responsibility Committee	$10,000, in cash
Presiding director	$40,000, in cash
Non-employee directors are reimbursed for their meeting-related expenses in addition to receiving the compensation disclosed above.
Non-employee directors who join the Board after our annual meeting are paid a pro rata portion of the applicable fees for the year but do not receive an award of RSUs. We do not pay fees or make equity grants to non-employee directors who are designated for election by a stockholder having director nomination rights. We currently have no such directors.
Our non-employee directors receive very limited benefits and perquisites. They are entitled to the same discounts at our retail stores as are available to all associates. In addition, we provide business accident travel insurance for directors and their spouses, which is at no additional cost to us because we maintain coverage for our associates globally. Finally, non-employee directors are eligible to participate at their own cost in our group umbrella insurance program, which may offer more favorable rates than they can obtain on their own.
2019 Compensation Changes — Compensation for our non-employee directors is reviewed annually. The Board approved in June 2019, upon the recommendation of the Nominating, Governance & Management Development Committee, increases to the annual cash retainer (from $85,000), the annual equity grant (from $145,000 grant date value) and presiding director cash retainer (from $30,000) to the amounts shown above.
2020 Annual Retainer Changes — Each of our non-employee directors voluntarily agreed to forgo their cash compensation during the events surrounding the COVID-19 pandemic in response to the uncertainty caused by the pandemic. The primary purpose for the cash reduction is to limit the financial impact of the COVID-19 pandemic on our operations.
26	PVH CORP. 2020 PROXY STATEMENT

Director Compensation Stock Ownership Guidelines
Stock Ownership Guidelines
Our non-employee directors are required under our stock ownership guidelines to own shares of our common stock with an aggregate value equal to five times the annual cash retainer payable to directors. New directors have five years from the date they are elected to attain this ownership level. All but two of our non-employee directors who have served on the Board for five years or more are in compliance as of the date of this Proxy Statement with this requirement. Both of these directors are out of compliance due to the decrease in our stock price caused by the COVID-19 pandemic. Pursuant to the guidelines, these directors have until our next annual meeting to meet the requirement (unless waived). There are three other directors not currently in compliance but they have not yet served five full years and are not yet required to be in compliance. Our stock ownership guidelines require directors to hold 50% of the shares received upon the vesting of their equity awards (after payment of taxes) until they satisfy the guideline. There are no stock ownership guidelines for directors designated for election by a stockholder having director nomination rights, of which we currently have none.
The following table provides information concerning the compensation of all individuals who served as directors during any portion of 2019, other than Mr. Chirico, whose compensation as an executive is set forth on the Summary Compensation Table on page 53.
Name	Fees Earned or Paid in Cash1 ($)	Stock Awards2,3 ($)	Option Awards3 ($)	All Other Compensation ($)	Total ($)
MARY BAGLIVO	100,000	160,061	N/A	N/A	260,061
BRENT CALLINICOS	100,000	160,061	N/A	N/A	260,061
JUAN R. FIGUEREO	130,000	160,061	N/A	N/A	290,061
JOSEPH B. FULLER	115,000	160,061	N/A	N/A	275,061
V. JAMES MARINO	110,000	160,061	N/A	N/A	270,061
G. PENNY McINTYRE	115,000	160,061	N/A	N/A	275,061
AMY McPHERSON	110,000	160,061	N/A	N/A	270,061
HENRY NASELLA	160,000	160,061	N/A	N/A	320,061
EDWARD R. ROSENFELD	110,000	160,061	N/A	N/A	270,061
CRAIG RYDIN	115,000	160,061	N/A	N/A	275,061
AMANDA SOURRY	125,000	160,061	N/A	N/A	285,061

1
The fees earned or paid in cash to the directors consist of the following:

Name	Annual Director Fee ($)	Committee Chair Fees ($)	Committee Member Fees ($)	Presiding Director Fee ($)	Total ($)
MARY BAGLIVO	90,000	N/A	10,000	N/A	100,000
BRENT CALLINICOS	90,000	N/A	10,000	N/A	100,000
JUAN R. FIGUEREO	90,000	40,000	N/A	N/A	130,000
JOSEPH B. FULLER	90,000	25,000	N/A	N/A	115,000
V. JAMES MARINO	90,000	N/A	20,000	N/A	110,000
G. PENNY McINTYRE	90,000	25,000	N/A	N/A	115,000
AMY McPHERSON	90,000	N/A	20,000	N/A	110,000
HENRY NASELLA	90,000	17,500	17,500	35,000	160,000
EDWARD R. ROSENFELD	90,000	N/A	20,000	N/A	110,000
CRAIG RYDIN	90,000	N/A	25,000	N/A	115,000
AMANDA SOURRY	90,000	17,500	17,500	N/A	125,000

2
The amounts are the aggregate grant date fair value of RSUs granted in 2019, which were the only equity awards granted to our directors in 2019. The fair value is equal to $90.43, the closing price of our common stock on the date of grant, multiplied by the number of RSUs granted.

PVH CORP. 2020 PROXY STATEMENT	27

Director Compensation Stock Ownership Guidelines
3
The number of unexercised stock options and aggregate number of unvested RSUs for each of our directors as of February 2, 2020, were as follows:

Name	Option Awards (#)	Stock Awardsa (#)
MARY BAGLIVO	N/A	1,770
BRENT CALLINICOS	N/A	1,770
JUAN R. FIGUEREO	N/A	6,776b
JOSEPH B. FULLER	N/A	23,850c
V. JAMES MARINO	N/A	1,770
G. PENNY McINTYRE	N/A	6,776b
AMY McPHERSON	N/A	1,770
HENRY NASELLA	N/A	23,850c
EDWARD R. ROSENFELD	N/A	7,940d
CRAIG RYDIN	N/A	13,798e
AMANDA SOURRY	N/A	1,770

a
Stock awards consist of unvested restricted stock units, which vest on the first anniversary of the date of grant.

b
Settlement of 5,006 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our Stock Incentive Plan.

c
Settlement of 22,080 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our Stock Incentive Plan.

d
Settlement of 6,170 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our Stock Incentive Plan.

e
Settlement of 12,028 of these outstanding awards has been deferred pursuant to the director’s election, as permitted under our Stock Incentive Plan.

28	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 2
Advisory Vote on Executive Compensation
We are asking stockholders to provide advisory approval of the compensation of our Named Executive Officers, as described in the Compensation Discussion & Analysis and Executive Compensation Tables sections that follow. While the results of this vote are non-binding, the Compensation Committee intends to consider carefully those results when making future compensation decisions.
The following is a summary of key points that stockholders may wish to consider in connection with their voting decision. We encourage you to review the entire Compensation Discussion and Analysis for detailed information on our executive compensation program.
Our compensation program emphasizes performance-based variable pay and equity performance to ensure a rigorous pay-for-performance culture. A significant majority (approximately 69% to 90% based on target level compensation) of each NEO’s compensation package consists of short-term and long-term awards that pay out only upon the achievement of specific financial targets, and equity awards that are linked to increases in stock price and stockholder value over time.

The Board of Directors recommends a vote FOR approval of the compensation paid to our Named Executive Officers.
Proxies received in response to this solicitation will be voted FOR this proposal unless the stockholder specifies otherwise.

Our performance targets are meaningful and are designed to encourage our executives to perform at high levels. We must achieve earnings per share that falls within the earnings per share guidance range that management provides to the financial market at the beginning of each fiscal year to pay out bonuses at the target level, and business unit executives must achieve earnings goals for their respective business units. In both cases, the goals are based on the annual budget reviewed and approved by the Board of Directors, and the target levels typically are established above the prior year’s performance.
Our compensation program reflects sound pay practices.
▪
We generally do not provide our NEOs with any guarantees as to salary increases, bonuses, incentive plan awards or equity compensation.

▪
Our perquisites are very modest and do not include tax reimbursements or “gross-ups” for severance payments.

▪
We have adopted stock ownership guidelines (including holding requirements until ownership levels are achieved) for our NEOs that are intended to align their long-term interests with those of our stockholders and to encourage a long-term focus.

Our total compensation packages are comparable to our peers. When we establish compensation packages each year, we compare the total compensation that each NEO can earn to compensation for the most comparable executives at the companies in our peer group. We confirm the accuracy of such comparisons by reviewing actual amounts paid or expected to be paid at the end of each year. The compensation package for our Chief Executive Officer, consistent with our emphasis on pay for performance, is heavily weighted on long-term and performance-based elements. Compensation packages for our other NEOs are also heavily weighted on these elements, although not to the same degree as the CEO’s compensation package. In all cases, the weighting is consistent with those of their counterparts at our peers.
Our compensation program works as intended. We believe the information disclosed in this Proxy Statement, in particular the Compensation Discussion & Analysis and Executive Compensation Tables sections, demonstrates that our executive compensation program is well-designed, is working as intended, emphasizes pay for performance without encouraging undue risk, incorporates sound corporate governance practices, and foregoes elements that are considered poor pay practices.
The Board submits the following resolution to stockholders to indicate their non-binding advisory approval:
RESOLVED, that the compensation paid to PVH’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion & Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.
PVH CORP. 2019 PROXY STATEMENT	29

Compensation
Discussion & Analysis
This section explains our compensation program for the following individuals, who we refer to as our Named Executive Officers or NEOs:
NEO	Age	Years of Service	Title
EMANUEL CHIRICO	62	26	Chairman and Chief Executive Officer, PVH Corp.
MICHAEL A. SHAFFER	57	29	Executive Vice President and Chief Operating & Financial Officer, PVH Corp.
STEFAN LARSSON	45	1	President, PVH Corp.
CHERYL ABEL-HODGES	56	131	Chief Executive Officer, Calvin Klein
DANIEL GRIEDER	58	232	Chief Executive Officer, Tommy Hilfiger Global and PVH Europe
STEVEN B. SHIFFMAN	62	263	Former Chief Executive Officer, Calvin Klein

1
Ms. Abel-Hodges was promoted to Chief Executive Officer, Calvin Klein, on June 10, 2019, succeeding Mr. Shiffman. Information in this section under the heading “Executive Compensation” reflects her compensation package taking into account all changes to her existing compensation package and awards granted in connection with her promotion.

2
Includes service with Tommy Hilfiger prior to our 2010 acquisition, as well as service as an independent sales agent for Tommy Hilfiger.

3
Mr. Shiffman was Chief Executive Officer, Calvin Klein until June 10, 2019. He is included as a NEO under the requirements of the Exchange Act.

EXECUTIVE SUMMARY
2019 Performance Highlights
2019 was a year of significant achievement for us. We executed against our strategic priorities, including growing our international businesses, both organically and through strategic acquisitions of licensed businesses, we further strengthened our senior leadership team and put in place a CEO succession plan as part of that, and we deepened our corporate responsibility commitments to effect positive change in our industry and the world at large.
The year was not without its challenges, however, from a softening consumer environment to the U.S.-China trade tensions to the protests in Hong Kong SAR to self-inflicted product issues and ending with the onset of the COVID-19 outbreak. We, nonetheless, were able to navigate the challenges and mitigate some of the pressure on our financial performance through the power of our diversified business model. We grew revenues by 3% to $9.9 billion and delivered GAAP earnings per share of $5.60, including a $0.35 per share
30	PVH CORP. 2020 PROXY STATEMENT

CD&A EXECUTIVE SUMMARY  2019 Performance Highlights
negative impact related to foreign exchange rates, compared to $9.65 in 2018. We posted earnings per share of $9.54* on a non-GAAP basis, which included a negative impact of $0.35 per share related to foreign currency exchange rates, as compared to $9.60* in 2018. While these results were below our initial expectations, performance in our Europe business was a highlight, as we continued to experience outstanding results in our Tommy Hilfiger business and we re-ignited the CALVIN KLEIN brand’s momentum. We also continued to invest in and evolve our brands to capture the heart of today’s consumer, invested in the consumer data journey, digitization, our supply chain and our talent, increased our digital commerce penetration, and expanded our omni-channel capabilities.
$5.60	$9.9B
Earnings per share compared to $9.65 in 2018 ($9.54* vs. $9.60* on a non-GAAP basis)
In revenue, a 3% increase over 2018. The revenue increase included:
▪
An 8% increase (11%* on a constant currency basis) in our Tommy Hilfiger business, driven principally by outperformance in Europe and the addition of revenue from acquisitions of licensed businesses.

▪
A 2% decrease (1%* increase on a constant currency basis) in our Calvin Klein business, as continued growth in Europe and the addition of an acquired business was more than offset by foreign currency translation, softness in Asia, the closure of the CALVIN KLEIN 205W39NYC brand and the effect of licensing the Calvin Klein Jeans women’s business formerly operated by us.

▪
A 3% decrease in our Heritage Brands business due to weakness in the North America wholesale business and a 2% decline in comparable store sales.

$559M
Earnings before interest and taxes (“EBIT”) decreased to $559 million, inclusive of a $30 million negative impact due to foreign currency translation, from $892 million in 2018. EBIT on a non-GAAP basis for 2019 decreased to $931* million, inclusive of a $30 million negative impact due to foreign currency translation, compared to $971* million on a non-GAAP basis in 2018.

Our earnings per share, EBIT, and revenue performance over the past three years was as follows:
PVH CORP. 2020 PROXY STATEMENT	31

CD&A EXECUTIVE SUMMARY  2019 Compensation Highlights
2019 Compensation Highlights
The following table shows the principal elements of the compensation program for our Named Executive Officers and the value attributable to each element for 2019, with the following conditions:
▪
Base salaries are shown at the highest level for the year for NEOs who received mid-year salary increases.

▪
Annual bonuses are shown at the target level payouts.

▪
RSUs, stock options and performance share units (“PSUs”) are shown at the grant date value.

Some of the compensation figures discussed in this section will not be the same as the figures provided in the Executive Compensation Tables section that begins on page 53 because of the foregoing conditions or for reasons otherwise explained.

Short-Term		Long-Term		
	Base Salary	Annual Bonus	Restricted Stock Units	Stock Options	Performance Share Units
Frequency	Reviewed annually	Eligibility reviewed annually	Eligibility reviewed annually	Eligibility reviewed annually	Eligibility reviewed annually
Form	Cash →		Equity →		
Fixed Vs. At Risk	Fixed →	At Risk →			
Performance Cycle/Vesting	N/A	1 year	4 years: vesting 25% on each of the first four anniversaries of the grant date	4 years: vesting 25% on each of the first four anniversaries of the grant date	3 years[1]
Performance Measures	N/A	▪ EPS for all NEOs ▪ Business unit operating income for NEOs with divisional responsibilities ▪ Awards be modified based on individualized non-financial strategic goals	N/A[1]	N/A	Absolute stock price growth (50%) and relative TSR (50%)
2019 VALUES					
EMANUEL CHIRICO	$1,500,000	$3,000,000	$3,000,282	$2,024,580	$5,000,047
MICHAEL A. SHAFFER	$ 950,000	$ 950,000	$5,800,251[2]	$ 810,655	$ 600,056
STEFAN LARSON	$1,200,000	$1,800,000[3]	$1,500,012	$1,644,055	$1,500,032
CHERYL ABEL-HODGES	$1,000,000[4]	$ 750,000[4]	$ 500,319	$ 502,360	$ 350,076
DANIEL GRIEDER	€ 981,859[5]	€ 981,859[5]	$5,700,479[2]	$ 707,780	$ 200,019
STEVEN B. SHIFFMAN	$ 975,000	$ 731,250	$ 600,158	$ 609,020	$ 400,037

1
Mr. Chirico’s awards are subject to an additional holding period of one year on the after-tax shares upon the pay out of an award.

2
Includes special restricted stock unit awards granted to Mr. Shaffer and Mr. Grieder in 2019, each valued at $5,000,040, which vest 10% on the first and second anniversary of the grant date, 15% on the third and fourth anniversary of the grant date and 50% on the fifth anniversary of the grant date. See discussion on page 43.

3
Mr. Larsson received, pursuant to the terms of his employment agreement, a guaranteed bonus for 2019 of  $1,198,440, which amount is equal to his target bonus opportunity prorated for the number of days employed. He was eligible to receive additional amounts had our performance exceeded target level performance. Please see the discussion on page 57.

4
Represents Ms. Abel-Hodges’ new base salary and aggregate bonus opportunity approved in connection with her promotion to Chief Executive Officer, Calvin Klein.

5
Mr. Grieder’s salary and bonus are paid in euros and have been converted from Swiss francs at a franc-to-euro exchange rate of 0.9351, which was the closing rate on January 31, 2020, the last business day of 2019. See “Special note about compensation for Mr. Grieder” on page 34.

32	PVH CORP. 2020 PROXY STATEMENT

CD&A EXECUTIVE SUMMARY  Compensation Best Practices
Compensation Best Practices
We follow the practices described below because we believe they align our compensation program, and the interests of our NEOs, with the interests of our stockholders and avoid excessive risk.
Things We Do	Things We Do Not Do
We engage with stockholders regarding our compensation practices.

The Chair of the Compensation Committee is available at our Annual Meeting to answer questions.

Most executive compensation varies based on long-term performance of PVH and our common stock.

Performance targets for our incentive plans are rigorous but do not encourage excessive risk.

We use different financial metrics as performance measures for annual bonuses and PSU awards so executives focus on the business as a whole and not on any one particular metric.

We regularly reassess the financial measures used with our performance-based awards, as well as the mix of elements that make up our compensation program, to ensure they promote increases in stockholder value and align with investor priorities.

Our NEOs are subject to stringent stock ownership guidelines — 6x base salary for the CEO and 3x base salary for the other NEOs — and there are limits on the amount of stock they can dispose of before they satisfy the applicable guideline.

Our change-in-control arrangements are “double trigger.”

We provide comprehensive and transparent disclosure of our compensation program and each NEO’s compensation package, with thorough explanations of performance measures, goal setting, targets, and payouts.

We have a Clawback Policy that allows us to recover or cancel incentive compensation awards and payouts in the event of a restatement of our financial statements or a material breach of a material company policy.

The Compensation Committee consists of three independent directors who have engaged the services of an independent compensation advisor.

Awards under our incentive plans are capped to prevent undue efforts to surpass the target for any particular metric.

We conduct an annual risk assessment of our executive compensation program.

Our compensation peer group is realistic, comprising a mix (by revenue) of larger and smaller companies in our industry.

We do not make awards to our NEOs solely based on retention or to replace awards that did not or are not expected to pay out.

We do not grant discretionary awards that are not substantiated by company and individual performance.

We do not allow “retesting” or use multiple one-year targets with our annual bonus awards that provide NEOs with more than one opportunity to receive the same payout.

We do not permit repricing of underwater stock options.

We do not accrue dividends or dividend equivalents on PSUs during the performance cycle.

Pension and welfare benefits and perquisites are not a significant part of our NEOs’ compensation.

NEO employment agreements do not provide for tax gross-ups.

We do not permit our NEOs to pledge our securities, hold securities in a margin account, or engage in hedging or similar transactions.

We do not provide any special benefits or compensation upon the death of an NEO.

NEO employment agreements do not include long-term compensation in the calculation of the amount of severance payable.

PVH CORP. 2020 PROXY STATEMENT	33

CD&A  2019 EXECUTIVE COMPENSATION PROGRAM
2019 EXECUTIVE
COMPENSATION PROGRAM
Philosophy and Approach
Our compensation program is a pay-for-performance model. We believe we should incentivize our executive officers to improve our financial performance, profitably grow our businesses and increase stockholder value, and reward them only if they attain these objectives. To that end, the bulk of each Named Executive Officer’s compensation package consists of short-term and long-term incentive awards that pay out only if we achieve specific financial and strategic targets, and equity awards that are linked to increases in stock value over time. Our strategic targets include advancing our corporate responsibility commitments to our associates, the workers in our value chain, and the communities where we live and work, as we firmly believe these efforts help strengthen our organization and improve our performance by managing risk, maximizing efficiencies and driving value.
We also believe our compensation program should be competitive. An organization of our size and breadth can only operate effectively and profitably if it is managed by a team of talented executives, and executives with the right background and skill sets are in demand. To ensure that we can recruit and retain the right people for PVH, when we establish compensation packages each year, we compare the total potential compensation that each Named Executive Officer can earn to the compensation awarded to the most comparable executives at the companies in our peer group. (For more information on the peer group, see “Peer Group,” which begins on page 45.)
Our compensation program and plans have flexibility that permits the use of a variety of compensation elements and varying terms. The Compensation Committee reviews the program annually, keeping abreast of regulatory changes, following marketplace developments and analyzing practices within our peer group. This effort is intended to ensure that our practices are consistent with stockholder interests and enable us to recruit, retain and motivate qualified associates. In administering the program each year, the Compensation Committee determines what elements to use, the terms of all awards and, with respect to performance cycles concluded, the achievement of financial goals and any payouts to be made.
SPECIAL NOTE ABOUT COMPENSATION FOR MR. GRIEDER
The compensation package for Mr. Grieder is somewhat different from the compensation paid to the other NEOs due to a number of factors, including his employment outside of the U.S. and his status as a non-U.S. taxpayer. Accordingly, not all of the discussion regarding our NEOs pertains to him. The principal differences relate to benefits (which are largely dictated by statute in Europe) and currency. Mr. Grieder’s cash compensation is paid in euros but is based on a base salary level tied to Swiss francs because he is a resident of Switzerland. The Swiss franc-to-euro exchange rate we use to determine salary payments to Mr. Grieder is reset quarterly. Historically, the design of the compensation packages for our U.S.-based NEOs took into consideration the tax deductibility of performance-based compensation (and their design has not changed with the elimination of the deduction). This consideration was not relevant to Mr. Grieder’s compensation. As a result, there are some differences in the design of his compensation package.
We have largely left the design of our U.S.-based NEO compensation packages intact even though the tax deduction for performance-based compensation has been eliminated.
34	PVH CORP. 2020 PROXY STATEMENT

CD&A  2019 EXECUTIVE COMPENSATION PROGRAM
SPECIAL NOTE ABOUT COMPENSATION DURING THE COVID-19 CRISIS AND THE 2020 EXECUTIVE COMPENSATION PROGRAM
The COVID-19 pandemic is having a significant impact on our business, financial condition, cash flows and results of operations in 2020. Virus-related concerns, reduced travel, temporary store closures and government-imposed restrictions have resulted in sharply reduced traffic and consumer spending trends and sales stoppages in our retail stores and in the stores of our wholesale customers in virtually all key markets during the first quarter of 2020 and is expected to continue. In addition, our supply chains had been disrupted and may experience future disruptions. Our licensees’ sales and their supply chains are also being negatively impacted, which in turn is expected to impact negatively our royalty revenue. There is significant uncertainty about the duration and extent of the impact of the COVID-19 pandemic.

We have taken numerous actions to mitigate the effects of the COVID-19 pandemic on us, including a significant reduction of our costs. Many of these relate to compensation and payroll, including reduced salaries for approximately 250 senior executives and leaders, furloughs in North America and Australia, reduced work hours (and proportionate pay) in North America, salary reductions for virtually all full time associates in North America and Asia, and applying for governmental salary subsidies in Europe and Brazil. The following actions and decisions made to date pertain to our NEOs:
▪
Mr. Chirico has elected to forgo his base salary while the crisis continues.

▪
The other NEOs have agreed to base salary reductions of 25-50% for at least three months and no more than six months.

▪
There will be no salary increases for 2020.

▪
Payout opportunities at each level of performance for 2020 annual bonuses will be reduced by 50% when performance targets are established, which is expected to happen during the second half of the year.

▪
Stock awards have been granted on schedule but at share levels consistent with last year’s grants, meaning grant date values generally were lower than 2019 values1.

Our executive compensation program is expected to retain its overall structure. We intend to consider the same matters that are described on the following pages, subject to the above.

1
For example, RSUs were granted in April 2019 to last year’s NEOs at $127.26 and, in April of this year, the NEOs received RSU grants at $47.96.

PVH CORP. 2020 PROXY STATEMENT	35

CD&A  Executive Compensation Overview
Executive Compensation Overview
Elements of Compensation
Our executive compensation program is expected to retain its overall structure. We intend to consider the same matters that are described on the following pages, subject to the above.
Our executive compensation program currently consists of six components with the following purposes:
1.
BASE SALARY, which provides a competitive amount of fixed compensation.
2.
BONUS AWARDS under the Performance Incentive Bonus Plan, which provide an annual opportunity to earn additional cash if PVH achieves predetermined objective performance goals.
3.
STOCK OPTIONS under the Stock Incentive Plan, which provide an opportunity to benefit from long-term appreciation in the price of our common stock.
4.
RESTRICTED STOCK UNITS under the Stock Incentive Plan, which directly align recipients’ long-term interests with those of our stockholders by constantly mimicking the value of our common stock.
5.
PERFORMANCE SHARE UNITS under the Stock Incentive Plan, which provide an opportunity to earn equity if PVH achieves predetermined long-term objective performance goals.
6.
GRIP (“GROWTH AND RETENTION INCENTIVE PLAN”) AWARDS under the Long-Term Incentive Plan, which provide an opportunity to earn additional cash if predetermined long-term objective performance goals are achieved.

Individual NEOs may not receive all six forms of compensation every year. Awards under the Long-Term Incentive Plan, in particular, are only made from time to time. Ms. Abel-Hodges and Messrs. Grieder and Shiffman were the only NEOs who received GRIP awards when they were last made in 2017. Payouts under those awards required their respective business units to achieve predetermined levels of earnings over a three-year performance cycle ending at the end of 2019.
Compensation Committee Process
Considerations when setting compensation
The Compensation Committee reviews annually the compensation packages for each of our Named Executive Officers. This includes their base salaries, annual and long-term bonus opportunities, the value of their stock options and RSU awards, and the allocation among these elements. We do not prescribe a specific formula for the mix of pay elements other than to favor variable performance-based pay over fixed pay and long-term pay over short-term.
When setting the compensation packages for the NEOs, the Compensation Committee starts by looking at the median compensation for comparable executives within our peer group. (For more information, see “Peer Group,” which begins on page 45.) Then we consider both objective and subjective factors, such as:
▪
job responsibility;

▪
individual, business unit, and company performance;

▪
potential for advancement;

▪
tenure in role and with PVH;

▪
internal pay equity;

▪
pay history;

▪
retention considerations; and

▪
alignment with stockholder interests.

The Compensation Committee also receives input from management, particularly Mr. Chirico and the Chief Human Resources Officer, about compensation for the other NEOs.
Mr. Chirico’s compensation package is determined based upon the Board’s assessment of his performance. Input from each director on several performance metrics leads to the cumulative assessment of his performance (see discussion on page 22), which guides the Compensation Committee’s recommendation and the Board’s approval of his compensation package for the upcoming year.
Generally speaking, we adjust Mr. Chirico’s compensation package less frequently than we adjust compensation for the other NEOs because the CEO’s compensation is more heavily weighted toward long-term elements than the compensation packages for the other NEOs, and the Committee prefers to look at several years of compensation results to determine whether preceding compensation adjustments worked as intended.
36	PVH CORP. 2020 PROXY STATEMENT

CD&A  Executive Compensation Overview
Authority to grant equity awards
The Compensation Committee has sole authority to grant equity awards to the NEOs. The Committee has annually delegated limited authority to our Chief Executive Officer to make equity awards to other PVH associates — principally in connection with promotions and new hires. Pursuant to this authority, the Chief Executive Officer may grant, on an annual basis, restricted stock units with an aggregate grant date value of $5 million and a maximum value in a year to any one associate of $300,000. In addition, for each of 2017 through 2019, the Committee delegated limited authority to our Chief Executive Officer to make discretionary equity awards to high-potential and high-performing executives below the senior executive level. Any awards made are in addition to an individual’s standard annual grant and subject to the parameters established by the Committee. These awards were not permitted to exceed $5 million in the aggregate and generally did not exceed 50% of the individual’s standard annual award. The Committee is not expecting to continue this second delegation for 2020. The Committee receives a report annually on the awards granted pursuant to these delegations of authority.
Schedule for Compensation Committee meetings
The Compensation Committee generally makes decisions during the first quarter of each year about payouts of incentive plan awards for the recently completed fiscal year, and about base salaries, performance-based awards and equity grants for the current fiscal year. (See “Timing of Equity Awards” on page 49.) In addition, the Committee uses these first quarter meetings to consider and approve any new incentive compensation plans or arrangements that require Board or stockholder approval, such as the amendments to the Stock Incentive Plan, including the increase in shares of common stock available for grant, that will be voted on at the Annual Meeting. (See “Proposal 3 – Approval of the Amendments to the Stock Incentive Plan” on page 77). The Compensation Committee’s other meetings typically are focused on reviewing our compensation programs generally and discussing potential changes to the program, including to address corporate governance and regulatory developments. The Committee also uses these other meetings to address compensation issues relating to changes in executives and promotions among the executive ranks. In addition, the Committee regularly reviews the types and mix of incentive awards included in our compensation program, the financial measures used in incentive awards, and alternative plans and financial measures.
Use of tally sheets
The Compensation Committee reviews tally sheets annually. Each NEO’s tally sheet covers prior year compensation and proposed compensation for the then-current year, including all elements of cash compensation, incentive compensation, perquisites, and benefits. Tally sheets also illustrate compensation opportunities and benefits and quantify payments and other value an executive would receive in various termination of employment scenarios, meaning they show full “walk away” values. As such, they enable the Compensation Committee to see and evaluate the full range of executive compensation; understand the magnitude of potential payouts as a result of retirement, change in control, and other events resulting in termination of employment; and consider changes to our compensation program, arrangements and plans in light of “best practices” and emerging trends.
Independent Compensation Consultant
The Compensation Committee has retained ClearBridge Compensation Group (“ClearBridge”) as its independent compensation consultant since 2009. The Compensation Committee directs the compensation consultant, approves the scope of the compensation consultant’s work each year, and approves the associated fees.
ClearBridge meets and works with the Committee, our Chief Executive Officer, our Chief Human Resources Officer and our Senior Vice President, Global Compensation, Benefits and HR Systems, to develop each year’s compensation packages and overall compensation program. The Committee reviews the compensation program and related matters annually, and instructs the compensation consultant to provide information, analysis and recommendations to facilitate that review. Areas of focus in 2019 included performance measures, the relative allocation of target pay among the compensation elements, developments in the marketplace, such as call for the use of ESG (environmental, social and governance) measures in incentive compensation awards, and the development of compensation packages for Mr. Larsson when he joined PVH and Ms. Abel-Hodges when she was promoted to Chief Executive Officer of Calvin Klein and became an executive officer (her compensation was not previously subject to Committee review). The compensation consultant also assists the Committee in regard to its assessment of risks in our compensation program and consideration of tally sheets.
ClearBridge is engaged by, and reports directly to, the Compensation Committee, and has been determined by the Committee to be independent under SEC rules and NYSE listing standards. ClearBridge also advises, and reports to, the Nominating, Governance & Management Development Committee on matters relating to non-employee director compensation. Management is prohibited from retaining the compensation consultant without the prior approval of the Compensation Committee. No such approval has been sought.
PVH CORP. 2020 PROXY STATEMENT	37

CD&A  Compensation Decisions for 2019
Role of Management
The Chief Human Resources Officer, Senior Vice President, Global Compensation, Benefits and HR Systems, and the General Counsel review drafts of the materials ClearBridge prepares for the Committee to ensure the accuracy of our internal data and records, compliance with plan terms and other matters. These executives also provide guidance to the Committee regarding applicable matters such as associate perceptions and reactions, and legal and disclosure developments.
Compensation Decisions for 2019
Base Salaries
Objective
Base salaries provide our Named Executive Officers with a stable and secure source of income at a market-competitive level, and also serve to retain and motivate these individuals.
Considerations
Base salaries are established for each NEO primarily based upon market considerations, peer data, PVH’s overall performance, our expected performance, individual performance, and (for Ms. Abel-Hodges and Messrs. Grieder and Shiffman) the performance of the business units for which the NEO has (or had) responsibility. For any particular NEO, the Compensation Committee also may consider time between salary increases, whether the NEO was recently promoted or assumed additional responsibilities, the NEO’s advancement potential and whether the NEO executed special or difficult assignments during the year. Finally, the Compensation Committee takes into account the relative salaries of our Named Executive Officers. Ultimately, base salary decisions are subjective; no specific weight is assigned to any deciding factor.
2019 decisions
Base salaries for our NEOs are shown below. The salary increases referenced were effective on June 1, 2019.
Name	2019 base salary		2018 base salary		Increase %
EMANUEL CHIRICO		$1,500,000		$1,500,000	0.0%
MICHAEL A. SHAFFER		$950,000		$925,000	2.7%
STEFAN LARSSON		$1,200,000		—	—
CHERYL ABEL-HODGES		$1,000,000		NA	NA
DANIEL GRIEDER	₣	1,050,000	₣	1,000,000	5.0%
STEVEN B. SHIFFMAN		$975,000		$975,000	0.0%
Short-Term Incentives—Performance Incentive Bonus Plan
Objective
Annual bonus awards under our Performance Incentive Bonus Plan provide cash compensation that is at risk and contingent on the achievement of short-term company and, for some NEOs, business unit performance goals. We establish performance targets that we believe are rigorous, but not likely to encourage excessive risk. As evidence of this rigor, over the past five years, annual bonuses have been slightly above threshold once, slightly above target once, between target and maximum once, and at maximum twice.
38	PVH CORP. 2020 PROXY STATEMENT

CD&A  Compensation Decisions for 2019
Considerations
We believe annual bonuses are appropriate to motivate the Named Executive Officers to execute against the budget and business plans approved by our Board each year. These budgets are the basis of our earnings and other guidance, assessments of our performance in earnings releases, and discussions with and presentations to investors.
At the beginning of each year, the Compensation Committee makes three sets of decisions respecting annual bonuses:
2019 decisions
Potential bonus payouts
The Compensation Committee sets threshold, target and maximum payouts for each NEO, expressed as a percentage of the NEO’s base salary. For 2019, award opportunities were as follows:
Name	Threshold (% base salary)	Target (% base salary)	Maximum (% base salary)
EMANUEL CHIRICO	100	200	400
MICHAEL A. SHAFFER	50	100	200
STEFAN LARSSON	75	150	300
CHERYL ABEL-HODGES	37.5	75	175
DANIEL GRIEDER	50	100	200
STEVEN B. SHIFFMAN	37.5	75	175
Financial metrics
Annual bonuses for Mr. Chirico and Mr. Shaffer were based entirely upon our earnings per share of our common stock for the year. Mr. Larsson’s award was also based entirely on earnings per share but his bonus was also guaranteed to pay out at the target level, prorated for his actual days of service upon his hiring. (He would have earned a higher payout commensurate with performance had we exceeded target level performance.) Bonuses for NEOs with divisional responsibilities were based on both corporate earnings per share and operating income for their respective business units, in the proportions shown below. We selected these two metrics because they are important to our investors.
Name	Earnings per share	Business unit operating income
EMANUEL CHIRICO	100%	N/A
MICHAEL A. SHAFFER	100%	N/A
STEFAN LARSSON	100%	N/A
CHERYL ABEL-HODGES Calvin Klein Global and The Underwear Group	30%	70%
DANIEL GRIEDER Tommy Hilfiger Global and Calvin Klein/Heritage Brands Europe	30%	70%
STEVEN B. SHIFFMAN Calvin Klein Global and The Underwear Group	30%	70%
PVH CORP. 2020 PROXY STATEMENT	39

CD&A  Compensation Decisions for 2019
Non-financial criteria
Payouts for the NEOs also are based upon individual performance against pre-established non-financial strategic and performance criteria, which gives the Compensation Committee some flexibility to modify payouts (up or down) by a maximum of 25% of a NEO’s base salary, so long as an adjusted award does not exceed the NEO’s maximum opportunity. This component encourages and rewards the NEOs’ efforts to improve performance, develop and advance associates under their leadership, and progress against our corporate responsibility commitments and take other actions that have a negative earnings impact in the year taken but the Committee determines are beneficial to us. These items either do not get captured by the financial goals or are expected to yield benefits only in the future and may not be reflected directly in future bonus calculations.
2019 results
Earnings per share
Payouts of bonuses for all the NEOs were contingent principally upon achievement of their respective earnings goals (earnings per share for all NEOs and business unit operating income for certain NEOs). The earnings per share and business unit earnings goals at target were based on the budget approved by the Board at the beginning of 2019 and included a planned level of share repurchases.
The earnings per share goal at target also is typically at or near the midpoint of the earnings per share guidance range we give to investors at the beginning of each year. The earnings per share goal at target for 2019 was at the midpoint of our guidance and was inclusive of an expected $0.22 per share negative impact related to foreign currency exchange rates. The actual negative impact was $0.35 per share.
Once the target was established, we set the threshold performance goal at approximately 90% of target and the maximum performance goal at approximately 110% of target, as was the case in 2019. The threshold-to-maximum range can vary from year to year based on the Compensation Committee’s evaluation of business but has been approximately 90% to 110% for each of the past three years.
	Threshold	Target	Maximum
2019 earnings per share goal	$9.35	$10.35	$11.35
(Decrease) increase from 2018 earnings per share results of $9.601	(2.6)%	7.8%	18.2%
2019 earnings per share2		$9.66
Goal achieved (as a percentage of target)		93.3%

1
This number is on a non-GAAP basis and was used for bonus purposes only. Earnings per share on a GAAP basis for 2018 was $9.65.

2
This number is on a non-GAAP basis and was used for bonus purposes only. Earnings per share on a GAAP basis for 2019 was $5.60

Our earnings per share results were slightly above the threshold level goal. As a result, our NEOs received payouts on the EPS portion of their bonus awards calculated using straight-line interpolation between their respective threshold and target potential payouts.
40	PVH CORP. 2020 PROXY STATEMENT

CD&A  Compensation Decisions for 2019
Individual business units
Annual bonuses for Ms. Abel-Hodges and Messrs. Grieder and Shiffman are (were) based heavily on the operating income of the business units each leads. The threshold, target and maximum operating income goals applicable to each of these NEOs are set forth below, as well as the actual results and payout percentage for 2019. Threshold performance goals typically are set at approximately 90% of target, and maximum performance goals typically are set at approximately 110% of target, consistent with the awards based on earnings per share. The threshold-to-maximum range can vary from year to year based on the Compensation Committee’s evaluation of business conditions, but has been approximately 90% to 110% for each of the past three years.
Operating Income Goals
NEO	Business unit(s)	Threshold ($ and as % of target)	Target ($ and as % of target)	Maximum ($ and as % of target)	Actual ($ and as % of target)
CHERYL ABEL-HODGES	Calvin Klein Global and The Underwear Group	$520,000,000	$566,046,000	$612,000,000	$541,181,000
		92%	100%	108%	96%
DANIEL GRIEDER	Tommy Hilfiger Global and Calvin Klein/ Heritage Brands Europe	€712,500,000	€762,556,000	€812,500,000	€745,076,000
		93%	100%	107%	98%
STEVEN B. SHIFFMAN	Calvin Klein Global and The Underwear Group	$520,000,000	$566,046,000	$612,000,000	$541,181,000
		92%	100%	108%	96%
Each of Ms. Abel-Hodges and Messrs. Grieder and Shiffman qualified for a payout of the portion of their annual bonus awards attributable to the earnings performance of their business units. These payouts, subject to the adjustments described below, were calculated on a straight-line interpolation basis from the potential payouts shown above. Payouts on the business unit portion of the annual awards were slightly below target for all three of these NEOs.
Discretionary adjustments for non-financial criteria
In addition to the financial goals discussed above, each NEO’s bonus award potentially was subject to adjustment based on the NEO’s performance against prescribed non-financial strategic and performance criteria. The Compensation Committee adjusted Ms. Abel-Hodges’ and Mr. Grieder’s bonuses upward based upon their efforts in 2019. See the discussion below.
2019 annual bonus amounts
Annual bonuses for the NEOs were calculated using the following formulas and were then subject to adjustment for non-financial criteria, as described immediately above:
For Messrs. Chirico, Shaffer and Larsson:
For Ms. Abel-Hodges and Messrs. Grieder and Shiffman:
PVH CORP. 2020 PROXY STATEMENT	41

CD&A  Compensation Decisions for 2019
The calculation of the actual bonus payout amounts is shown below.
	Earnings per share potential payouts (% of base salary)			Payout on earnings per share ($ and as % of base salary)	Business unit operating income potential payouts (% of base salary)			Payout on business unit operating income ($ and as % of base salary)	Discretionary adjustments ($ and as % of base salary)	Total annual bonus ($ and as % of base salary)
NEO	Threshold	Target	Maximum		Threshold	Target	Maximum
EMANUEL CHIRICO	100.00	200.00	400.00	$1,965,000					$ —	$1,965,000
				131%						131%
MICHAEL A. SHAFFER	50.00	100.00	200.00	$622,250					$ —	$622,250
				66%						66%
STEFAN LARSSON1	75.00	150.00	300.00	$1,198,440					$ —	$1,198,440
				150%						150%
CHERYL ABEL-HODGES2	9.92	19.85	47.20	$130,048	23.16	46.32	110.13	$309,976	$109,976	$550,000
				13%				31%	11%	55%
DANIEL GRIEDER3	15.00	30.00	60.00	€194,891	35.00	70.00	140.00	€573,069	€223,852	€991,812
				20%				58%	23%	100%
STEVEN B. SHIFFMAN4	11.25	22.50	52.50	$59,067	26.25	52.50	122.50	$153,558	$ —	$212,625
				15%				38%		53%

1
Mr. Larsson was guaranteed a bonus at target level prorated for actual days employed pursuant to his employment agreement. See page 57.

2
Ms. Abel-Hodges’ bonus was prorated to reflect her change in business unit and payout opportunities as a result of her promotion to CEO, Calvin Klein, in June 2019.

3
Mr. Grieder’s bonus is paid in euros but is based on a salary level tied to Swiss francs, converted at a franc-to-euro exchange rate of 0.9446, which was the average rate for March 2020, the month in which the payout was certified.

4
Mr. Shiffman’s payout was prorated for the actual number of days employed, as provided under his employment agreement.

Ms. Abel-Hodges received an upward adjustment of her bonus of $109,976 (11% of her base salary) for her efforts in stabilizing the Calvin Klein business, improving product offerings, and recapturing brand heat and relevancy after assuming her role midway through the year.
Mr. Grieder received an upward adjustment of his bonus of €223,852 (23% of his base salary) for his success in continuing to increase market share for the TOMMY HILFIGER brand and increasing brand relevance and penetration for the CALVIN KLEIN brand in Europe in a difficult environment.
Long-Term Incentives—Stock Options and Restricted Stock Units
Objective
Annual grants under our Stock Incentive Plan of stock options and restricted stock units align the NEOs’ interests with those of our stockholders. The value of these awards is at risk and varies with the price of our common stock.
Considerations
We believe that stock options provide an incentive to recipients to increase stockholder value over the long term: the benefit of a stock option is determined by how much the price of the underlying stock appreciates over the life of the option, and an option has no value if that stock price does not increase. Moreover, we believe that stock options have the potential to deliver more value to an executive than restricted stock units.
We grant restricted stock units because they mimic the interests of stockholders, as both increases and decreases in our stock price have the same effect on holders of restricted stock units as they do on stockholders. Additionally, restricted stock units serve as a constant incentive, regardless of fluctuations in stock price.
We believe the use of a combination of stock options and restricted stock units is consistent with our compensation philosophy, as each aligns our executives with stockholder interests in different ways.
2019 decisions
We made standard annual grants of both stock options and restricted stock units to each of our Named Executive Officers during 2019. These awards vest at a rate of 25% on each of the first four anniversaries of the grant date. The stock options will expire
42	PVH CORP. 2020 PROXY STATEMENT

CD&A  Compensation Decisions for 2019
10 years after the grant date if not exercised. Grantees receive shares of our common stock upon the vesting of restricted stock units equal in number to the number of restricted stock units that vest. Grantees may elect to have us withhold shares with a value on the vesting date equal to taxes that are owed.
We also made special grants of RSUs to Mr. Shaffer and Mr. Grieder. The grants were made in connection with the CEO succession plan we put into place to incentivize these key leaders to ensure the smooth transition in the CEO role from Mr. Chirico to Mr. Larsson as well as Mr. Chirico’s eventual retirement from the Company (he is expected to become Executive Chairman when he relinquishes the CEO role). They are also intended to keep the management team intact to ensure continuity and to continue their efforts that have led to our success and growth since they assumed their roles. These awards have a five-year term (coinciding with the term of Mr. Chirico’s employment agreement) and are back-end weighted, with vesting occurring 10% on each of the first and second anniversaries, 15% on the third and fourth anniversaries and 50% on the fifth anniversary.
Long-Term Incentives—Performance Share Units
Objective
Annual grants under our Stock Incentive Plan of performance share units provide compensation that is at risk and contingent on the achievement of pre-determined performance criteria over an extended period. Performance share units also link to our performance and align with stockholder interests because their value will increase if our stock price is higher at the end of the performance cycle than it was on the grant date (and will decrease if the stock price is lower). Performance share units have retentive value because they generally only pay out if the participant remains employed by PVH for the entire performance cycle.
Considerations
Performance share unit awards granted in 2019 have a three-year performance cycle and will vest (or not) based on PVH’s performance against two financial metrics: absolute stock price performance (50% weight) and relative total stockholder return against the S&P 500 as constituted on the grant date (50% weight). We believe this structure for the awards provides a balanced focus on driving long-term financial performance, with the ultimate goal of creating value for our stockholders. We regularly review the financial metrics and consider alternatives but continue to believe that relative total stockholder return and absolute stock price performance best reflect increases in value for our stockholders. We also believe it is important to use different financial measures for annual and long-term incentive awards.
To reinforce the long-term focus these awards are meant to create, Mr. Chirico is required to hold for one year the after-tax shares he receives upon payout. This holding requirement is in addition to his stock ownership guideline. See “Stock Ownership Requirements” on page 49.
2019 PSU awards
All of our Named Executive Officers received awards of performance share units in 2019 with respect to a performance cycle generally covering the second quarter of 2019 through the first quarter of 2022. Potential payouts of these awards are determined by taking the applicable monetary amounts at threshold, target, and maximum and converting each amount to a number of shares based on the value of our common stock when the award is granted.
Performance measures
The NEOs’ performance share unit awards are subject to achievement of absolute stock price growth and relative TSR against prescribed targets. The Compensation Committee set target performance for both metrics at levels that approximate or are slightly higher than median performance by the S&P 500. (The median three-year return for the S&P 500 averaged 11% for the last ten years.) The performance goals are shown below.
	Threshold*	Target*	Maximum*
Compound annual growth in stock price (%)	5	10	20
Relative TSR (percentile)	30th	55th	80th

*
These goals are presented solely for the purpose of describing our compensation program. They are not management’s estimates of results or other guidance. Investors should not apply these goals to other contexts.

PVH CORP. 2020 PROXY STATEMENT	43

CD&A  Compensation Decisions for 2019
The following table shows the potential payouts and the number of shares each payout represents on the grant date.
Name	Threshold ($)1	Threshold (# shares)	Target ($)1	Target (# shares)	Maximum ($)1	Maximum (# shares)
EMANUEL CHIRICO	2,564,0711	19,627	5,128,0121	39,253	10,256,0241	78,506
MICHAEL A. SHAFFER	288,7141	2,210	577,2981	4,419	1,154,5961	8,838
STEFAN LARSSON	716,7602	8,171	1,433,5202	16,342	2,867,0402	32,684
CHERYL ABEL-HODGES	167,2773	1,756	334,5533	3,512	669,0113	7,023
DANIEL GRIEDER	96,2821	737	192,4331	1,473	384,8651	2,946
STEVEN B. SHIFFMAN	192,4331	1,473	384,8651	2,946	769,7311	5,892

1
The award values are equal to the number of shares multiplied by $130.64, the closing price of our common stock on the grant date. The award values are not calculated in the same manner as the grant date fair values we are required to include in the Summary Compensation Table, which begins on page 53.

2
The award value is equal to the number of shares multiplied by $87.72, the closing price of our common stock on the grant date, which was the first business day of the month following the date that Mr. Larsson joined us. The award value is not calculated in the same manner as the grant date fair values we are required to include in the Summary Compensation Table, which begins on page 53.

3
The award was granted in connection with the promotion of Ms. Abel-Hodges and the value is equal to the number of shares multiplied by $95.26, the closing price of our common stock on the grant date, which was the first business day of the month following the date that she was promoted. The award value is not calculated in the same manner as the grant date fair values we are required to include in the Summary Compensation Table, which begins on page 53.

2019 Results
There were no payouts of PSU awards for the three-year performance cycle that commenced April 25, 2017 and ended on April 24, 2020. We consider PSU awards to be part of the compensation paid to the NEOs as of the end of the most recently completed year even though the performance cycles end in the current year.
Long-Term Incentives—2017 GRIP Awards
We granted GRIP awards under our cash-based Long-Term Incentive Plan in 2017 to incentivize Ms. Abel-Hodges and Messrs. Grieder and Shiffman to drive the long-term strategy of their respective businesses, stimulate an entrepreneurial culture and enhance retention. These awards are unique to each participant’s business or businesses and are dependent upon the participants’ individual performance and the performance of their respective teams. We made similar awards, with consistent goals, to other executives within these business units to reflect their roles. The performance measure used for each NEO’s GRIP award is the EBIT of the NEO’s business unit(s) tied to the applicable three-year plan.
Below are the EBIT goals and actual results of the business units with respect to which the GRIP awards were made, along with the potential and actual payouts of the awards. Potential payouts at threshold were set at 50% of the potential target payout for all three and at 300% of target at maximum for Messrs. Grieder and Shiffman, and 200% at maximum for Ms. Abel-Hodges. The earnings goals shown in the table below represent cumulative EBIT for the three-year performance cycle.
Name	Threshold	Earnings Goals Target	Maximum	Actual	Threshold	Potential Payouts Target	Maximum	Payout ($ and as a % of Target)
CHERYL ABEL-HODGES The Underwear Group and True&Co.	$305,000,000	$321,000,000	$353,000,000	$349,000,000	$250,000	$500,000	$1,000,000	$937,500
								188%
DANIEL GRIEDER Tommy Hilfiger Global and PVH Europe	€1,760,000,000	€1,853,000,000	€2,038,000,000	€2,136,000,000	€689,000	€1,378,000	€4,132,000	€4,132,000
								300%
STEVEN B. SHIFFMAN Calvin Klein Global	$1,597,000,000	$1,681,000,000	$1,849,000,000	$1,487,000,000	$750,000	$1,500,000	$4,500,000	$—

44	PVH CORP. 2020 PROXY STATEMENT

CD&A  Compensation Decisions for 2019
Competitive Pay for Performance
Peer Group
ClearBridge reviews with the Committee annually the compensation peer group used in the prior year, along with potential additions or deletions from the group. The companies in the proposed peer group are involved in the wholesale or retail sales of apparel and related products, use similar channels of distribution, and are of a comparable size to PVH. The Committee reviews, considers, and approves the peer group annually. Factors deliberated include changes to a peer company’s business that make our companies less comparable; pending acquisitions involving a peer company; a material change in a peer company’s financial condition or results of operations; and a diminution in the amount and quality of compensation information available regarding a peer company’s executives.
We use the peer group to provide market context for compensation decisions, both because these are the companies with which we compete for executive talent and because it helps the Compensation Committee assess the reasonableness of our compensation packages. Specifically, the Committee considers a study compiled by ClearBridge (using information culled from public filings and published compensation benchmark surveys) of compensation awarded to executives in the peer group as part of its review when considering compensation packages.
The 2019 peer group consisted of companies with wholesale or retail apparel, accessories or related products businesses, as well as specialty retailers. The peer group companies had revenues for their most recently completed fiscal years between approximately 50% and 200% of our annual revenue, as shown below. We eliminated Luxottica Group S.p.A from our peer group for 2019 because they were acquired during the year. In addition, we added Ross Stores, Inc. based on its size and industry relevance and removed Burberry Group plc because it was the smallest company in the peer group and only provided limited compensation information.
Company	Industry	Most Recent Fiscal Year Revenue	Enterprise Value (as of 2/2/20)
The Gap, Inc.	Apparel Retail	$16,383	$13,250
Ross Stores, Inc.	Apparel Retail	$16,039	$42,594
The Estée Lauder Companies Inc.	Personal Products	$14,863	$74,082
L Brands, Inc.	Apparel Retail	$12,914	$15,210
V.F. Corporation	Apparel, Accessories and Luxury Goods	$11,1591	$35,776
PVH Corp.	Apparel, Accessories and Luxury Goods	$9,909	$10,858
Foot Locker, Inc.	Apparel Retail	$8,005	$6,575
Hanesbrands Inc.	Apparel, Accessories and Luxury Goods	$6,967	$9,001
Ralph Lauren Corporation	Apparel, Accessories and Luxury Goods	$6,313	$9,706
Tapestry, Inc.	Apparel, Accessories and Luxury Goods	$6,027	$10,220
Levi Strauss & Co.	Apparel, Accessories and Luxury Goods	$5,763	$7,809
Capri Holdings Limited	Apparel, Accessories and Luxury Goods	$5,238	$8,939
Tiffany & Co.	Specialty Stores	$4,424	$17,869

1
Represents revenue for the year ended March 31, 2019, excluding the revenue of its jeans business, which it spun off on May 22, 2019 under the name Kontoor Brands, Inc.

PVH CORP. 2020 PROXY STATEMENT	45

CD&A  Compensation Decisions for 2019
PVH Performance Compared to Peer Group Performance
We have consistently been among the best in our peer group in terms of revenue growth and earnings per share, as shown below.
1
Earnings per share amounts used are on a non-GAAP basis, as reported by us.

2
Total Shareholder Return vs. S&P 500 is based on the S&P 500 companies following our fiscal year end, which differs from the S&P 500 companies used to determine the PSU payout for the performance period ended April 24, 2020 (see page 43 for additional details).

3
Overall percentile ranking excludes TSR vs. S&P 500.

PVH Executive Compensation Compared to Peer Group Compensation
The charts below, which compare the compensation awarded to our NEOs (other than Mr. Shiffman) to the compensation awarded to their counterparts in our peer group, demonstrate that the compensation paid to our NEOs is generally consistent with our competitive performance.
“Total cash compensation” consists of salary and bonus.
For the NEOs, “total target direct compensation” consists of salary, bonus, the value of stock option and restricted stock unit grants made in 2019, and the value of the payouts received on PSUs for the performance cycle ended April 24, 2020. For peer group executives, “total target direct compensation” includes the value at target of the long-term incentive awards granted in 2019.
46	PVH CORP. 2020 PROXY STATEMENT

CD&A  Compensation Decisions for 2019
Similarly, the distribution of our executive compensation among long- and short-term elements, and fixed and variable elements, is consistent with the distribution within our peer group.
CEO Compensation Compared to Total Stockholder Return
The following graph illustrates the strong alignment of our compensation program with the creation of long-term stockholder value. It shows Mr. Chirico’s target total compensation and actual total compensation for each of 2017, 2018 and 2019 as compared to our one-year and cumulative three-year TSR for each of those years. The alignment of pay also is consistent with TSR for the S&P 500 index, as shown below the following graph.
PVH CORP. 2020 PROXY STATEMENT	47

CD&A  Other Benefits
Other Benefits
Our Named Executive Officers, other than Mr. Larsson and Mr. Grieder, participate in our Pension Plan, Supplemental Pension Plan, Associates Investment Plan (our 401(k) plan, “AIP”), Supplemental Savings Plan and Executive Medical Reimbursement Insurance Plan. Mr. Larsson cannot begin participating in the pension plan until July 1, 2020 because he needs to complete a year of service. He participates in the AIP. He has elected not to participate in the Supplemental Savings Plan and is not eligible to participate in the Executive Medical Reimbursement Insurance Plan, as it was closed to new participants in 2017. Mr. Grieder participates in the Zwitserleven Pensioen Plan (a defined contribution plan for associates in the PVH Europe headquarters in Amsterdam). In addition, Mr. Chirico is a party to a capital accumulation program agreement with PVH. See “Pension Benefits,” “Defined Benefit Plans,” and “Non-qualified Deferred Compensation” for a description of the U.S. programs.
We believe the benefits offered under our retirement, pension and welfare plans serve a different purpose than the other components of compensation. In general, these benefits are designed to provide a safety net against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on compensation and years of service. Benefits offered to our executive officers are similar to those that are offered to the general associate population, with some variation to promote tax efficiency and replace benefit opportunities lost due to regulatory limits.
Perquisites are limited and generally consist of discounts in our retail stores available to all associates and, in certain cases, clothing allowances and gym memberships.
Clothing allowances. We provided clothing allowances for purchases of CALVIN KLEIN apparel to key executives of our Calvin Klein business, including Ms. Abel-Hodges and Mr. Shiffman, as well as certain other executives who regularly speak publicly in order for them to portray the image of PVH and the CALVIN KLEIN brand. We discontinued this program in 2019.
Car and driver. We own a car and employ a driver who drives executives to and from meetings, including among our four New York City and five New York metropolitan area offices, and provides other services (such as messenger services). Although the majority of the driver’s services (and, therefore, the costs associated with the car) are for business purposes, we allow Mr. Chirico to use the car and driver for personal purposes — generally for his daily commute — as we believe this accommodation enables him to be more productive during this time.
We also lease a car and employ a driver who drives executives to and from meetings, and provides other services (such as messenger services), in Amsterdam, where our European headquarters is located. The majority of the driver’s services (and, therefore, the costs associated with the car) are for business purposes, although we allow Mr. Grieder to use the car and driver for personal purposes, which he has done on a limited basis.
Sporting events. As part of certain marketing activities, including sponsorships of the New York Giants and the Brooklyn Nets, we have a limited number of tickets (including use of a suite) to Giants football games at MetLife Stadium and events at the Barclays Center. These are provided at no cost to us and are available to all of our associates on a non-discriminatory basis, so they may at times be used personally by our NEOs. We also own seats at MetLife Stadium for the New York Jets and rights for a box at Arthur Ashe Stadium for the United States Tennis Association’s U.S. Open. Although primarily used for business purposes, tickets to games, events and matches may on occasion be used personally by associates, including our NEOs.
SPECIAL NOTE ABOUT BENEFITS FOR MR. GRIEDER
Mr. Grieder is a resident of Switzerland and receives an allowance to cover housing expenses while working in Amsterdam. We believe this to be a common employment practice for key executives in Europe who work outside their home countries and return to their home countries for weekends. We also pay for Mr. Grieder’s personal travel costs between Amsterdam and Zurich, subject to an annual cap, in accordance with the practice of our Amsterdam office for all executives who commute to and from a home country. Finally, we reimburse Mr. Grieder for annual tax services, subject to an annual cap. This is another benefit we provide to senior executives in Amsterdam who live in other countries.
48	PVH CORP. 2020 PROXY STATEMENT

CD&A  Administration of our Compensation Programs
Administration of our Compensation Programs
Stock Ownership Requirements

Our Chief Executive Officer is required to hold shares of our common stock with an aggregate value equal to six times his annual base salary. Our other NEOs must hold our common stock with an aggregate value equal to three times their respective annual base salaries. In addition, Mr. Chirico must hold for one year the after-tax payouts of his PSU awards. NEOs who are not in compliance with their ownership guideline must hold 50% of their after-tax shares received upon vesting or exercise of awards until they are in compliance. As of the date of this Proxy Statement, all of the NEOs, other than Mr. Larsson, who has been with us for under one year, and Ms. Abel-Hodges, who became subject to the guidelines only last June, are in compliance with our stock ownership guidelines. Executive officers are required to meet the ownership requirements within five years of becoming subject to them.

Use of Non-GAAP Results
Performance targets based on corporate or business unit performance are typically measured on a non-GAAP basis. The Compensation Committee determines at the time it establishes the targets certain types of expenses, costs, and other matters (such as acquisitions, divestitures, restructurings and any discrete tax events, including changes in tax rates or tax laws) that it believes should not affect the calculation of the achievement of a performance goal. Business unit performance targets also typically exclude corporate allocations, costs associated with corporate initiatives and other matters that management recommends to the Committee should not be considered.
The corporate and business unit earnings targets discussed in this Proxy Statement all include adjustments and exclusions of the type discussed above. These adjustments and exclusions may differ from those used by management when providing guidance and discussing results. As a result, the earnings results and targets discussed in this section may differ from, or may not in the future be aligned with, our reported earnings.
Timing of Equity Awards
Our equity award policy provides that the annual grant of stock options and restricted stock units to our senior executives, including our NEOs, generally will be approved by the Compensation Committee at a meeting held during the period commencing two days after the public release of the prior year’s earnings results and ending two weeks before the end of the first fiscal quarter of the current year. PSU awards are made later in the first quarter to provide time to finalize financial goals and, because the goals include stock price performance, so that the end of the performance cycle occurs shortly after we report our year-end earnings.
Equity awards may be made to our NEOs outside of the annual grant process in connection with a promotion or assumption of new or additional duties, or for another appropriate reason. All such grants to our NEOs must be approved by the Committee and generally will be made on the first business day of the month following the effective date of the precipitating event (or on the effective date, if it is the first business day of a month). The Committee retains the discretion not to make grants at the times provided in the equity award policy if the members determine the timing is not appropriate, such as if they are in possession of material non-public information. Additionally, the Committee retains the discretion to make grants, including an annual equity grant, at times other than as provided in the policy if the members determine circumstances, such as changes in accounting and tax regulations, warrant taking such an action.
Prohibition on Pledging and Hedging
We have a comprehensive Insider Trading Policy that includes a prohibition on pledging our securities or holding our securities in a margin account. Additionally, the policy prohibits engaging in hedging, monetization and similar transactions in respect of our securities. This policy, applicable to all officers, directors and associates, was put in place to ensure that the interests of these individuals remain aligned with those of our stockholders, and that they continue to have the incentive to execute our long-term plans and achieve the performance for which their equity awards are intended.
PVH CORP. 2020 PROXY STATEMENT	49

CD&A  Administration of our Compensation Programs
Clawback Policy
We adopted a Clawback Policy in 2018 that permits us to recover compensation in the event of a restatement of our financial statements or a material violation of a material company policy. The Stock Incentive Plan currently has a provision that allows us to seek recovery against individual executive officers for recoupment of paid out awards in certain events due to fraud or misconduct in prior periods. The proposed amendments to the Plan will make awards subject to the Clawback Policy. We have recently amended our other incentive compensation plans to do the same.
Internal Pay Equity
We do not have a policy regarding internal pay equity but we do review compensation levels to ensure that appropriate internal pay equity exists. In some cases, there are differences in the compensation packages awarded to our Named Executive Officers, such as differences in the percentage of base salary payable under our incentive awards. These differences are largely the result of benchmarking but also reflect considerations such as the NEO’s seniority, relative pay and tenure. With these exceptions, our policies and decisions relating to our NEO compensation packages are substantially identical.
The following graphs show the ratios of Mr. Chirico’s target total direct compensation to that of the next highest paid executive officer and to that of all the other NEOs for each of the past three years.
Federal Income Tax Deductibility of Executive Compensation
Through 2017, Section 162(m) of the Code generally limited to $1 million per year the amount a publicly held corporation could deduct as a business expense in respect of compensation paid to the company’s chief executive officer and the three other most highly compensated executive officers, other than the chief financial officer. The limit was subject to certain exceptions, including an exclusion for qualified performance-based compensation. Compensation paid or received under our incentive plans (other than solely time-based restricted stock and restricted stock units) has been generally intended to satisfy the requirements for deductibility. Nonetheless, our compensation philosophy and decisions were and are driven by factors other than deductibility. In some instances we determined it was in our best interest to provide compensation that was not fully deductible.
The U.S. Tax Cuts and Jobs Act of 2017 made certain changes to Section 162(m), effective for tax years beginning after December 31, 2017. These changes include, in part, subjecting the compensation of a company’s chief financial officer to the $1 million per year deduction limit and eliminating the exclusion for qualified performance-based compensation (though there was some transition relief for certain performance-based compensation paid pursuant to a written agreement that was in effect on November 2, 2017). We have not made any material changes to our compensation program in response to the legislation.
50	PVH CORP. 2020 PROXY STATEMENT

CD&A  Risk Considerations in Compensation Programs
Employment Agreements, Termination of Employment, and Severance
We have employment agreements with all of our Named Executive Officers that generally provide them with severance benefits and provide us with the protections of restrictive covenants. We use employment agreements to attract and retain qualified executives who could have job alternatives they might otherwise accept. All the agreements, other than Mr. Chirico’s and Mr. Grieder’s, are evergreen. Mr. Chirico’s agreement terminates on the date of our 2024 Annual meeting and Mr. Grieder’s is subject to a statutory retirement age. The material terms of these agreements are described under the heading “Employment Contracts,” beginning on page 57. Exhibit B provides a list of the SEC filings that have an NEO employment agreement as an exhibit.
ClearBridge has advised us that the employment agreements for our U.S.-based executives provide benefits that are generally “market,” particularly within our industry peer group. The severance multipliers under the NEOs’ agreements are as follows:
NEO	Ordinary termination	Termination following change in control
EMANUEL CHIRICO	2x base salary and target bonus	3x base salary and target bonus
MICHAEL A. SHAFFER	1.5x base salary and target bonus	2x base salary and target bonus
STEFAN LARSSON	2x base salary and target bonus	2x base salary and target bonus
CHERYL ABEL-HODGES	2x base salary and target bonus	2x base salary and target bonus
DANIEL GRIEDER	1x base salary or, if greater, statutory severance, plus a prorated portion of target bonus	1x base salary or, if greater, statutory severance, plus a prorated portion of target bonus
STEVEN B. SHIFFMAN	2x base salary and target bonus	2x base salary and target bonus
Change in Control Provisions in Equity Plans and Awards
Our Stock Incentive Plan was amended in 2014 to provide that awards vest after a change in control (provided the awards are assumed by the acquirer) upon the earlier of the original vesting date and a termination of employment (other than for cause or voluntarily without good reason) within two years of the change in control (i.e., double trigger).
Risk Considerations in Compensation Programs
Our compensation program is a pay-for-performance model; performance-based incentives constitute a significant portion of the compensation packages awarded to executives. We believe it is important to ensure that these incentives do not indirectly encourage our associates to take actions that may conflict with our long-term best interests. We address this concern in several ways.
Pay mix. We believe that base salaries, which do not engender risky behavior, are a sufficient component of total compensation to retain and motivate our executives. Incentive compensation consists of both short-term and long-term incentives, which encourages associates to focus on both short-term results and long-term sustainable performance. Although the majority of pay is variable, incentive compensation is heavily weighted towards long-term components. These factors discourage risk-taking.
Capped awards. The payouts on annual bonus and performance share unit awards are capped, even if our performance exceeds the predetermined goals. This mitigates the risk that associates may take unwise actions to enhance our performance.
Long-term performance. Performance share unit awards are based upon our performance over a three-year period, which reduces any incentive to take short-term risks. In addition, the performance measures we use align management and stockholder interests. The outstanding awards are subject to absolute stock price appreciation and relative total stockholder return goals.
Vesting over extended periods. Stock options and restricted stock units generally do not vest fully for four years. This longer vesting period discourages unnecessary or excessive risk-taking. Additionally, our Insider Trading Policy prohibits hedging and other activities that could offset the benefits of having these as long-term awards.
Performance metrics and goals. The earnings goals for annual bonus awards made to our senior executives, including the NEOs, are based upon our annual budgets, which are reviewed and approved by the Board. We believe these goals are sufficiently challenging but attainable without the need to take inappropriate risks or make material changes to our business or strategy. The bonuses payable under the annual management bonus programs, in which certain other executives participate, are based on the same performance
PVH CORP. 2020 PROXY STATEMENT	51

CD&A  Compensation Committee Report
measures as those that apply to NEO bonuses, which means that all of our associates are pursuing complementary goals, and all of those goals are consistent with stockholder interests. The one bonus plan we have in which associates may receive bonuses based upon financial metrics that differ from those in our Performance Incentive Bonus Plan and our annual management bonus program provides de minimis bonuses.
Recoupment. We adopted a Clawback Policy in 2018 that allows us to recover any incentive compensation paid or granted to any current or former Section 16 officer (the executives whose compensation is subject to Compensation Committee review and approval) in the event of a restatement of our financial statements or a material breach of a material company policy. Previously, our incentive plans provided for the recovery or cancellation of part or all of a particular participant’s bonuses and awards in the event we restated our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of that participant.
Equity ownership. Incentive compensation has a large stock component to it. The value of equity awards is best realized through long-term appreciation of stockholder value, especially when coupled with our stock ownership guidelines. Since our NEOs are required to hold a prescribed amount of our common stock, it is in their interest not to jeopardize stock appreciation.
ClearBridge identified the above items in a risk assessment of each component of the compensation program for our NEOs that was presented to the Compensation Committee. We believe the assessment is applicable to the potential risks arising in connection with compensating our associates as well, since the programs and metrics are similar. Accordingly, we do not believe there are any risks arising from our overall compensation program that are reasonably likely to have a material adverse effect on PVH.
Compensation Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussion, the Committee has recommended to the Board that the Compensation Discussion and Analysis section be included in this Proxy Statement.
Compensation Committee
Amanda Sourry, Chair
Henry Nasella
Craig Rydin
52	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables
Summary Compensation Table
The Summary Compensation Table includes the 2017, 2018 and 2019 compensation data for our Named Executive Officers, for the years in which they were executive officers.
Name and Principal Position	Fiscal Year	Salary ($)	Bonus1 ($)	Stock Awards2 ($)	Options Awards3 ($)	Non-Equity Incentive Plan Compensation4 ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings5 ($)	All Other Compensation6 ($)	Total ($)
EMANUEL CHIRICO, Chairman and Chief Executive Officer, PVH Corp.	2019	1,500,000	0	8,000,329	2,024,580	1,965,000	3,720,516	253,888	17,464,313
	2018	1,450,000	0	8,008,708	2,054,910	4,736,850	609,305	205,831	17,065,604
	2017	1,350,000	0	6,846,778	2,280,669	4,050,000	2,493,110	197,008	17,217,565
MICHAEL A. SHAFFER, Executive Vice President and Chief Operating & Financial Officer, PVH Corp.	2019	941,667	0	6,400,307	810,655	622,250	1,326,467	89,669	10,191,015
	2018	916,667	0	1,399,812	809,280	1,460,483	233,719	89,336	4,909,297
	2017	900,000	0	1,350,940	619,565	1,800,000	797,833	81,563	5,549,901
STEFAN LARSSON, President, PVH Corp.	2019	800,000	1,198,440	3,000,044	1,644,055	0	N/A	13,300	6,655,839
CHERYL ABEL-HODGES, Chief Executive Officer, Calvin Klein	2019	880,625	0	850,395	502,360	1,487,500	606,666	337,093	4,664,639
DANIEL GRIEDER7, Chief Executive Officer, Tommy Hilfiger Global and PVH Europe	2019	1,035,513	0	5,900,498	707,780	5,721,249	N/A	118,583	13,483,623
	2018	997,686	0	900,127	708,120	1,948,029	N/A	122,478	4,676,440
	2017	1,014,044	0	1,400,498	576,028	1,903,249	N/A	147,328	5,041,147
STEVEN B. SHIFFMAN8, Former Chief Executive Officer, Calvin Klein	2019	406,250	0	1,000,195	609,020	212,625	650,618	3,460,384	6,339,092
	2018	966,667	0	1,000,135	606,960	739,031	262,996	123,891	3,699,680
	2017	941,667	0	1,000,831	495,652	1,172,410	750,317	87,369	4,448,246

1
Mr. Larsson’s employment agreement provided that his 2019 annual bonus would be paid out at target level, prorated for the number of days actually employed.

2
The compensation reported represents the aggregate grant date fair value of RSUs and PSUs granted in the fiscal year listed. These are multi-year awards that pay out in future years if performance objectives and/or service requirements are met. The reported compensation includes the full grant date value of each award in accordance with SEC rules but we expense the cost over the period during which performance is measured or service is required.

The following sets forth the breakdown between RSUs and PSUs of the referenced stock awards:
Name	Fiscal Year	Restricted Stock Units ($)	Performance Share Unit Awards ($)	Total Stock Awards ($)
EMANUEL CHIRICO	2019	3,000,282	5,000,047	8,000,329
	2018	3,000,067	5,008,641	8,008,708
	2017	1,850,096	4,996,682	6,846,778
MICHAEL A. SHAFFER	2019	5,800,251a	600,056	6,400,307
	2018	800,577	599,235	1,399,812
	2017	750,392	600,548	1,350,940
STEFAN LARSSON	2019	1,500,012	1,500,032	3,000,044
CHERYL ABEL-HODGES	2019	500,319	350,076	850,395
DANIEL GRIEDER	2019	5,700,479a	200,019	5,900,498
	2018	700,270	199,857	900,127
	2017	1,200,280	200,218	1,400,498
STEVEN B. SHIFFMAN	2019	600,158	400,037	1,000,195
	2018	600,589	399,546	1,000,135
	2017	600,395	400,436	1,000,831

a
Includes special RSU grants. See discussion on page 43.

PVH CORP. 2020 PROXY STATEMENT	53

Executive Compensation Tables Summary Compensation Table
The fair value of RSUs is equal to the closing price of our common stock on the grant date multiplied by the number of units granted. The PSUs granted are subject to market conditions. The fair value of each such award was established on the grant date using the Monte Carlo simulation model, which was based on the following assumptions:
	2019	2018	2017
Weighted average grant date fair value per PSU	$119.20	$159.04	$96.26
Weighted average risk-free interest rate	2.13%	2.62%	1.49%
Expected annual dividends per share	$0.15	$0.15	$0.15
Weighted average expected Company volatility	30.26%	29.78%	31.29%
The fair value of PSUs reflects the value of the award at the grant date based on the probable outcome of the performance conditions. Mr. Chirico’s awards granted in 2019, 2018 and 2017 are each subject to a holding period of one year after the applicable vesting date. For such awards, the grant date fair value was discounted 6.20%, 7.09% and 12.67%, respectively, for the restriction of liquidity, which we calculate using the Chaffe model. The value of PSUs on the grant date at the maximum performance payout level is shown in the following table and was calculated by multiplying the maximum number of shares payable by the closing price of our common stock on the grant date.
Name	2019	2018	2017
EMANUEL CHIRICO	$10,256,024	$10,270,262	$11,018,303
MICHAEL A. SHAFFER	1,154,596	1,141,532	1,156,465
STEFAN LARSSON	2,867,040	N/A	N/A
CHERYL ABEL-HODGES	669,011	N/A	N/A
DANIEL GRIEDER	384,865	380,618	385,557
STEVEN B. SHIFFMAN	769,731	761,075	771,011

3
The compensation reported represents the aggregate grant date fair value of stock options granted to each of our NEOs in the fiscal year listed. The fair value of each award is estimated as of the grant date using the Black-Scholes-Merton option valuation model.

The following summarizes the assumptions used to estimate the fair value of stock options granted in the fiscal year listed:
	2019	2018	2017
Weighted average grant date fair value per option	$37.14	$51.60	$33.49
Weighted average risk-free interest rate	2.15%	2.78%	2.10%
Expected annual dividends per share	$0.15	$0.15	$0.15
Weighted average Company volatility	29.88%	26.93%	29.46%
Weighted average expected option term, in years	6.25	6.25	6.25

4
The compensation reported consists of payouts under our Performance Incentive Bonus Plan and our Long-Term Incentive Plan earned with respect to performance cycles ended with the fiscal year listed, as follows:

Name	Fiscal Year	Performance Incentive Bonus Plan ($)	Long-Term Incentive Plan ($)	Total Non-Equity Incentive Plan Compensation ($)
EMANUEL CHIRICO	2019	1,965,000	N/A	1,965,000
	2018	4,736,850	N/A	4,736,850
	2017	4,050,000	N/A	4,050,000
MICHAEL A. SHAFFER	2019	622,250	N/A	622,250
	2018	1,460,483	N/A	1,460,483
	2017	1,800,000	N/A	1,800,000
STEFAN LARSSON	2019	0	N/A	0
CHERYL ABEL-HODGES	2019	550,000	937,500	1,487,500
DANIEL GRIEDER	2019	1,107,458	4,613,791	5,721,249
	2018	1,948,029	N/A	1,948,029
	2017	1,903,249	N/A	1,903,249
STEVEN B. SHIFFMAN	2019	212,625	0	212,625
	2018	739,031	N/A	739,031
	2017	1,172,410	N/A	1,172,410
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5
The compensation reported consists of the changes in values under our Pension Plan, our Supplemental Pension Plan and each U.S.-based NEO’s capital accumulation program agreement, if any, as follows:

Name	Fiscal Year	Change in Pension Plan Value ($)	Change in Supplemental Pension Plan Value ($)	Change in Capital Accumulation Program Value ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings† ($)
EMANUEL CHIRICO	2019	217,911	3,330,178	172,427	3,720,516
	2018	21,923	555,942	31,440	609,305
	2017	133,366	2,190,995	168,749	2,493,110
MICHAEL A. SHAFFER	2019	234,020	1,092,447	N/A	1,326,467
	2018	8,248	225,471	N/A	233,719
	2017	125,466	672,367	N/A	797,833
STEFAN LARSSON	2019	N/A	N/A	N/A	N/A
CHERYL ABEL-HODGES	2019	139,021	467,645	N/A	606,666
STEVEN B. SHIFFMAN	2019	183,057	467,561	N/A	650,618
	2018	21,873	241,123	N/A	262,996
	2017	132,231	618,086	N/A	750,317

†
The amounts reported represent the aggregate change in the actuarial value of the NEOs’ accumulated benefits under all defined benefit plans.

Mr. Larsson is not eligible to participate in the pension plans until July 1, 2020. See discussion on page 68. Mr. Grieder is not a participant in either pension plan, nor does he have a capital accumulation program agreement. See discussion on page 71. Additional information regarding the two pension plans and our capital accumulation program is included in this section in the footnotes to the Pension Benefits table and under the heading “Defined Benefit Plans.” See page 68.

6
The following table provides additional information about the amounts that appear in the All Other Compensation column:

	Perquisites
Name	Fiscal Year	Clothing Allowancea ($)	Personal Travelb ($)	Housing ($)	Otherc ($)	Contributions to Defined Contribution Plansd ($)	Executive Medical Premiums ($)	Other Pension-Related Paymentse ($)	Severancef ($)	Total ($)
EMANUEL CHIRICO	2019	0	30,151	0	0	217,152	6,585	0	0	253,888
	2018	0	32,943	0	0	166,438	6,450	0	0	205,831
	2017	0	27,658	0	0	163,350	6,000	0	0	197,008
MICHAEL A. SHAFFER	2019	0	0	0	0	83,084	6,585	0	0	89,669
	2018	0	0	0	0	82,886	6,450	0	0	89,336
	2017	0	0	0	0	75,563	6,000	0	0	81,563
STEFAN LARSSON	2019	0	0	0	0	13,300	0	0	0	13,300
CHERYL ABEL-HODGES	2019	—	0	0	0	330,508	6,585	0	0	337,093
DANIEL GRIEDER	2019	0	32,736	53,597	1,957	19,489	0	10,804	0	118,583
	2018	0	27,649	56,328	654	14,105	0	23,742	0	122,478
	2017	0	40,283	54,893	3,431	13,513	0	35,208	0	147,328
STEVEN B. SHIFFMAN	2019	—	0	0	—	33,129	9,535	0	3,417,720	3,460,384
	2018	47,941	0	0	3,942	65,558	6,450	0	0	123,891
	2017	15,634	0	0	3,672	62,063	6,000	0	0	87,369

a
Ms. Abel-Hodges and Mr. Shiffman had an allowance for purchases of CALVIN KLEIN apparel, which practice was terminated in June 2019. See discussion on page 48. For 2019, these amounts were below the threshold for reporting. The amount reported for Mr. Shiffman in 2018 includes $36,347 for 2018 purchases and $11,594 for 2017 purchases reimbursed in 2018.

b
For Mr. Chirico, this represents personal use of a company car and driver. For Mr. Grieder, this represents personal use of a company car and driver and personal travel expense relating to travel between our PVH Europe headquarters in Amsterdam and his home in Zurich. See discussion on page 48.

c
Other perquisites include gym memberships and personal tax services. A dash indicates that the NEO received a personal benefit but the amount was not required to be disclosed under SEC rules.

d
For our U.S.-based NEOs, this represents contributions to our AIP and our Supplemental Savings Plan. For Mr. Grieder, this represents contributions to Zwitserleven Pensioen Plan (a defined contribution plan for associates in our European headquarters in Amsterdam).

e
A change in Dutch law that became effective in 2015 limits the allowed contributions to a defined contribution plan. As a result, we implemented a plan to pay decreasing amounts to associates who participate in that plan, including Mr. Grieder, to compensate them for the difference in the amounts that would otherwise have been contributed on their behalf to the Zwitserleven Pensioen Plan. These amounts were paid over the five-year period ending in 2019.

f
For Mr. Shiffman, this represents severance pay in connection with his departure from the Company on June 10, 2019, plus accrued interest of  $5,220 on amounts deferred under Code Section 409(A). See discussion on page 75.

7
Mr. Grieder’s cash compensation was paid in euros and has been converted at euro-to-U.S. dollar exchange rates of 1.1166 for 2019, 1.1735 for 2018 and 1.1436 for 2017, which were the average exchange rates for the applicable fiscal years.

8
Mr. Shiffman departed the Company on June 10, 2019.

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Executive Compensation Tables Grants of Plan-Based Awards
Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards1			All Other Stock Awards: Number of Shares of Stock or Units2 (#)	All Other Option Awards: Number of Securities Underlying Options3 (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
EMANUEL CHIRICO	4/5/2019								49,200	127.26	2,024,580
	4/5/2019							23,576			3,000,282
	4/29/2019				19,627	39,253	78,506				5,000,047
	4/29/20194	1,500,000	3,000,000	6,000,000
MICHAEL A. SHAFFER	4/5/2019								19,700	127.26	810,655
	4/5/2019							6,288			800,211
	6/3/2019							57,000			5,000,040
	4/29/2019				2,210	4,419	8,838				600,056
	4/29/20194	475,000	950,000	1,900,000
STEFAN LARSSON	6/3/2019								53,500	87.72	1,644,055
	6/3/2019							17,100			1,500,012
	6/3/2019				8,171	16,342	32,684				1,500,032
	6/3/20194	599,220	1,198,440	2,396,880
CHERYL ABEL-HODGES	7/1/2019								15,200	95.26	502,360
	4/5/2019							3,144			400,105
	7/1/2019							1,052			100,214
	7/1/2019				1,756	3,512	7,023				350,076
	4/29/20194,5	88,350	176,700	441,750
	6/20/20194,5	242,475	484,950	1,131,550
DANIEL GRIEDER	4/5/2019								17,200	127.26	707,780
	4/5/2019							5,504			700,439
	6/3/2019							57,000			5,000,040
	4/29/2019				737	1,473	2,946				200,019
	4/29/20194,6	553,729	1,107,458	2,214,915
STEVEN B. SHIFFMAN	4/5/2019								14,800	127.26	609,020
	4/5/2019							4,716			600,158
	4/29/2019				1,473	2,946	5,892				400,037
	4/29/20194	365,625	731,250	1,706,250

1
These amounts represent potential payouts of PSU awards. See discussion on pages 43-44.

2
These amounts represent RSU awards. See discussion on pages 42-43.

3
These amounts represent stock option awards. See discussion on page 42-43.

4
These amounts represent potential payout opportunities for awards under our Performance Incentive Bonus Plan with respect to 2019 performance.

5
Ms. Abel-Hodges received an annual bonus award on April 29, 2019, which was adjusted on June 20, 2019 in connection with her promotion. The amounts shown taken together are the total opportunities for 2019. See discussion on page 32.

6
Potential cash payouts for Mr. Grieder have been converted at a euro-to-U.S. dollar exchange rate of 1.1166, which was the average exchange rate for 2019.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Contracts
Emanuel Chirico, Michael A. Shaffer, Stefan Larsson, Cheryl Abel-Hodges and Steven B. Shiffman
New Employment Agreements — Emanuel Chirico and Stefan Larsson
We entered into an amended and restated employment agreement with Mr. Chirico in May 2019 in connection with the hiring of Mr. Larsson. Mr. Chirico’s agreement has an approximately five-year term commencing on June 3, 2019 and ending on the date of our 2024 annual meeting of stockholders (the “End Date”). Mr. Chirico’s agreement reflects the expectation of Mr. Chirico and PVH that if our Board desires to appoint a successor Chief Executive Officer to Mr. Chirico prior to the End Date, the Board also will appoint Mr. Chirico to serve as the Executive Chairman of the Board, subject to (a) the timing of such appointments being mutually agreed to by the Board and Mr. Chirico and (b) the terms of Mr. Chirico’s employment as Executive Chairman being negotiated in good faith and mutually agreed to by the Board and Mr. Chirico at such time.
Mr. Chirico’s agreement provides that if, prior to the End Date, he transitions to the role of Executive Chairman, then his annual bonus in respect of the fiscal year during which such transition occurs will be based on actual performance and subject to the same performance criteria and threshold, target and maximum payout levels (expressed as a percentage of base salary) that would have applied for such fiscal year had he not transitioned to the role of Executive Chairman, and will be calculated based on the sum of (a) Mr. Chirico’s base salary as Chief Executive Officer then in effect, prorated for the number of days during such fiscal year that he served as the Chief Executive Officer, plus (b) Mr. Chirico’s annual rate of base salary as Executive Chairman, prorated for the number of days during such fiscal year that he served as the Executive Chairman. Mr. Chirico’s agreement also provides that if his employment with PVH, whether as Chief Executive Officer or Executive Chairman, terminates for any reason other than his death or for cause, such termination will be treated as a “retirement” (as defined in our Stock Incentive Plan) for purposes of his then-outstanding equity incentive awards granted under the Stock Incentive Plan (except to the extent any award, other than a regular, annual equity award, is made on terms that expressly exempt it from vesting upon retirement). Mr. Chirico will not be granted any equity incentive awards during calendar year 2024 unless our Board determines otherwise.
Mr. Larsson entered into an employment agreement with us in May 2019 in connection with his hiring and appointment as President of PVH. Mr. Larsson’s agreement provides that his bonus amount for fiscal year 2019 was to be no less than his target bonus opportunity for fiscal year 2019, which is equal to 150% of his base salary, prorated for the number of days during the fiscal year that he was employed by PVH. Mr. Larsson’s agreement also provides that we will pay to him, by no later than December 31, 2020, a bonus in an amount equal to 80% of our good faith estimate of the bonus amount that he will earn for our 2020 fiscal year. If the actual bonus amount earned by Mr. Larsson for fiscal year 2020 is less than the estimated amount, then he is obligated to repay promptly the difference. If the actual bonus earned is greater than the estimated amount, the difference will be paid to him at the same time as other payouts are made to the other participants in the Plan.
Summary of Employment Agreements
Mr. Shiffman was a party to the employment agreement described below until his departure from PVH on June 10, 2019. Ms. Abel-Hodges was a party to the employment agreement described below for all of fiscal year 2019. She entered into a new employment agreement with us effective February 14, 2020, which is described in the section entitled “Cheryl Abel-Hodges — New Employment Agreement” on page 59. For ease of reading, the description immediately below is in the present tense even as applied to Mr. Shiffman and Ms. Abel-Hodges.
Our employment agreements with each of Messrs. Chirico, Shaffer, Larsson and Shiffman, and Ms. Abel-Hodges, outline the compensation and benefits to be paid to these executives during their employment and set forth their rights to severance upon termination of employment. The agreements also include certain restrictive covenants in favor of PVH. The covenants include prohibitions during and after employment against the use of confidential information, soliciting our associates for employment by themselves or anyone else, competing against us by accepting employment or being otherwise affiliated with a competitor (for Messrs. Chirico and Larsson) and, other than following a termination without cause or for good reason, interfering with our business relationships (for Messrs. Chirico and Larsson, the non-interference covenant applies following a termination of employment for any reason). The agreements provide for an annual review of base salaries (Messrs. Chirico, Larsson and Shaffer only) and permit only upward adjustments of salary.

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Termination for “cause” or “good reason.” Generally, each executive is entitled to severance only if the executive’s employment is terminated by PVH without “cause” or if the executive terminates the executive’s employment for “good reason.”
“Cause” is generally defined as:
▪
For Messrs. Chirico and Larsson only, gross negligence or willful misconduct (a) in the executive’s performance of the material responsibilities of his position, which results in material economic harm to us or our affiliates or (b) that results in reputational harm causing demonstrable injury to us or our affiliates;

▪
For Messrs. Shaffer and Shiffman and Ms. Abel-Hodges only, gross negligence or willful misconduct in the executive’s performance of the material responsibilities of the executive’s position, which results in material economic harm to us or our affiliates or in reputational harm causing demonstrable injury to us or our affiliates;

▪
the executive’s willful and continued failure to perform substantially the executive’s duties (other than any such failure resulting from incapacity due to physical or mental illness);

▪
the executive’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation) or, for Messrs. Chirico and Larsson only, a crime of moral turpitude;

▪
the executive’s having willfully divulged, furnished or made accessible any confidential information (as defined in the employment agreement);

▪
any act or failure to act by the executive that, under the provisions of applicable law, disqualifies the executive from acting in the executive’s position; or

▪
for Messrs. Chirico and Larsson only, any material breach of the employment agreement, our Code of Business Conduct and Ethics or any other material policy of PVH and its subsidiaries.

“Good reason” is generally defined as:
▪
the assignment to the executive of any duties inconsistent in any material respect with the executive’s position or any other action that results in a material diminution in such position;

▪
a reduction of base salary;

▪
the taking of any action that substantially diminishes (a) the aggregate value of the executive’s total compensation opportunity or (b) the aggregate value of the employee benefits provided to the executive;

▪
for Mr. Larsson only, a person other than Mr. Larsson is named as the successor Chief Executive Officer to Mr. Chirico;

▪
requiring that the executive’s services be rendered primarily at a location or locations more than 35 miles (75 miles for

Messrs. Shaffer and Shiffman, and Ms. Abel-Hodges) from PVH’s principal executive offices;
▪
for Mr. Chirico only, solely after a change in control of PVH, a change in the Chair of the Board of Directors such that Mr. Chirico is not serving as the executive or non-executive Chairman at any time during the one-year period following such change in control (other than as a result of Mr. Chirico’s cessation of service due to death or disability); or

▪
for Messrs. Chirico and Larsson only, our failure to require any successor to assume expressly and agree to perform the executive’s employment agreement.

Generally, in the event of a termination of employment without cause or for good reason, each of these executives is entitled to a multiple (one times for Ms. Abel-Hodges; one and a half times for Mr. Shaffer; two times for Messrs. Chirico, Larsson and Shiffman) of the sum of the executive’s base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). All of the agreements require the applicable NEO to execute a release of claims in our favor in order to receive these payments. All such amounts are payable in accordance with our payroll schedule in 24 (for Ms. Abel-Hodges), 36 (for Mr. Shaffer) or 48 (for Messrs. Chirico, Larsson and Shiffman) substantially equal installments.
The agreements provide that for a period of time (18 months for Mr. Shaffer, two years for Messrs. Chirico and Larsson, and 12 months for Ms. Abel-Hodges and Mr. Shiffman) following the termination of the executive’s employment without cause or for good reason, medical, dental and life insurance coverages are continued for the executive (and the executive’s family, to the extent participating prior to termination of employment), subject to cessation if the executive obtains replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). The executive is required to pay the active employee rate, if any, for such coverage.
Mr. Larsson’s agreement provides that he will receive, in respect of the PSUs granted to him if his employment is terminated without “cause” or for “good reason,” then the number of shares of our common stock, if any, that would otherwise have been delivered to him in settlement of the PSUs based on actual performance for the applicable performance period, prorated to the portion of the applicable performance period actually worked by him, unless the date of termination occurs prior to the last day of the first fiscal year of the applicable performance period, in which case no shares will be delivered to Mr. Larsson and the applicable PSU award will be forfeited. In addition, in such circumstances, Mr. Larsson’s stock options will become fully vested as of the termination date and will remain exercisable until the earlier to occur of the original expiration date of the

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
stock option and the date three months following his date of termination, and all of the RSUs granted to him on that date will become fully vested as of such date. However, if Mr. Larsson is named the successor Chief Executive Officer to Mr. Chirico, then, from and after the date on which he is named the successor Chief Executive Officer, the treatment of awards described in the preceding two sentences will not apply and Mr. Larsson’s then-outstanding equity awards will be treated in the same manner upon any such termination of his employment as the standard awards of the same type granted in the same year to the other executive officers of PVH. For more information about such treatment, see “Other Arrangements,” which begins on page 61.
Termination following a change in control. Each of the NEOs also is entitled, in lieu of the above and subject to executing a release of claims in our favor, to severance upon the termination of their employment without cause or for good reason within two years after a change in control of PVH (as defined in the agreements). In either such case, the executive will receive an aggregate amount equal to two times (three times for Mr. Chirico) the sum of the executive’s base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination). This amount will be paid in a lump sum if the change in control constitutes a “change in the ownership” or a “change in the effective control” of PVH or a “change in the ownership of a substantial portion of PVH’s assets” (each within the meaning of Section 409A of the Code). Otherwise, this amount will be paid in 48 (72 for Mr. Chirico) substantially equal payments.
These executives also would receive comparable medical, dental and life insurance coverage for themselves and their families for the two-year (three-year for Mr. Chirico) period immediately following such a termination, without a duty to mitigate or obtain replacement coverage from a subsequent employer.
Mr. Larsson’s agreement provides that in respect of the PSUs granted to him, the applicable performance goals will be deemed satisfied (a) based on the level of performance achieved as of the date of the change in control, if determinable, or (b) at the target level, if not determinable, provided that if less than 50% of the applicable performance period has elapsed as of the date of the change in control, then the performance goals applicable to the PSUs will be deemed satisfied at the target level, and such PSUs will become fully vested as of Mr. Larsson’s date of termination. In addition, Mr. Larsson’s agreement provides for the same treatment of his outstanding stock options and RSU awards in the event of a termination of employment without cause or for good reason as is described above when not occurring within two years of a change in control. The lapse of such acceleration of Mr. Larsson’s PSUs, stock options and
RSUs upon being named Mr. Chirico’s successor also applies. For more information about such treatment, see “Other Arrangements,” which begins on page 61.
All of the employment agreements provide that if the receipt of the foregoing severance would subject the executive to the excise tax on excess parachute payments under Section 4999 of the Code, the executive’s severance would be reduced by the amount required to avoid the excise tax if such a reduction would give the executive a better after-tax result than if the executive received the full severance amount.
Cheryl Abel-Hodges — New Employment Agreement
We entered into a new employment agreement with Ms. Abel-Hodges on February 14, 2020. The new agreement superseded her prior employment agreement with PVH, which is described above.
Ms. Abel-Hodges’ new agreement is on the substantially same terms as her prior agreement with PVH, except as described below.
Ms. Abel-Hodges’ new agreement provides for an annual review of her base salary (and continues to permit only upward adjustments). The severance multiple under her new agreement upon a termination of employment by PVH without “cause” or by Ms. Abel-Hodges for “good reason” (other than during the two-year period after a “change in control” (as defined in her agreement)) is two times the sum of her base salary plus an amount equal to the bonus that would be payable if target level performance were achieved under the annual bonus plan (if any) in respect of the fiscal year during which the termination occurs (or the prior fiscal year, if bonus levels have not yet been established for the year of termination).
“Cause” is generally defined in her new agreement as:
▪
gross negligence or willful misconduct (a) in her performance of the material responsibilities of her position, which results in material economic harm to us or our affiliates or (b) that results in reputational harm causing demonstrable injury to us or our affiliates;

▪
her willful and continued failure to perform substantially her duties (other than any such failure resulting from incapacity due to physical or mental illness);

▪
her conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation) or a crime of moral turpitude;

▪
her having willfully divulged, furnished, or made accessible any confidential information (as defined in the employment agreement);

▪
any act or failure to act by the executive that, under the provisions of applicable law, disqualifies her from acting in her position; or

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▪
any material breach of the employment agreement, our Code of Business Conduct and Ethics or any other material policy of PVH and its subsidiaries.

“Good reason” is generally defined in her new agreement as:
▪
the assignment to her of any duties inconsistent in any material respect with her position or any other action that results in a material diminution in such position;

▪
a change in her reporting relationship such that she no longer reports directly to the Board, Chief Executive Officer or President of PVH;

▪
a reduction of base salary;

▪
the taking of any action that substantially diminishes (a) the aggregate value of her total compensation opportunity or (b) the aggregate value of her benefits provided to the executive;

▪
requiring that her services be rendered primarily at a location or locations more than 75 miles from PVH’s principal executive offices; or

▪
our failure to require any successor to assume expressly and agree to perform her employment agreement.

Ms. Abel-Hodges’ new agreement provides that the non-interference covenant applies following a termination of employment for any reason, and it contains a prohibition against competing against us by accepting employment or being otherwise affiliated with a competitor.
In addition, under her new agreement, Ms. Abel-Hodges will not be entitled to severance if PVH’s Calvin Klein business is sold, spun off or otherwise disposed of by PVH, regardless of the form or nature of such transaction, and either (i) she continues her employment in substantially the same or a greater capacity in regard to the Calvin Klein business as immediately prior to the transaction, regardless of the terms of such employment, or (ii) she is offered continued employment in connection with such transaction (whether or not she accepts the offer) and either (A) the employment agreement is to be assumed by the purchaser or other acquirer of the Calvin Klein business or is to be continued as a result of the purchase, spin off or other transaction involving a change in control of the entity then employing her or (B) she is offered employment in substantially the same or a greater capacity in regard to the Calvin Klein business and (1) her base salary is no less than the base salary then in effect and (2) all other compensation and benefits offered to her are consistent with similarly situated executives with her new employer (including in comparable affiliates).
Daniel Grieder
Our employment agreement with Mr. Grieder outlines the compensation and benefits to be paid to him and sets forth the parties’ rights to terminate Mr. Grieder’s employment and the restrictive covenants to which he has agreed. Mr. Grieder’s employment agreement provides that he will serve as the Chief Executive Officer of Tommy Hilfiger Global and PVH Europe, or in such other position or positions as our Chief Executive Officer or Board of Directors may designate. It also provides that his compensation is subject to annual review and upward adjustment. The terms include payment or reimbursement of personal expenses relating to annual housing costs, personal tax and accounting support, and costs related to travel between Mr. Grieder’s home country and our PVH Europe headquarters in Amsterdam. We believe the payment and reimbursement of these types of costs is common practice for key executives in Europe who work in one country and regularly travel to their residence in their home country, and also is consistent with provisions made for other senior executives in our Amsterdam office who travel back to their home country residences.
Termination for “cause” or “good reason.” The employment agreement also sets forth Mr. Grieder’s rights to severance upon termination of employment. Generally, Mr. Grieder is entitled to severance only if his employment is terminated without “cause” or if he terminates employment for “good reason.”
“Cause” is generally defined as an urgent cause within the meaning of Dutch law and, to the extent not covered thereby, includes:
▪
gross negligence or willful misconduct by Mr. Grieder in his performance of the material responsibilities of his office or position, which results in material economic harm to PVH or in material reputational harm causing demonstrable injury to us;

▪
Mr. Grieder’s willful and continued failure to perform substantially his duties (other than any such failure resulting from incapacity due to physical or mental illness), after delivery of a written demand for substantial performance and Mr. Grieder’s failure to cure such performance failure to our reasonable satisfaction within 20 days following his receipt of such written demand;

▪
Mr. Grieder’s conviction of, or plea of guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law or the equivalent under the law of any foreign jurisdiction (other than a traffic violation);

▪
Mr. Grieder’s having willfully divulged, furnished or made accessible confidential information (as defined in the employment agreement); or

▪
any act or failure to act by Mr. Grieder that, under the provisions of applicable law, disqualifies him from acting in any or all capacities in which he is then acting for us.

“Good reason” is generally defined as:
▪
the assignment to Mr. Grieder of any duties inconsistent in any material respect with his position, or any other action by us that results in a material diminution in such position;

▪
a reduction of base salary;

60	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
▪
the taking of any action by us that substantially diminishes (A) the aggregate value of Mr. Grieder’s total compensation opportunity or (B) the aggregate value of the employee benefits provided to him relative to all other similarly situated senior executives; or

▪
requiring that Mr. Grieder’s services be rendered primarily at a location or locations more than 75 miles from our principal office in Amsterdam.

Either party may terminate Mr. Grieder’s employment agreement, subject to a notice period of six months for Mr. Grieder and 12 months for us, in the event of a termination without cause by us or for good reason by Mr. Grieder or a termination by voluntary resignation (without good reason) by Mr. Grieder. The agreement automatically terminates at the end of the month in which Mr. Grieder turns the statutory pension age under Dutch law (currently 65 and two months).
If Mr. Grieder’s employment is terminated without cause or for good reason, he is entitled to the greater of (x) his base salary for 12 months and (y) the statutory severance amount provided for under Dutch law. The severance amount is payable in accordance with the Amsterdam office’s regular payroll schedule in 12 substantially equal payments, commencing on the first scheduled payroll date that occurs on or following the date that is 30 days after Mr. Grieder’s termination of employment. It is payable only if Mr. Grieder’s employment is terminated amicably through the execution and delivery by the parties of a settlement agreement acceptable under Dutch law. Mr. Grieder will receive the transition payment provided for under Dutch law if a settlement agreement is not entered into. In the event of a termination of employment without cause or for good reason, Mr. Grieder also is eligible to receive a pro rata payout of any bonus award granted with respect to the performance cycle during which notice of termination is given, based on the actual performance level achieved for the entire cycle against the performance measures established for his award. Any pro rata payout is payable at the same time that bonuses for the performance cycle are paid to similarly situated executives.
If Mr. Grieder voluntarily resigns without good reason, he is generally entitled to receive base salary for six months after the conclusion of the notice period, paid in six substantially equal payments, in consideration of his covenant not to compete.
Mr. Grieder’s employment agreement also provides that in the event of his disability, which means his inability to work for a 104-week period, Mr. Grieder is entitled to receive 70% of his base salary for the 104-week period, and we would be entitled to terminate his employment if and when permitted by applicable law and our short-term and long-term disability policies then in effect for the Amsterdam office.
The restrictive covenants in Mr. Grieder’s agreement include prohibitions during and following employment against Mr. Grieder’s use of confidential information, soliciting PVH associates for employment by himself or anyone else, interfering with our business relationships and, other than following a termination of employment without cause or for good reason, competing against us by accepting employment or being otherwise affiliated with a direct competitor of our primary businesses or products as of the date of termination.
Other Arrangements
There are a number of other arrangements that would result in payments or other benefits to some or all of our Named Executive Officers upon a termination of employment or in the event of a change in control, in addition to the severance arrangements described above.
Stock Incentive Plan
Our 2006 Stock Incentive Plan (referred to herein as the “Stock Incentive Plan”) enables us to grant stock options, restricted stock units, performance share units and other stock-based awards. To date, we have granted to the NEOs (i) service-based incentive and non-qualified stock options, restricted stock and restricted stock units; and (ii) contingently issuable performance share units and restricted stock units. The following describes the effect upon stock option, restricted stock unit, and performance share unit awards of a termination of employment or change in control (the only types of awards currently outstanding).

PVH CORP. 2020 PROXY STATEMENT	61

Executive Compensation Tables
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Stock options
The following sets forth the effect on stock options of certain triggering events prior to their exercise or expiration.
DEATH	Unvested stock options become exercisable and, together with already exercisable options, expire three months after the qualification of the representative of the participant’s estate (or such earlier date on which they are scheduled to expire).
CHANGE IN CONTROL	Unvested stock options that are assumed by the acquirer continue on the same terms. Unvested stock options that are not assumed by the acquirer become immediately exercisable.
DISABILITY	Unvested stock options become immediately exercisable and, together with already exercisable options, expire three months after the termination of employment (or such earlier date on which they are scheduled to expire).
RETIREMENT1	Unvested stock options become immediately exercisable, except that awards granted in the year of retirement are forfeited if the participant retires prior to the last day of the calendar year of the grant. Stock options that vest, together with already exercisable options, expire three years after the retirement (or such earlier date on which they are scheduled to expire).
VOLUNTARY TERMINATION/TERMINATION WITHOUT CAUSE/TERMINATION FOR “GOOD REASON”2	Unvested stock options are forfeited. Vested stock options expire three months after the termination of employment (or such earlier date on which they are scheduled to expire).

1
All stock options granted to Mr. Chirico starting in 2018 expire 10 years after grant, regardless of when he retires (other than retirement, prior to the last day of the year of grant).

2
“Good reason” is as defined in a participant’s employment agreement (if any). “Cause” is as defined in the Stock Incentive Plan unless a participant’s employment agreement (if any) provides it controls.

Restricted stock units
Unvested restricted stock units that are assumed by an acquirer upon a change in control will continue to vest on their original schedule and only vest in full on an accelerated basis after termination of employment (other than for “cause” or without “good reason,” as and if such terms are defined in a participant’s employment agreement) within two years of the change in control (i.e., double trigger). All outstanding restricted stock units that are not assumed by an acquirer upon a change in control will vest in full on an accelerated basis upon the change in control. All outstanding restricted stock units vest in full in the event the recipient dies or the recipient’s employment terminates due to disability. In the event of retirement, restricted stock units generally vest in full, except that restricted stock units granted in the year of retirement are forfeited immediately if the recipient retires before December 31. When a recipient’s employment terminates for any other reason, unvested restricted stock units are forfeited immediately.

62	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Performance share units
The following sets forth the effect upon performance share units of certain triggering events occurring during a performance cycle.
DEATH	The participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.
CHANGE IN CONTROL
Awards assumed by the acquirer upon a change in control will be deemed to have satisfied the performance level achieved (if calculable at the time of the change in control) or target performance (if performance is not calculable or less than half the performance cycle has elapsed). The awards then will be deemed to be time-based and will vest upon the earlier of the participant’s termination of employment (other than for “cause” or without “good reason,” as and if such terms are defined in the participant’s employment agreement, if any) or the scheduled end of the performance cycle (i.e., double trigger).
The participant will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant, for awards not assumed by the acquirer upon a change in control.

DISABILITY	The participant will receive the payout, if any, that would have been payable for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.
RETIREMENT	The participant will receive the full payout, if any, that would have been payable for the performance cycle if the participant retires on or after the last day of the fiscal year during which the award was granted. A participant who retires before the last day of such fiscal year will not receive a payout.
TERMINATION WITHOUT CAUSE/TERMINATION FOR “GOOD REASON”1	The participant will receive the payout, if any, that would have been payable for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant, if at least the first fiscal year during the performance cycle has been completed. A participant who is terminated during the first fiscal year will not receive a payout.

1
“Good reason” is as defined in a participant’s employment agreement (if any). “Cause” is defined in the Stock Incentive Plan unless a participant’s employment agreement (if any) provides it controls.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award.
Payouts in the event of death or a change in control will be paid within 30 days of the triggering event unless to do so would prompt the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill.
PVH CORP. 2020 PROXY STATEMENT	63

Executive Compensation Tables
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Performance Incentive Bonus Plan
The following sets forth the effect upon annual bonuses of certain triggering events occurring during a performance cycle.
DEATH	The participant’s estate will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.
CHANGE IN CONTROL	The participant will receive the target level bonus, prorated to reflect the portion of the performance cycle worked by the participant.
DISABILITY/RETIREMENT/ TERMINATION WITHOUT CAUSE/TERMINATION FOR “GOOD REASON”1	The participant will receive the payout, if any, that would have been payable for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.

1
“Good reason” is as defined under the participant’s employment agreement (if any). “Cause” is as defined in the Plan unless a participant’s employment agreement (if any) provides it controls.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award.
The bonus, in the event of death or a change in control, will be paid within 30 days of the triggering event unless to do so would prompt the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill.
Long-Term Incentive Plan
The following sets forth the effect upon Long-Term Incentive Plan awards (including GRIP awards) of certain triggering events occurring during a performance cycle.
DEATH	The participant’s estate will receive the target level payout, prorated to reflect the portion of the performance cycle worked by the participant.
CHANGE IN CONTROL	The award will be deemed time-based and will be payable at the target level of performance upon the earlier of the participant’s termination of employment (other than for cause or without good reason (as defined in the participant’s employment agreement, if any)) or the scheduled end of the performance cycle (i.e., double trigger).
DISABILITY	The participant will receive the payout, if any, that would have been payable for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant.
RETIREMENT/ TERMINATION WITHOUT CAUSE/TERMINATION FOR “GOOD REASON”1
If after the first fiscal year of the performance cycle, the participant will receive the payout, if any, that would have been payable for the performance cycle, prorated to reflect the portion of the performance cycle worked by the participant. A participant who is terminated during the first fiscal year will not receive a payout.

1
“Good reason” is as defined under the participant’s employment agreement (if any). “Cause” is as defined in the Plan unless a participant’s employment agreement (if any) provides it controls.

In all other cases, a participant must be employed by us on the last day of the performance cycle in order to remain eligible to receive an award.
The payout, in the event of death or a change in control, will be paid within 30 days of the triggering event unless to do so would prompt the imposition of additional taxes under Section 409A of the Code, in which case payment will be delayed for six months and the amounts owed will accrue interest at a rate based on the 10-year Treasury bill.
64	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables Outstanding Equity at Fiscal Year-End
Outstanding Equity at Fiscal Year-End
		Option Awards1				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested2 (#)	Market Value of Shares or Units of Stock That Have Not Vested3 ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plans Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested3 ($)
EMANUEL CHIRICO	4/5/2012	46,300	0	91.88	4/5/2022
	5/1/2013	50,000	0	115.05	5/1/2023
	4/3/2014	46,200	0	124.53	4/3/2024
	4/2/2015	53,600	0	107.47	4/2/2025
	4/1/2016	52,425	17,475	99.39	4/1/2026
	4/7/2017	34,050	34,050	101.90	4/7/2027
	4/23/2018	9,750	29,250	160.26	4/23/2028
	4/5/2019	0	49,200	127.26	4/5/2029
	4/1/2016					4,450	387,907
	4/7/2017					8,679	756,548
	4/23/2018					13,422	1,169,996
	4/5/2019					22,539	1,964,725
	4/25/20174							26,778	2,334,238
	4/23/20185							16,022	1,396,638
	4/29/20196							19,627	1,710,886
MICHAEL A. SHAFFER	4/2/2015	3,500	0	107.47	4/2/2025
	4/30/2015	1,250	0	103.35	4/30/2025
	4/1/2016	4,725	4,725	99.39	4/1/2026
	4/7/2017	9,250	9,250	101.90	4/7/2027
	4/6/2018	4,000	12,000	156.73	4/6/2028
	4/5/2019	0	19,700	127.26	4/5/2029
	4/1/2016					1,887	164,490
	4/7/2017					3,682	320,960
	4/6/2018					3,831	333,948
	4/5/2019					6,288	548,125
	6/3/2019					57,000	4,968,690
	4/25/20174							2,811	245,035
	4/23/20185							1,781	155,250
	4/29/20196							2,210	192,646
STEFAN LARSSON	6/3/2019	0	53,500	87.72	6/3/2029
	6/3/2019					17,100	1,490,607
	6/3/20197							32,684	2,849,064
CHERYL ABEL-HODGES	4/1/2016	0	950	99.39	4/1/2026
	7/1/2019	0	15,200	95.26	7/1/2029
	4/1/2016					378	32,950
	4/7/2017					1,474	128,489
	4/6/2018					1,917	167,105
	4/5/2019					3,144	274,062
	7/1/2019					1,052	91,703
	7/1/20197							3,512	306,141

PVH CORP. 2020 PROXY STATEMENT	65

Executive Compensation Tables Outstanding Equity at Fiscal Year-End
		Option Awards1				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested2 (#)	Market Value of Shares or Units of Stock That Have Not Vested3 ($)	Equity Incentive Plans Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plans Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested3 ($)
DANIEL GRIEDER	4/3/2014	6,146	0	124.53	4/3/2024
	7/1/2014	550	0	117.71	7/1/2024
	4/2/2015	2,925	0	107.47	4/2/2025
	4/1/2016	4,425	4,425	99.39	4/1/2026
	4/7/2017	4,300	8,600	101.90	4/7/2027
	4/6/2018	3,500	10,500	156.73	4/6/2028
	4/5/2019	0	17,200	127.26	4/5/2029
	4/1/2016					1,761	153,506
	4/7/2017					3,436	299,516
	4/6/2018					3,351	292,107
	4/5/2019					5,504	479,784
	6/3/2019					57,000	4,968,690
	4/25/20174							937	81,678
	4/23/20185							594	51,779
	4/29/20196							737	64,244
STEVEN B. SHIFFMAN	4/5/2012	3,100	0	91.88	4/5/2022
	5/1/2013	3,300	0	115.05	6/30/2022
	4/3/2014	3,100	0	124.53	6/30/2022
	7/1/2014	3,200	0	117.71	6/30/2022
	4/2/2015	7,000	0	107.47	6/30/2022
	4/1/2016	15,100	0	99.39	6/30/2022
	4/7/2017	14,800	0	101.90	6/30/2022
	4/6/2018	12,000	0	156.73	6/30/2022
	4/25/20174							1,874	163,357
	4/23/20185							1,188	103,558

1
These awards consist of stock options that vest in four equal installments on each of the first four anniversaries of the grant date.

2
These awards consist of RSUs. Awards vest in four equal installments on each of the first four anniversaries of the grant date, except for the awards granted to Messrs. Grieder and Shaffer in June 2019, which vest 10% on the first and second anniversary of the grant date, 15% on the third and fourth anniversary of the grant date and 50% on the fifth anniversary of the grant date. Awards granted prior to 2018, other than those granted to Mr. Grieder, also are subject to the requirement that we achieve a specific level of adjusted net income for any one of the fiscal years during the performance cycle before they vest. The required level was achieved for all applicable awards as of February 2, 2020.

3
The market value of unvested RSUs and unvested PSUs was calculated by multiplying the number of units by $87.17, the closing stock price of our common stock on January 31, 2020, the last business day of 2019.

4
These awards consist of PSU awards that would have vested in April 2020 if the performance criteria were satisfied. The above table shows the number of shares at threshold level, as the estimated payout as of the end of 2019 was below threshold-level performance. As certified in April 2020, the performance criteria were not satisfied and therefore no shares were earned.

5
These awards consist of PSU awards that will vest in April 2021 if the performance criteria are satisfied. The after-tax shares received by Mr. Chirico are subject to a holding period of one year after the vesting date. The above table shows the number of shares at the threshold level, as the estimated payout as of the end of 2019 was below threshold-level performance. The number of shares also assumes service for the entire three-year performance cycle; the awards generally pay out on a pro rata basis if the NEO does not work for the entire cycle. See discussion on page 63.

6
These awards consist of PSU awards that will vest in April 2022 if the performance criteria are satisfied. The after-tax shares received by Mr. Chirico in the event his award pays out will be subject to a holding period of one year after the vesting date. The above table shows the number of shares at threshold level, as the estimated payout as of the end of 2019 was below threshold-level performance. The number of shares also assumes service for the entire three-year performance cycle; the awards generally pay out on a pro rata basis if the NEO does not work for the entire cycle. See discussion on page 63.

7
These awards consist of PSU awards that will vest in June 2022 if the performance criteria are satisfied. The above table shows the number of shares at maximum level for Mr. Larsson, as the estimated payout as of the end of 2019 was between target and maximum-level performance. The above table shows the number of shares at target level for Ms. Abel-Hodges, as the estimated payout as of the end of 2019 was between threshold and target-level performance. The number of shares also assumes service for the entire three-year performance cycle; the awards generally pay out on a pro rata basis if the NEO does not work for the entire cycle. See discussion on page 63.

66	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables Option Exercises and Stock Vested
Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise1 ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting2 ($)
EMANUEL CHIRICO	0	0	75,228	9,690,151
MICHAEL A. SHAFFER	0	0	12,107	1,546,250
STEFAN LARSSON	0	0	0	0
CHERYL ABEL-HODGES	1,550	39,537	2,220	280,248
DANIEL GRIEDER	0	0	8,734	1,106,556
STEVEN B. SHIFFMAN	6,700	317,141	17,292	1,948,539

1
The value realized on exercise equals the stock price of our common stock on the date of exercise less the exercise price, multiplied by the number of shares acquired upon exercise.

2
The value realized on vesting equals the stock price of our common stock on the date of vesting multiplied by the number of shares vested.

Pension Benefits
Name	Plan name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit1 ($)	Payments During Last Fiscal Year ($)
EMANUEL CHIRICO	Pension Plan2	25.1667	1,021,961	0
	Supplemental Pension Plan2	25.1667	13,560,939	0
	Capital Accumulation Program3	10.0000	1,963,610	0
MICHAEL A. SHAFFER	Pension Plan2	28.5833	889,107	0
	Supplemental Pension Plan2	28.5833	3,639,770	0
STEFAN LARSSON4		N/A	N/A	0
CHERYL ABEL-HODGES	Pension Plan2	12.1667	477,826	0
	Supplemental Pension Plan2	12.1667	1,429,041	0
DANIEL GRIEDER		N/A	N/A	N/A
STEVEN B. SHIFFMAN	Pension Plan2	25.5000	976,506	0
	Supplemental Pension Plan2	25.5000	0	3,049,527

1
Please see Note 13, “Retirement and Benefit Plans,” in the Notes to Consolidated Financial Statements included in Item 8 of our Annual Report on Form 10-K for the year ended February 2, 2020 for the assumptions used in calculating the present value of the accumulated benefit. The present value of the accumulated benefit of Mr. Chirico for the capital accumulation program was calculated using settlement rates based on the 10-year Treasury bill rates applicable under his agreement.

2
Pension and Supplemental Pension Plan credited service and actuarial values are calculated as of February 2, 2020, which is the pension plan measurement date that we use for financial statement reporting purposes. Retirement age is the plan’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction. The present values as of February 2, 2020 are calculated based on the following assumptions: (i) for annuity payments in the qualified plan, the RP-2014 mortality table, and the MP-2019 mortality improvement projection scale, as published by the Society of Actuaries; (ii) a 3.15% discount rate, (iii) form of payment in the qualified plan for males as follows: 50% assumed to elect a lump sum; 30% assumed to elect a life annuity, 10% assumed to elect a 50% joint and survivor, and 10% assumed to elect a 100% joint and survivor; for females, 50% assumed to elect a lump sum, 42.5% assumed to elect a life annuity, 5% assumed to elect a 50% joint and survivor, and 2.5% assumed to elect 100% joint and survivor, and (iv) SPP lump sum values based on the assumptions prescribed under the Pension Protection Act of 2006 (these include the newly mandated unisex mortality table specified by IRS Notice 2017-60, based on the RP-2014 table, with projected mortality improvements, and December 2019 segment rates of 2.03% for payments expected to be made for the first 5 years, 3.06% for payments between 5 and 20 years, and 3.59% for payments made after 20 years). Mr. Shiffman received payment of his vested benefit under the Supplemental Pension Plan in a lump sum in connection with his departure from the Company on June 10, 2019.

3
Capital accumulation program credited service relates to the number of full years of vesting credit accrued by Mr. Chirico based on the effective date of his underlying agreement. The benefit is fully vested after 10 years. Retirement age is the program’s “normal” retirement age or the earliest time when a participant may retire without an age-based reduction.

4
Mr. Larsson is not eligible to participate in the pension plans until July 1, 2020. He does not have a capital accumulation program agreement.

PVH CORP. 2020 PROXY STATEMENT	67

Executive Compensation Tables Defined Benefit Plans
Defined Benefit Plans
Pension Plan
Our Pension Plan is a qualified defined benefit plan. The Pension Plan is open to U.S.-based salaried, hourly clerical, and production, warehouse and distribution associates, with a few exceptions. Salaried associates are eligible to participate beginning on the first day of the calendar quarter after they have completed one year of service in which they have worked at least 1,000 hours. Hourly associates are eligible to participate beginning on the first day of the calendar quarter after they have completed three months of service, provided that it is anticipated they will work at least 1,000 hours in the year.
The benefits under the Pension Plan generally are based on a participant’s career average compensation, excluding relocation pay, sign-on bonus, stay bonus, clothing allowance, Long-Term Incentive Plan pay and education expenses. Pre-2000 benefits for current salaried associates are based on pre-2000 last five years’ average compensation, unless the participant’s career average compensation is greater than the last five years’ average.
The participant’s prior service benefit and future service benefit are added together to determine the total retirement benefit. The prior service benefit is calculated by taking 1.00% of the past service compensation, plus 0.50% of the past service compensation over the Social Security average breakpoint (dollar amount determined by the year in which the participant reaches Social Security Normal Retirement Age), multiplied by the prior benefit service at December 31, 1999. The future service benefit is calculated by taking 1.00% of each year’s future service compensation, plus 0.50% of each year’s future service compensation over the Social Security-covered compensation breakpoint for each year of benefit service, assuming that the total benefit service (including prior service) does not exceed 35 years.
Benefits under the Pension Plan are vested after five years of service or, if earlier, when the participant becomes totally and permanently disabled or reaches age 65. With the exception of Mr. Larsson, who will not be eligible to participate in the plan until July 1, 2020, the benefits of our U.S.-based NEOs are fully vested.
Any participant who would be credited with fewer than 501 hours in a plan year due to a leave associated with the birth or adoption of a child or related childcare will be credited with 501 hours of service to prevent a break in service. A participant will not incur a break in service due to any leave of absence in accordance with the provisions of the Family and Medical Leave Act of 1993 or on account of military duty, provided they return to work within the re-employment period under Federal law.
Pension benefits become payable on the first day of the month following retirement, which is normally at age 65. Participants who have completed five or more years of service are eligible for a lump sum distribution (or an immediate annuity form of distribution) at termination, regardless of age. Participants who terminate employment prior to age 55 and have worked less than ten years are eligible for an unsubsidized early retirement benefit based on the factors in the following table:
Age at Commencement	Early Retirement Factor
55	40.00%
56	43.00%
57	46.00%
58	50.00%
59	55.00%
60	60.00%
61	66.00%
62	73.00%
63	81.00%
64	90.00%
65	100.00%
68	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables Defined Benefit Plans
We subsidize the early retirement benefit for participants who retire when they are age 55 or over and have worked more than ten years by making benefit payments in the applicable percentage shown below based on actual age and years of service.

Age at Commencement	Years of Service
	10	11	12	13	14	15	16	17	18	19	20
64	95.00%	95.15%	95.30%	95.45%	95.60%	95.75%	95.90%	96.05%	96.20%	96.35%	96.50%
63	90.00%	90.30%	90.60%	90.90%	91.20%	91.50%	91.80%	92.10%	92.40%	92.70%	93.00%
62	85.00%	85.45%	85.90%	86.35%	86.80%	87.25%	87.70%	88.15%	88.60%	89.05%	89.50%
61	80.00%	80.60%	81.20%	81.80%	82.40%	83.00%	83.60%	84.20%	84.80%	85.40%	86.00%
60	75.00%	75.75%	76.50%	77.25%	78.00%	78.75%	79.50%	80.25%	81.00%	81.75%	82.50%
59	70.00%	70.90%	71.80%	72.70%	73.60%	74.50%	75.40%	76.30%	77.20%	78.10%	79.00%
58	65.00%	66.05%	67.10%	68.15%	69.20%	70.25%	71.30%	72.35%	73.40%	74.45%	75.50%
57	60.00%	61.20%	62.40%	63.60%	64.80%	66.00%	67.20%	68.40%	69.60%	70.80%	72.00%
56	55.00%	56.35%	57.70%	59.05%	60.40%	61.75%	63.10%	64.45%	65.80%	67.15%	68.50%
55	50.00%	51.50%	53.00%	54.50%	56.00%	57.50%	59.00%	60.50%	62.00%	63.50%	65.00%

Age at Commencement	Years of Service
	21	22	23	24	25	26	27	28	29	30
64	96.65%	96.80%	96.95%	97.10%	97.25%	97.40%	97.55%	97.70%	97.85%	98.00%
63	93.30%	93.60%	93.90%	94.20%	94.50%	94.80%	95.10%	95.40%	95.70%	96.00%
62	89.95%	90.40%	90.85%	91.30%	91.75%	92.20%	92.65%	93.10%	93.55%	94.00%
61	86.60%	87.20%	87.80%	88.40%	89.00%	89.60%	90.20%	90.80%	91.40%	92.00%
60	83.25%	84.00%	84.75%	85.50%	86.25%	87.00%	87.75%	88.50%	89.25%	90.00%
59	79.90%	80.80%	81.70%	82.60%	83.50%	84.40%	85.30%	86.20%	87.10%	88.00%
58	76.55%	77.60%	78.65%	79.70%	80.75%	81.80%	82.85%	83.90%	84.95%	86.00%
57	73.20%	74.40%	75.60%	76.80%	78.00%	79.20%	80.40%	81.60%	82.80%	84.00%
56	69.85%	71.20%	72.55%	73.90%	75.25%	76.60%	77.95%	79.30%	80.65%	82.00%
55	66.50%	68.00%	69.50%	71.00%	72.50%	74.00%	75.50%	77.00%	78.50%	80.00%
All of our U.S.-based NEOs, with the exception of Mr. Larsson, are eligible for subsidized early retirement benefits.
Benefits under the Pension Plan become payable on the first of the month following retirement, normally at age 65, absent any election by a participant to commence the payment of benefits at a different time. Benefits are payable in one of the following ways:
Life-only annuity. A participant who is not married or married less than 12 months when payments begin and who does not elect an optional payment method will receive the full amount of the benefit in equal monthly installments for life. Payments begin on the first of the month following the retirement date. After death, no additional payments are made.
50% joint & survivor annuity. A participant who is married for at least 12 months when payments begin will receive the benefit as a 50% Joint & Survivor Annuity absent an election by the participant (and spousal consent) for an optional payment form. Under this option, a participant will receive a reduced monthly benefit for life. Thereafter, the participant’s spouse receives a benefit equal to 50% of the monthly benefit the participant was receiving. If the spouse dies before the participant but after the participant begins receiving payments, the participant will continue to receive the same benefit amount for life and no additional payments are made after death.
100% (or 75% or 66 2∕3%) joint & survivor annuity. A participant will receive a reduced lifetime benefit under this option. The participant names a beneficiary and chooses the percentage of the benefit to continue to that individual after the participant’s death. After death, the beneficiary receives the percentage of benefit elected (100%, 75% or 66 2∕3%) for life. The participant’s age at the date benefits commence, the beneficiary’s age and the percentage elected to continue after death affect the amount of the benefit received during the participant’s lifetime.
PVH CORP. 2020 PROXY STATEMENT	69

Executive Compensation Tables Defined Benefit Plans
Life & period certain annuity. A participant will receive a reduced lifetime benefit in equal monthly installments with payments guaranteed for at least the period of time elected (between one and 15 years) under this option. Payments continue for the rest of the participant’s life even if he or she lives longer than the period of time elected. However, if the participant receives less than the minimum number of payments before death, the same monthly benefit continues to the beneficiary until the combined total number of installment payments are made.
Full refund annuity. A participant will receive a reduced benefit for life, payable in equal monthly installments, under this option. If the participant dies before receiving the full single lump sum value of his or her benefit, determined at the date of retirement, the balance will be paid to the participant’s beneficiary in a single lump sum payment. In addition, payments will continue to be paid for the rest of the participant’s life, even if the guaranteed lump sum value is exceeded.
Social Security equalization. This option allows a participant who retires early to receive an increased monthly payment from the Pension Plan until the participant is eligible for Social Security benefits. After Social Security benefits begin, the monthly payment from the Pension Plan is reduced. This option does not provide any survivor benefits and, therefore, no benefit is payable after death.
Lump Sum Payments. A participant may elect to receive their retirement benefit in a single lump sum calculated to be the actuarial equivalent value of the life-only annuity they would receive at age 65 or a deferred retirement date. If qualified for early retirement, the lump sum will be equal to the actuarial equivalent value of the life-only annuity, determined after application of the Early Retirement Factors described above, or the lump sum value of the age-65 pension, if greater.
Supplemental Pension Plan
Our Supplemental Pension Plan is a non-qualified defined benefit plan. Certain U.S.-based management and highly paid associates who are participants in our qualified Pension Plan, including our U.S.-based Named Executive Officers with the exception of Mr. Larsson, are eligible for benefits under our Supplemental Pension Plan. Mr. Larsson will become eligible to participate in the Supplemental Pension Plan on July 1, 2020. This plan was created to provide deferred compensation to highly compensated individuals in an effort to promote continuity of management and increased incentive and personal interest in the welfare of PVH on the part of those who are or may become primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success.
Our Supplemental Pension Plan is designed to work in conjunction with our Pension Plan. The pension benefit outlined in our Pension Plan is calculated as if there were no compensation limits under the Code. The maximum benefit allowable is paid out under the Pension Plan and the balance is paid out under the Supplemental Pension Plan.
A participant in our Supplemental Pension Plan will not have any vested interest in such portion of any benefit that accrues on or after January 1, 2007 unless the sum of the participant’s attained age and credited vesting years equals or exceeds 65 and, while employed by us, the participant has reached age 50 and has completed at least ten credited vesting years. Five credited vesting years is required for any benefit that accrues prior to January 1, 2007.
As part of the enrollment process, a participant may elect for benefits to be paid following termination in one of the following four ways:
▪
in a lump sum within 60 days of termination of employment;

▪
in a lump sum deferred until January 1 of the year following termination of employment;

▪
in five equal annual installments commencing January of the year following termination of employment; or

▪
in ten equal annual installments commencing January of the year following termination of employment, (applicable for benefit accruals from January 1, 2019, forward).

Participants may change their benefit payment elections any time up to one year before the then-scheduled distribution date. In addition, for benefits that accrue on or after January 1, 2005, the new election must extend the commencement date of the benefit payment by at least five years from the then-scheduled distribution date.
Benefits under our Supplemental Pension Plan are unsecured and generally are payable from our general assets. Payments will be delayed if and to the extent that payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed under Section 409A will accrue interest during
70	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables Non-Qualified Deferred Compensation
the deferral period at the 10-year Treasury bill rate in effect on the first business day of the plan year in which the delayed payment period commences.
Capital Accumulation Program
Our capital accumulation program is a non-qualified defined benefit program that was created to retain a select group of senior executives. Under the program, participants are party to individual agreements under which participants who remain in our employ for a period of ten years from the date of their agreement are entitled to receive payments equaling a specified benefit after the termination of their employment. The benefit vests over a five-year period, commencing on the fifth anniversary of the execution of the agreement. Interest accrues on the benefit amount once it is fully vested and the participant has reached age 55. Interest is compounded annually and is equal to the average of the 10-year Treasury bill rate on the first day of each month until payment commences. The vested portion of the benefit (including any accrued interest) generally is paid in semi-monthly installments over a 10-year period commencing after the participant reaches age 65.
The agreements provide that if a participant’s employment is terminated following a change in control (as defined), the full undiscounted value of the future payments to be made to the participant under the program become immediately payable in a lump sum. The benefits under the agreements are forfeited upon a termination of a participant’s employment for cause. Each participant’s rights are subject to non-competition and non-disclosure restrictions that automatically terminate upon a change in control of PVH.
Mr. Chirico is the only NEO who is party to an agreement with us under the capital accumulation program; it provides for a benefit of $2,000,000. Payments will be delayed if and to the extent that payment within six months of the termination of employment will result in the imposition of additional taxes on Mr. Chirico pursuant to Section 409A of the Code. Payments delayed under Section 409A will accrue interest during the deferral period at a rate per annum, equal to the average of the 10-year Treasury bill rate in effect on the first day of each calendar month during the delay period.
Non-Qualified Deferred Compensation
Our sole non-qualified deferred compensation plan is our Supplemental Savings Plan.
Name	Executive Contributions in Last Fiscal Year1 ($)	Registrant Contributions in Last Fiscal Year1 ($)	Aggregate Earnings in Last Fiscal Year2 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year3 ($)
EMANUEL CHIRICO	414,705	207,352	196,523	—	7,964,205
MICHAEL A. SHAFFER	202,861	73,211	64,250	—	2,635,794
STEFAN LARSSON	—	—	—	—	—
CHERYL ABEL-HODGES	319,920	36,339	17,027	—	1,921,717
DANIEL GRIEDER	N/A	N/A	N/A	N/A	N/A
STEVEN B. SHIFFMAN	239,212	33,129	88,416	711,114	2,898,883

1
Amounts are reported in the Summary Compensation Table for 2019.

2
Amounts are not reported in the Summary Compensation Table.

3
The amounts shown include amounts that were reported in the Summary Compensation Table for 2018 and 2017. The aggregate of the previously reported amounts is $1,035,900 for Mr. Chirico; $567,584 for Mr. Shaffer; and $1,006,269 for Mr. Shiffman.

Supplemental Savings Plan
Our Supplemental Savings Plan (“SSP”) is a non-qualified defined contribution plan that was designed to work in conjunction with the AIP (our 401(k) plan) to provide key executives and certain “highly compensated associates” (as defined under the Code) sufficient pre-tax retirement savings opportunities. The plan is available to associates with a minimum base salary of $150,000 who are eligible for and participate in our AIP, including all of our U.S.-based Named Executive Officers.
Participants may elect a deferral rate of up to 75% (25% prior to January 1, 2019) of base pay for their contributions. Deferrals are directed first to a participant’s AIP account up to the maximum amount of eligible pay available under the law. Effective January 1, 2019, SSP contributions for the year will not begin until the maximum permitted contributions have been made under the AIP. Eligible pay under our Supplemental Savings Plan includes all categories of pay eligible under the AIP, as well as payouts under our
PVH CORP. 2020 PROXY STATEMENT	71

Executive Compensation Tables
Potential Payments Upon Termination and Change in Control Provisions
Performance Incentive Bonus Plan. Participants may elect to defer up to 75% (25% for bonus based on fiscal year performance prior to 2019) of bonus compensation into their Supplemental Savings Plan accounts. For the Supplemental Savings Plan, PVH contributes an amount equal to 100% of the first 1% of total compensation contributed by a participant, and an amount equal to 50% of the next 5% of total compensation contributed by the participant. Prior to January 1, 2019, PVH contributed an amount equal to 100% of the first 2% of total compensation contributed by a participant, and an amount equal to 25% of the next 4% contributed by the participant.
Our Supplemental Savings Plan is an unfunded plan. Participant contributions and our matching contributions are not invested in actual securities or maintained in an independent trust for the exclusive benefit of plan participants. Instead, for technical and tax reasons, contributions to our Supplemental Savings Plan are retained as part of our general assets — a common corporate practice. Therefore, benefits are dependent on our ability to pay them when they become due.
Participant contributions, as well as our matching contributions for the NEOs, are measured against the 10-year Treasury bill. These contributions accrue interest based on the rate of return for 10-year Treasury bills, as established on January 1 of each calendar year. A participant’s before-tax contributions in our Supplemental Savings Plan are immediately fully vested. Our matching contributions vest ratably from the second through the fifth year of employment or, if earlier, when the participant reaches age 65, dies, or becomes totally and permanently disabled.
As part of the enrollment process, participants can elect to have their vested amount under the Supplemental Savings Plan be distributed following termination in one of the following four ways:
▪
in a lump sum within 30 days of termination of employment;

▪
in a lump sum deferred until January 1 of the year following termination of employment;

▪
in five equal annual installments commencing January of the year following termination of employment; or

▪
in ten equal annual installments commencing January of the year following termination of employment.

Payments will be delayed if and to the extent that payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed under Section 409A will accrue interest during the deferral period at a rate per annum equal to the 10-year Treasury bill rate in effect on the first day of the plan year in which the deferral begins, or, if the deferral period extends beyond the close of the plan year, the interest rate for the remainder of the deferral period will equal the 10-year Treasury bill rate on the first day of the following plan year.
Potential Payments Upon Termination and Change in Control Provisions
We maintain certain agreements, plans, and programs that require us to provide compensation to our Named Executive Officers in the event of a termination of employment or a change in control. For more information, see “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” beginning on page 57.
72	PVH CORP. 2020 PROXY STATEMENT

Executive Compensation Tables
Potential Payments Upon Termination and Change in Control Provisions
The following tables disclose the potential payments upon termination of employment or change in control with respect to each NEO, other than Mr. Shiffman (since his employment terminated prior to the end of 2019). The assumptions used are set forth below the last table.
Emanuel Chirico	Voluntary Termination at February 2, 2020	Retirement at February 2, 2020	Death at February 2, 2020	Disability at February 2, 2020	Termination Without Cause or for Good Reason at February 2, 2020	Termination for Cause at February 2, 2020	Termination Without Cause or for Good Reason Upon Change in Control at February 2, 20201
Severance value2	$0	$0	$0	$0	$9,000,000	$0	$13,500,000
Performance Incentive Bonus Plan3	0	0	0	0	0	0	0
Long-Term Incentive Plan4	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value of “in the money” unexercisable stock options5	0	0	0	0	0	0	0
Value of unvested restricted stock units6	4,279,175	4,279,175	4,279,175	4,279,175	4,279,175	0	4,279,175
Value of unvested performance share units7	0	0	6,764,138	0	0	0	6,764,138
Capital accumulation program8	1,963,610	1,963,610	2,139,809	1,963,610	1,963,610	0	2,371,182
Welfare benefits value9	0	0	0	0	43,234	0	64,851
Payout adjustment10	0	0	0	0	0	0	0
Total	$6,242,785	$6,242,785	$13,183,122	$6,242,785	$15,286,019	$0	$26,979,346
Michael A. Shaffer	Voluntary Termination at February 2, 2020	Retirement at February 2, 2020	Death at February 2, 2020	Disability at February 2, 2020	Termination Without Cause or for Good Reason at February 2, 2020	Termination for Cause at February 2, 2020	Termination Without Cause or for Good Reason Upon Change in Control at February 2, 20201
Severance value2	$0	$0	$0	$0	$2,850,000	$0	$3,800,000
Performance Incentive Bonus Plan3	0	0	0	0	0	0	0
Long-Term Incentive Plan4	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value of “in the money” unexercisable stock options5	0	0	0	0	0	0	0
Value of unvested restricted stock units6	0	0	6,336,213	6,336,213	0	0	6,336,213
Value of unvested performance share units7	0	0	726,576	0	0	0	726,576
Capital accumulation program8	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value9	0	0	0	0	32,426	0	43,234
Payout adjustment10	0	0	0	0	0	0	0
Total	$0	$0	$7,062,789	$6,336,213	$2,882,426	$0	$10,906,023
Stefan Larsson	Voluntary Termination at February 2, 2020	Retirement at February 2, 2020	Death at February 2, 2020	Disability at February 2, 2020	Termination Without Cause or for Good Reason at February 2, 2020	Termination for Cause at February 2, 2020	Termination Without Cause or for Good Reason Upon Change in Control at February 2, 20201
Severance value2	$0	$0	$0	$0	$6,000,000	$0	$6,000,000
Performance Incentive Bonus Plan3	0	0	0	0	0	0	0
Long-Term Incentive Plan4	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Value of “in the money” unexercisable stock options5	0	0	0	0	0	0	0
Value of unvested restricted stock units6	0	0	1,490,607	1,490,607	1,490,607	0	1,490,607
Value of unvested performance share units7	0	0	356,133	456,422	456,422	0	356,133
Capital accumulation program8	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value9	0	0	0	0	38,206	0	38,206
Payout adjustment10	0	0	0	0	0	0	0
Total	$0	$0	$1,846,740	$1,947,029	$7,985,235	$0	$7,884,946
PVH CORP. 2020 PROXY STATEMENT	73

Executive Compensation Tables
Potential Payments Upon Termination and Change in Control Provisions
Cheryl Abel-Hodges	Voluntary Termination at February 2, 2020	Retirement at February 2, 2020	Death at February 2, 2020	Disability at February 2, 2020	Termination Without Cause or for Good Reason at February 2, 2020	Termination for Cause at February 2, 2020	Termination Without Cause or for Good Reason Upon Change in Control at February 2, 20201
Severance value2	$0	$0	$0	$0	$1,750,000	$0	$3,500,000
Performance Incentive Bonus Plan3	0	0	0	0	0	0	0
Long-Term Incentive Plan4	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options5	0	0	0	0	0	0	0
Value of unvested restricted stock units6	0	0	694,309	694,309	0	0	694,309
Value of unvested performance share units7	0	0	76,535	42,125	42,125	0	76,535
Capital accumulation program8	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value9	0	0	0	0	26,183	0	52,366
Payout adjustment10	0	0	0	0	0	0	(483,871)
Total	$0	$0	$770,844	$736,434	$1,818,308	$0	$3,839,339
Daniel Grieder	Voluntary Termination at February 2, 2020	Retirement at February 2, 2020	Death at February 2, 2020	Disability at February 2, 2020	Termination Without Cause or for Good Reason at February 2, 2020	Termination for Cause at February 2, 2020	Termination Without Cause or for Good Reason Upon Change in Control at February 2, 20201
Severance value2,11	$542,575	$0	$0	$1,519,211	$2,170,301	$0	$2,170,301
Performance Incentive Bonus Plan3	0	0	0	0	0	0	0
Long-Term Incentive Plan4	0	0	0	0	0	0	0
Value of “in the money” unexercisable stock options5	0	0	0	0	0	0	0
Value of unvested restricted stock units6	0	0	6,193,603	6,193,603	0	0	6,193,603
Value of unvested performance share units7	0	0	242,253	0	0	0	242,253
Capital accumulation program8	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Welfare benefits value9	0	0	0	0	0	0	0
Payout adjustment10	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total	$542,575	$0	$6,435,856	$7,712,814	$2,170,301	$0	$8,606,157

1
In the event of a change in control with no termination of employment, in which equity awards are not assumed by the acquirer upon the change in control, the NEO would be entitled to all amounts (if any) set forth in this column, except for the amounts set forth on the rows entitled Severance value and Welfare benefits value. In the event of a change in control with no termination of employment, in which equity awards are assumed by the acquirer upon the change in control, the NEO would not be entitled to receive any of the amounts set forth in this column.

2
Severance is calculated in accordance with the applicable NEO’s employment agreement. For each NEO, other than Mr. Grieder, for termination without cause or for good reason, severance value is equal to a multiple of the sum of the NEO’s base salary plus an amount equal to the bonus that would be payable if target level performance were achieved. For Mr. Grieder, for termination without cause or for good reason, severance value is equal to the greater of  (i) his base salary for 12 months and (ii) the statutory severance amount provided under Dutch law. Additionally, for termination without cause or for good reason, Mr. Grieder would receive a pro rata payout of any bonus award granted with respect to the performance cycle during which notice of termination is given, based on the actual performance level achieved for the entire cycle. If Mr. Grieder voluntarily resigns without good reason, he is entitled to receive his base salary for six months. In the event of his disability, Mr. Grieder is entitled to receive 70% of his base salary for a 104-week period. See pages 57-61 for applicable multiples and further detail. For Ms. Abel-Hodges, for termination without cause or for good reason, severance value uses a multiple of one based on her employment agreement in effect as of February 2, 2020, but was changed to two in her updated employment agreement effective February 14, 2020.

3
A participant generally must be employed by PVH on the last day of the applicable performance cycle in order to remain eligible to receive a bonus under our Performance Incentive Bonus Plan. Therefore, if a termination of employment or change in control had occurred on February 2, 2020, each NEO would have been entitled to receive his actual bonus and the termination event or change in control would not have triggered a payment.

4
GRIP awards under our Long-Term Incentive Plan were granted to Ms. Abel-Hodges and Mr. Grieder in 2017. If a termination of employment or change in control had occurred on February 2, 2020, each NEO would have been entitled to receive the full value of his or her actual payout and the termination event or change in control would not have triggered a payment.

5
At January 31, 2020, the last business day of 2019, no unexercisable stock options were “in the money.”

6
Represents the value of unvested restricted stock units as of February 2, 2020, the vesting of which would accelerate upon death, disability, a termination of employment without cause or for good reason after a change in control, or retirement. In addition, if Mr. Chirico terminates for any reason other than death or for cause, such termination would be treated as his retirement. Therefore, Mr. Chirico’s unvested RSU awards would be subject to accelerated vesting under voluntary termination and termination without cause or for good reason. Mr. Larsson’s RSUs would become fully vested in the event of termination without cause or for good reason. See pages 57-61 for details of the employment

74	PVH CORP. 2020 PROXY STATEMENT

CEO Pay Ratio
agreements. The value is equal to the closing price of our common stock on January 31, 2020, the last business day of 2019, multiplied by the number of shares of our common stock receivable upon vesting.
7
Represents the payout levels (discussed below) of the unvested PSUs as of February 2, 2020, multiplied by the closing price of our common stock on January 31, 2020, the last business day of 2019. In the event of death or a change in control, the amounts are shown based on the amounts that would otherwise have been payable for the performance cycle if the target level of performance had been achieved. In the event of disability or termination without cause or for good reason, the amounts are shown based on actual performance as of February 2, 2020, as the actual performance for the entire performance period was not known as of February 2, 2020. In the event of death, disability, termination without cause or for good reason, and change in control, the amounts payable in respect of the PSU awards granted during 2017, 2018 and 2019 are prorated 92%, 58% and 25%, respectively, representing the portion of the relevant performance cycle actually worked by our NEOs as of February 2, 2020.

8
Mr. Chirico is our only Named Executive Officer who is a party to an agreement with us under our capital accumulation program. See discussion on page 71. All benefits, other than the payment to be made in connection with a change in control, are paid monthly over a 10-year period. The payouts shown include the interest that Mr. Chirico would receive on the vested portion of his benefit. Interest began to accrue on the date (May 8, 2012) that he turned 55 and continues to accrue until payment. Interest is assumed to accrue at the average 10-year Treasury bill rate applicable under his agreement. The total value of the 120 payments is discounted to present value using a rate of 3.15%.

The capital accumulation program agreement does not specifically provide for payment upon retirement or disability. The amounts shown in the retirement and disability columns represent the amounts payable, if any, upon voluntary termination of employment.
We do not have any obligation to make payments to Mr. Chirico in the event employment terminates for cause. The amount shown in the Termination Without Cause or for Good Reason Upon Change in Control column represents a lump sum payment for the full benefit.
Payments will be delayed if and to the extent payment within six months of the termination of employment will result in the imposition of additional taxes on the participant pursuant to Section 409A of the Code. Payments delayed due to the regulations promulgated under Section 409A will accrue interest during the deferral period at a rate equal to the average of the 10-year Treasury bill rates in effect on the first day of each calendar month during the delay period.
9
The amounts shown represent the cost of welfare benefits, including medical, dental, life and disability coverage, that our NEOs would have received under their employment agreements if their employment had been terminated without cause or for good reason on February 2, 2020. Such benefits are not receivable if their employment is terminated for any other reason. Those benefits would continue for two years for Messrs. Chirico and Larsson, one and one-half years for Mr. Shaffer, and one year for Ms. Abel-Hodges, other than if the termination occurred within two years after a change in control, in which case benefits would continue for three years for Mr. Chirico and two years for Ms. Abel-Hodges and Messrs. Shaffer and Larsson.

10
If any of our U.S.-based NEOs would become subject to the Federal excise tax on excess parachute payments under Section 4999 of the Code as a result of the amount of the executive’s termination payments upon a change in control, then such termination payments would be reduced as necessary to maximize each NEO’s respective after-tax termination payout. It is projected that only Ms. Abel-Hodges would have had such payment reduction if a termination upon a change in control had occurred on February 2, 2020.

11
Potential severance and incentive payments upon termination for Mr. Grieder have been translated at the euro-to-U.S. dollar exchange rate of 1.1052, which was the closing rate on February 2, 2020, the last business day of 2019.

In connection with his departure from the Company on June 10, 2019, Mr. Shiffman was entitled to receive certain severance payments and benefits pursuant to his employment agreement with the Company, which is described above under the heading “Employment Contracts,” beginning on page 57. Mr. Shiffman was entitled to receive a severance payment equal to two times the sum of his base salary plus his target bonus amount, that was payable in accordance with our payroll schedule in 48 substantially equal installments. He also was entitled to receive, for 12 months following his termination of employment, continued medical, dental, life, and disability insurance coverage for himself (and his family, to the extent participating prior to his termination of employment), subject to cessation if he were to obtain replacement coverage from another employer (although there is no duty to seek employment or mitigate damages). Mr. Shiffman was required to pay the active employee rate, if any, for such coverage. The aggregate value of Mr. Shiffman’s severance payments and benefits was equal to $3,417,720, plus accrued interest of $5,220 on amounts deferred under Code Section 409A. Mr. Shiffman executed a release of claims in our favor in connection with his termination of employment. He remains bound by certain restrictive covenants in favor of PVH, including prohibitions against the use of confidential information and soliciting our associates for employment by themselves or anyone else.

CEO Pay Ratio
We are required to provide the ratio for the annual total compensation paid to Mr. Chirico, our Chief Executive Officer, to the annual total compensation of our median associate, excluding Mr. Chirico’s compensation. SEC rules permit us to use the same median associate identified in our pay ratio disclosure for 2018, subject to certain exceptions. In our case, the median associate had a significant change in circumstance and, as a result, we determined that it is not appropriate to use the same associate for this year’s disclosure. We did not otherwise have a significant change in our associate population or compensation arrangements.
We selected November 5, 2019 as the determination date for identifying our median associate. As of that date, we had 38,439 associates, with 17,002 associates based in the United States and 21,437 associates located outside of the United States. Of these associates, 9,407 worked in or were assigned to offices, 26,586 worked in retail stores and 2,446 worked in warehousing and distribution facilities. Approximately 44% of our workforce is part-time. Our use of seasonal workers is not significant to our overall
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CEO Pay Ratio
population and is largely limited to the Christmas and Lunar (Chinese) New Year selling periods. We do not use a significant number of temporary associates.
Methodology
The methodology and the material assumptions, adjustments and estimates that we used to identify the median of the annual total compensation of all our associates, as well as to determine the annual total compensation of the median associate for purposes of this disclosure were as follows:
▪
We identified the median associate by using the actual earnings of our full-time, part-time, seasonal and temporary associates, which consisted of base pay, overtime, compensation and bonus, as compiled from our payroll records.

 –
We measured associate earnings using the one-year period ended October 31, 2019.

 –
Compensation paid in foreign currencies was converted to U.S. dollars using the foreign exchange rate monthly average for October 2019.

▪
The pay ratio disclosure rules provide a de minimis exemption that allows for the exclusion of non-U.S. associates constituting less than 5% of our total associate population from the calculation.

 –
Specifically, we excluded all 630 associates in Brazil, 18 associates in Ethiopia, 117 associates in Malaysia, 454 associates in Poland, 365 associates in Russia and 328 associates in Turkey who were employed on November 5, 2019.

 –
After applying this exemption, 17,002 associates in the United States and 19,525 outside of the United States were considered to identify the median associate.

Calculation
We determined that our median associate was a part-time, hourly retail store sales associate who works in Hillsborough County, Florida, United States. The 2019 annual total compensation for our median associate was $19,472. The 2019 annual total compensation as determined under Item 402 of Regulation S-K for our CEO was $17,464,313. The estimated ratio of our CEO’s annual total compensation to our median associate’s total compensation for fiscal year 2019 is 897 to 1.
76	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 3
Approval of Amendments to the Stock Incentive Plan
Introduction and Board Recommendation
Our 2006 Stock Incentive Plan (which we are renaming as the “Stock Incentive Plan”) was approved initially by stockholders at our 2006 Annual Meeting of Stockholders, amended by stockholders in 2009, 2012 and 2015, and its material terms were re-approved by stockholders in 2011 (the material terms were also approved as part of the 2015 amendments). The Plan permits the grant to our associates, directors, consultants and advisors of (1) nonqualified stock options, (2) incentive stock options, (3) restricted stock, (4) restricted stock units, (5) stock appreciation rights (“SARs”), (6) performance shares and performance share units and (7) other stock-based awards, each of which we refer to as an “award.”
The Board of Directors has approved the Plan, upon the recommendation of the Compensation Committee and subject to stockholder approval, which has been amended to, among other things, (i) extend the term of the Plan to April 29, 2030, or such earlier date as may be determined by the Board, (ii) add 3,000,000 additional shares to the pool of shares of our common stock available for issuance under the Plan, and (iii) add a limit on the number of shares with respect to which awards may be granted to any one non-employee director during any 12-month period.

The Board of Directors recommends a vote FOR the amendments to the Stock Incentive Plan.
Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.

Approval of the Plan is needed to meet the stockholder approval requirements for the grant of stock options that qualify as “incentive stock options” under Section 422 of the Code. If the Plan as amended is not approved by stockholders, it will continue as currently in effect until its expiration date on April 29, 2025. As of May 1, 2020, approximately 3,074,416 shares remain available to be awarded under the Plan. We believe that this remaining amount is insufficient to meet our ongoing equity compensation requirements and are seeking a number of shares that, together with the current reserve, we estimate would enable us to continue making grants over the next approximately three years based on the current stock price and expected grant requirements. We believe this would put us in line with market practices for shares reserves. Stockholder approval of the additional shares under the Plan will provide us with flexibility in structuring our executive compensation arrangements going forward. It will enable us to continue to have an appropriate supply of shares for equity incentives to recruit, hire, motivate and retain the talent required to successfully execute our business plans.
Information Regarding Burn Rate and Dilution
Burn Rate
As detailed in the table below, our three-year average burn rate, which we define as the number of shares of our common stock subject to time-based and performance-based equity awards granted in a fiscal year divided by the weighted average shares of our common stock outstanding for that fiscal year, is 0.9%.
Fiscal Year	Stock Options Granted (A)	Total Number of Time-Based Full Value Awards (FVA) Granted (B)	Total Number of Performance-Based FVA Granted at Target (C)	Weighted-Average Basic Shares of Common Stock Outstanding (D)	One-Year Burn Rate (A+B+C)/(D)
2019	169,600	611,885	71,996	74,188,688	1.2%
2018	85,900	339,194	43,918	76,520,950	0.6%
2017	141,900	445,334	72,295	77,623,621	0.8%
Three-Year Average Burn Rate					0.9%
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PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
Dilution
Dilution is commonly measured by “overhang,” which generally refers to the amount of total potential dilution to current stockholders that could result from future issuance of the shares reserved under an equity compensation plan. As of May 1, 2020, there were 2,491,590 shares of our common stock subject to outstanding equity awards under our Stock Incentive Plan, including 1,042,728 shares subject to stock options and 1,448,862 full value awards (i.e., RSUs and PSUs), based on the maximum number of shares potentially payable under outstanding performance share units. The weighted average exercise price of our outstanding stock option awards was $100.47 as of May 1, 2020, and the weighted average remaining term was 6.64 years. An additional 3,074,416 shares of our common stock remained available to be awarded and 71,028,390 shares of common stock were outstanding as of that date. We are requesting an additional 3,000,000 shares of our common stock for issuance under the Stock Incentive Plan. Based on the foregoing, we estimate the total potential dilution level to be 10.76% on a fully diluted basis.
Stock Incentive Plan Design Highlights Our Commitment to Compensation Best Practices
Our Stock Incentive Plan includes a number of key features described below that are designed to protect our stockholders’ interests and that reflect our commitment to best practices and effective management of equity compensation.
▪
No “evergreen” provision. No automatic increase in the number of shares available for issuance without stockholder approval.

▪
Individual Annual Award Limit. The maximum aggregate number of shares with respect to which awards may be granted in any calendar year to any one participant who is not a non-employee director is 1,000,000 shares.

▪
Director Annual Compensation Limit. The maximum aggregate number of shares with respect to which awards may be granted during any 12-month period to any one non-employee director is limited to a number that, when combined with any cash fees or other compensation paid to such director during such 12-month period, does not exceed $750,000 in total value.

▪
No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

▪
No Repricing. Repricing of stock options and SARs (including the reduction in the exercise price of stock options or SARs or the replacement of stock options or SARs with cash or another award) is prohibited without stockholder approval.

▪
No Liberal Share Recycling. Shares tendered in payment of the exercise price of an award, shares withheld by us to satisfy withholding obligations and shares covered by a SAR to the extent that it is exercised (whether or not shares are actually issued upon such exercise), will not be added back to the reserve of shares available for issuance under the Plan.

▪
Minimum Vesting Requirement. Awards will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except upon a termination of employment or a participant’s qualifying termination during the two-year period following the occurrence of a change in control or subsidiary disposition (as such terms are defined in the Plan). However, in no event will the vesting of an award occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares authorized for issuance under the Plan.

▪
No Single-Trigger Acceleration. The Plan does not provide for automatic acceleration of vesting of equity awards upon a change in control of the Company, unless awards are not assumed or continued in connection with the change in control.

▪
No Dividends on Unvested Awards. The Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards.

▪
No Automatic Grants. The Plan does not provide for “reload” or other automatic grants to participants.

▪
Awards Subject to Clawback Policy. Awards granted pursuant to the Plan will be subject to mandatory repayment to us to the extent the participant is, or in the future becomes, subject to (x) our “clawback” (recoupment) policy or (y) any law, rule, requirement or regulation which imposes mandatory recoupment.

▪
No Tax Gross-Ups. The Plan does not provide for any tax gross-ups.

The following summary of certain features of our Stock Incentive Plan, as well as the definitions of each type of award, is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit C.
The Board of Directors recommends a vote FOR the Stock Incentive Plan, as amended. Proxies received in response to this solicitation will be voted FOR this proposal unless otherwise specified in a proxy.
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PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
Nature and Purpose of the Stock Incentive Plan
The purposes of our Stock Incentive Plan are to induce certain individuals to remain in the employ of, or to continue to serve as directors, consultants or advisors to, us and our present and future subsidiaries, to attract new individuals to enter into such employment or service, and to encourage such individuals to secure or increase on reasonable terms their stock ownership in us. The Board of Directors believes that the Plan promotes continuity of management and increased incentive and personal interest in our welfare by those who are or may become primarily responsible for shaping and carrying out our long range plans and securing our continued growth and financial success.
Eligibility to Receive Awards
Our Stock Incentive Plan provides that awards may be granted to our associates, non-employee directors, consultants and advisors, except that incentive stock options may be granted only to associates. The approximate number of persons eligible to participate in our Stock Incentive Plan is 1,500.
Duration and Modification
Approval of this proposal would extend the term of our Stock Incentive Plan to terminate on April 29, 2030, or such earlier date as may be determined by the Board of Directors. The Board may amend, suspend or terminate the Plan at any time, although stockholder approval is required for any amendment to the extent necessary to comply with the New York Stock Exchange listing standards or applicable law.
Administration
Our Stock Incentive Plan is administered by the Compensation Committee or such other committee of the Board of Directors that the Board may designate from time to time (referred to in this discussion as the “Committee”). The Committee must consist of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act. The members of the Committee are appointed annually by the Board. Subject to the provisions of the Plan, the Committee has the authority to (1) select the persons to whom awards are to be granted, (2) determine whether and to what extent awards are to be granted, (3) determine the size and type of awards, (4) approve forms of award agreement for use under our Stock Incentive Plan, which may include provisions stating that employment for a specified period will not be required for vesting of an award upon the occurrence of the death, disability, retirement or qualifying termination of a participant as set forth in an award agreement (or otherwise provided for in a participant’s employment agreement with the Company), (5) determine the terms and conditions applicable to awards, (6) establish performance goals for any performance period and determine whether such goals were satisfied, (7) subject to certain limitations, amend any outstanding award, (8) construe and interpret the Plan and any award agreement and apply its provisions, and (9) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the Plan. The Committee may delegate its authority, to the extent permitted by applicable law, including its authority to grant awards to participants who are not “insiders” subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee are final and binding on all persons, including us, our subsidiaries, associates, directors, consultants, advisors and their estates and beneficiaries.
Securities Subject to the Stock Incentive Plan
The number of shares of our common stock that currently may be issued under the Plan is 17,436,589, which includes:
▪
the 3,000,000 shares included in the Plan when it was initially approved;

▪
the 4,400,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2009;

▪
the 4,500,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2012;

▪
the 1,442,940 shares added to the Plan in connection with our acquisition of The Warnaco Group, Inc. in 2013;

▪
the 1,093,649 shares now registered under the Plan that became available due to the cancellation, termination or expiration of outstanding stock options under our prior stock plans, as provided by the terms of the Plan; and

▪
the 3,000,000 shares added to the Plan pursuant to an amendment approved by stockholders in 2015.

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PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
Any of the shares available for issuance under the Plan may be used for any type of award under the Plan, and any or all of the shares reserved for issuance under the Plan will be available for issuance pursuant to incentive stock options. This total includes shares that are subject to outstanding awards, are still available to be awarded or have been issued as the result of exercise or vesting of awards. The number of shares does not take into account that for purposes of calculating usage of shares under the Plan, each share underlying a stock option (or SAR) is counted as one share but each share underlying our awards of restricted stock units and performance share units (and restricted stock and other stock-based awards) is counted as two shares. (Prior to April 30, 2009, each share underlying a grant of restricted stock, restricted stock units, performance share units or other stock-based award was counted as three shares.)
As of the date of this Proxy Statement, awards representing 14,362,173 shares have been granted under the Plan. This takes into account how we calculate share usage under the Plan. Shares are not considered as having been used (i) if they are deliverable under an award granted that expires or is cancelled, forfeited, settled in cash or otherwise settled without the delivery of shares or (ii) if they are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction. For purposes of determining the number of shares available for grant as incentive stock options, only shares that are subject to an award that expires or is cancelled, forfeited or settled in cash will be treated as not having been issued under the Plan. Furthermore, shares tendered in payment of the exercise price of an award, shares withheld by us to satisfy withholding obligations and shares covered by a SAR to the extent that it is exercised (whether or not shares are actually issued upon such exercise), will not be added back to the reserve of shares available for issuance under the Plan. The shares issued pursuant to awards may be authorized but unissued shares or treasury shares.
The market value of a share of our common stock as of April 30, 2020 was $49.23.
Individual Limits
The maximum aggregate number of shares with respect to which awards may be granted in any calendar year to any one participant who is not a non-employee director is 1,000,000.
Director Annual Compensation Limit
The maximum aggregate number of shares with respect to which awards may be granted during any 12-month period to any one non-employee director in respect of the director’s service as a member of the Board or a committee of the Board is a number that, when combined with any cash fees or other compensation paid to such director during such 12-month period in respect of the director’s service on the Board or a committee of the Board, cannot exceed $750,000 in total value. The Board may make exceptions to this limit for a director who is serving as the independent presiding director of the Board, provided that the director receiving such additional compensation may not participate in the decision to award such compensation.
Stock Options
Under the Stock Incentive Plan, the per share exercise price of any stock option cannot be less than the fair market value of our common stock on the grant date, which is (i) the closing sale price of a share on the New York Stock Exchange on the grant date or (ii) if there is no sale of shares on that date, the closing sale price of a share on the last trading date on which sales were reported on the New York Stock Exchange. The per share exercise price of any incentive stock option granted to any participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company cannot be less than 110% of the fair market value of our common stock on the grant date.
Each stock option granted under the Stock Incentive Plan will be evidenced by an award agreement (in written or electronic form) that will specify the exercise price, the term of the stock option, the number of shares to which the stock option pertains, and such other terms and conditions as the Committee determines. In no event will a stock option granted under the Plan be exercised more than ten years after the grant date, except that an incentive stock option granted to any one participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company may not be exercised more than five years after the grant date. Optionees will not have any rights to dividend equivalents.
An award of stock options will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except upon a termination of employment or a participant’s qualifying termination during the two-year period following the occurrence of a change in control or subsidiary disposition (as such terms are defined in our Stock
80	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
Incentive Plan). However, in no event will the vesting of stock options occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of our common stock authorized for issuance under the Plan, including the additional shares subject to this proposal.
Payment for shares issued upon exercise of a stock option generally may be made in cash, by delivery of shares of our common stock owned by the optionee, any other method permitted by the Committee, or a combination of any permitted payment method.
Stock Appreciation Rights
Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR and such other terms and conditions as the Committee determines. The grant price of SARs may not be less than 100% of the fair market value of our Common Stock on the grant date. SARs granted under our Stock Incentive Plan expire as determined by the Committee, but in no event later than 10 years from the grant date. Grantees will not have any rights to dividend equivalents.
An award of SARs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except upon a termination of employment or a participant’s qualifying termination during the two-year period following the occurrence of a change in control or subsidiary disposition. However, in no event will the vesting of an award of SARs occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of Common Stock authorized for issuance under the Plan, including the additional shares subject to this proposal.
Upon exercise of a SAR, the holder of the SAR will be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of our Common Stock on the date of exercise over the grant price and (ii) the number of shares of our Common Stock for which the SAR is exercised. At the discretion of the Committee, payment to the holder of a SAR may be in cash, by delivery of shares of Common Stock owned by the grantee or in some combination thereof.
Restricted Stock and Restricted Stock Units
Each restricted stock or restricted stock unit grant will be evidenced by an award agreement (in written or electronic form) that will specify the periods of restriction, the number of shares of restricted stock or RSUs granted and such other terms and conditions as the Committee determines. The initial value of an RSU will equal the fair market value of our common stock on the grant date.
An award of restricted stock or RSUs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except upon a termination of employment or a participant’s qualifying termination during the two-year period following the occurrence of a change in control or subsidiary disposition. However, in no event will the vesting of restricted stock or RSUs occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of our common stock authorized for issuance under the Plan, including the additional shares subject to this proposal.
In the Committee’s discretion, holders of restricted stock may be credited with dividends with respect to all shares held, and holders of restricted stock units may receive dividend equivalents. Dividends credited to holders of restricted stock will be paid to the holders only if and when the underlying shares of restricted stock vest. Dividend equivalents credited to holders of restricted stock units will be paid to the holders only if and when the underlying restricted stock units are settled. Restricted stock units (and any dividend equivalents) may be settled in shares of our common stock, cash or a combination thereof, in the Committee’s discretion.
Performance Shares and Performance Share Units
Each performance share and performance share unit grant will be evidenced by an award agreement (in written or electronic form) that will specify the applicable performance period and performance measure(s), the number of performance shares or PSUs granted and such other terms and conditions as the Committee determines.
The initial value of performance shares and performance share units will equal the fair market value of a share of our common stock on the grant date. An award of performance shares or PSUs will have a minimum period of restriction of three years, which may at the discretion of the Committee lapse on a prorated, graded or cliff basis, except upon a termination of employment or a participant’s qualifying termination during the two-year period following the occurrence of a change in control or subsidiary disposition. However,
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PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
in no event will the vesting of performance shares or PSUs occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of our common stock authorized for issuance under the Plan, including the additional shares subject to this proposal.
Performance shares and performance share units granted under the Plan may not provide participants with the right to receive dividends or dividend equivalents. Earned performance shares or PSUs may be settled in shares of our common stock, in cash or a combination thereof, in the Committee’s discretion. The Committee may provide that settlement of performance shares or performance share units will be deferred, on a mandatory basis or at the election of the participant.
Other Stock-Based Awards
The Committee has the right to grant other stock-based awards that may include, without limitation, grants of shares of our common stock based on the attainment of performance goals, payment of shares of our common stock as a bonus in lieu of cash based on performance goals, and the payment of shares of our common stock in lieu of cash under our other incentive or bonus programs. The Committee has the discretion to determine the vesting of any such award, provided that, except upon a termination of employment or a participant’s qualifying termination during the two-year period following the occurrence of a change in control or subsidiary disposition, there will be a minimum vesting period of three years for all awards, which may in the Committee’s discretion lapse on a prorated, graded or cliff basis (as specified in the award agreement). However, in no event will the vesting of a stock-based award occur within one year of the date of grant, except that we will be entitled to make grants of any kind of award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the shares of our common stock authorized for issuance under the Plan, including the additional shares subject to this proposal. An award with a payment of shares in lieu of cash under any of our other incentive or bonus programs will not be subject to a minimum vesting period.
In the Committee’s discretion, holders of other stock-based awards may be credited with dividends or dividend equivalents, which may be settled in shares of our common stock, cash or a combination thereof, in the Committee’s sole discretion. Any dividends or dividend equivalents credited to holders of other stock-based awards will be paid to the holders only if and when the underlying other stock-based awards vest and are settled.
Performance-Based Awards
The Committee may grant Performance Shares, Performance Share Units, or other performance-based awards. For any such award, the Committee will establish the performance objectives from one or more of the following list of measures or such other performance measures as the Committee may determine: earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income, adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, and goals relating to environmental, social and governance criteria. The targeted performance with respect to the performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. Unless otherwise determined by the Committee, measurement of performance goals with respect to the performance measures above will exclude the impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in our financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC.
Clawback/Recoupment
Any award granted pursuant to the Plan will be subject to mandatory repayment to PVH by the participant who holds such award (i) to the extent set forth in the Plan or an award agreement or (ii) to the extent the participant is, or in the future becomes, subject to (A) any PVH “clawback” or recoupment policy or (B) any law, rule, requirement or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, requirement or regulation.
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PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
Non-Transferability of Awards
An award granted under the Stock Incentive Plan generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner. Awards can be transferred by will or by the laws of descent or distribution. In addition, an award agreement for an award other than incentive stock options can provide for the award to be transferred for no consideration to a member of the grantee’s immediate family.
Adjustments Upon Changes in Capitalization
In the event of any equity restructuring (within the meaning of FASB Accounting Standards Certification Topic 718), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large nonrecurring cash dividend, the Committee must cause an equitable adjustment in the number and kind of shares that may be delivered under our Stock Incentive Plan, the individual award limits, and, with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, the exercise price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares, the market price of shares, or per-share results, and other terms and conditions of outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights. In such a case, unless otherwise determined by the Committee, the number of shares subject to any award will always be rounded down to a whole number. Any adjustment made by the Committee is conclusive.
Change in Control
If outstanding awards are assumed or continued
All outstanding stock options and SARs will become immediately exercisable, and any period of restriction or other restrictions imposed on restricted stock, restricted stock units, performance share units or other stock-based awards will lapse, in the event a qualifying termination of the participant’s employment occurs during the two-year period following the change in control. In addition, all incomplete performance periods in respect of awards of performance shares, performance share units and each other performance-based award will end on the date of the change in control and the performance goals applicable to such awards will be deemed satisfied based on the level of performance achieved as of the date of the change in control, if determinable, or at the target level, if not determinable. Notwithstanding the foregoing, if less than 50% of the relevant performance period has elapsed as of the date of the change in control, then the performance goals applicable to such award will be deemed satisfied at the target level. Each performance-based award will thereafter become a time-based award and will vest and become payable to the participant on the earlier to occur of the participant’s qualifying termination during the two-year period following the occurrence of the change in control and the date the award otherwise vests in accordance with the award agreement.
If outstanding awards are not assumed or continued
In the event of a change in control in which outstanding awards are not assumed or continued:
(i)
all outstanding stock options and SARs will be terminated and participants will receive, for each share subject to the stock options or SARs held, cash equal to the excess of the fair market value of our common stock immediately prior to the occurrence of the change in control over the stock option exercise price or the SAR grant price, as applicable;

(ii)
all outstanding restricted stock, restricted stock units and other stock-based awards will be terminated and participants will receive, for each share subject to an award, cash equal to the fair market value of our common stock immediately prior to the occurrence of the change in control; and

(iii)
all outstanding performance shares, performance share units and other performance-based awards will be terminated and participants will receive, for each share subject to an award, cash equal to the fair market value of our common stock immediately prior to the occurrence of the change in control. Each performance share, performance share unit and other performance-based award will vest on a pro rata monthly basis, including full credit for partial months elapsed, and will be paid based on the level of performance achieved as of the date of the change in control, if determinable, or at the target level, if not determinable. Notwithstanding the foregoing, if less than 50% of the relevant performance period has elapsed as of the date of the change in control, then the performance goals applicable to such award will be deemed satisfied at the target level.

PVH CORP. 2020 PROXY STATEMENT	83

PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
The Committee has the authority to provide for automatic full vesting and exercisability of awards held by certain participants affected by a subsidiary disposition.
With respect to awards (or portions of awards) that are considered deferred compensation under Section 409A of the Code, if an event or condition constituting a change in control does not constitute a “change in the ownership” or a “change in the effective control” of us or a “change in the ownership of a substantial portion of a corporation’s assets” with respect to us (each within the meaning of Section 409A of the Code), the event or condition will continue to constitute a change in control solely with respect to vesting of the award (or portion thereof) or a lapse of any applicable restrictions on the award and not for purposes of determining whether the settlement or payment of the award (or portion thereof) will be accelerated under the Stock Incentive Plan. The prior sentence will not apply to awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A of the Code.
Federal Tax Aspects
The following paragraphs are a summary of the material U.S. Federal income tax consequences associated with awards granted under the Stock Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. It is intended that the Plan and any awards granted thereunder will comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code.
Incentive Stock Options
In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an optionee or a deduction to us. However, for purposes of the alternative minimum tax, the spread on the exercise of an incentive stock option will be considered as part of the optionee’s income.
The sale of shares received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will result in capital gain to an optionee and will not result in a tax deduction to us. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive stock option, an optionee must neither dispose of such shares within two years after such incentive stock option is granted nor within one year after the exercise of such incentive stock option. In addition, an optionee generally must be our associate, or an associate of one of our subsidiaries at all times between the date of grant and the date three months before exercise of such incentive stock option. If an incentive stock option is exercised more than three months after the termination of an optionee’s employment with us, the stock option will be treated as a nonqualified stock option.
If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares of our common stock acquired upon the exercise of an incentive stock option that is equal to the lesser of (a) the fair market value of the shares on the date of exercise minus the option price or (b) the amount realized on the disposition minus the option price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We generally will be entitled to a deduction equal to the amount of such ordinary income.
If an optionee makes payment of the option price by delivering shares of our common stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from the optionee’s basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an incentive stock option to exercise a stock option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period.
Nonqualified Stock Options
No income will be recognized by an optionee at the time a nonqualified stock option is granted. Ordinary income will be recognized by an optionee at the time a nonqualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the optionee over the option price. This ordinary (compensation) income will also constitute wages subject to withholding, and we will be required to make whatever arrangements are necessary to ensure that the amount of the tax required to be withheld is available for payment in money.
We will generally be entitled to a deduction for Federal income tax purposes at such time and in the same amount that the optionee is required to include in the optionee’s income upon the exercise of a nonqualified stock option.
84	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 3 Approval of Amendments to the Stock Incentive Plan
If an optionee makes payment of the option price by delivering shares of our common stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized, will be excluded from the optionee’s basis in the new shares received.
Capital gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a nonqualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of the shares acquired upon the exercise of any nonqualified stock option will be equal to the sum of the exercise price of such nonqualified stock option and the amount included in income with respect to such stock option.
If an optionee transfers a stock option by gift, the optionee will recognize ordinary income at the time that the transferee exercises the stock option. We will be required to report the ordinary income recognized by the optionee, and to withhold income and employment taxes, and pay our share of employment taxes, with respect to such ordinary income. The optionee may also be subject to federal gift tax on the value of the transferred stock option at the time that the transfer of the stock option is considered completed for gift purposes. The Internal Revenue Service takes the position that the transfer is not complete until the stock option is fully vested.
Stock Appreciation Rights
No taxable income is recognized when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon later disposition of the shares is capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period.
Restricted Stock, Restricted Stock Units, Performance Shares and Performance Share Units
A participant generally will not have taxable income upon grant of restricted stock, restricted stock units, performance shares, or performance share units. Instead, the participant will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at the time of grant.
Other Stock-Based Awards
A participant generally will recognize income upon receipt of the shares subject to award (or, if later, at the time of vesting of such shares).
Tax Effect for the Company
We generally will be entitled to a tax deduction in connection with an award granted under the PVH Corp. Stock Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the chief executive officer, to the chief financial officer and to each of the next three most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.
New Plan Benefits
The amounts that may be received under the Stock Incentive Plan in the future are not determinable, as the Stock Incentive Plan, as amended, will not be effective unless and until approved by our stockholders, and such amounts will depend on actions of the Committee, the performance of PVH and the value of our common stock. For details on the equity compensation grants made to our Named Executive Officers under the Stock Incentive Plan in 2019, see “Grants of Plan-Based Awards” on page 56, and for details on the equity compensation grants made to our non-employee directors in 2019, see “Director Compensation” beginning on page 26.
PVH CORP. 2020 PROXY STATEMENT	85

Equity Compensation Plan Information
The following table provides information as of February 2, 2020 with respect to shares of our common stock that may be issued under the Stock Incentive Plan, our only existing equity compensation plan. The Stock Incentive Plan was approved by our stockholders.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,261,0641	$51.912	3,887,484
Equity compensation plans not approved by security holders	—	—	—
Total	2,261,064	$51.91	3,887,484

1
Consists of  (a) 996,331 shares of common stock underlying restricted stock units, (b) 362,861 shares of common stock underlying performance share units and (c) 901,872 shares of common stock underlying stock options.

2
The weighted average exercise price does not take into account performance shares, but does include restricted stock units. Excluding the restricted stock units, which have no exercise price, the weighted average exercise price is $109.25.

86	PVH CORP. 2020 PROXY STATEMENT

PROPOSAL 4
Ratification of the
Appointment of Auditor
The Board of Directors considers it desirable for our stockholders to pass upon the selection of the independent auditor, although stockholder ratification of the Audit & Risk Management Committee’s selection is not required. If the stockholders disapprove of the selection, the Board will request the Committee to reconsider the selection for the fiscal year ending January 30, 2022, as it would be impracticable to replace our auditors so late into our current fiscal year.
The Audit & Risk Management Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditor pursuant to its charter. The Committee has selected Ernst & Young LLP, independent auditors, as our auditors for the fiscal year ending January 31, 2021. Ernst & Young LLP or one of its predecessors has served continuously as our auditors since 1938. The Committee Chair is actively involved and consults with other members of the Committee regarding the appointment of Ernst & Young LLP’s lead engagement partner. The Committee and the Board believe the continued retention of Ernst & Young LLP to serve as our auditors is in our best interest and the best interests of our stockholders.
We expect representatives of Ernst & Young LLP to attend the meeting. Those individuals will have the opportunity to make a statement if they wish and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of the auditors.
Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the auditors unless otherwise specified in a proxy.

Fees Paid to Auditors
The following table sets forth the aggregate fees billed by Ernst & Young LLP, the member firms of Ernst & Young LLP, and their respective affiliates for professional services rendered to us for the audit of our annual financial statements for the fiscal years ended February 2, 2020 and February 3, 2019, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for other services rendered on our behalf during those fiscal years. All of such fees were pre-approved by the Audit & Risk Management Committee.
	2019	2018
Audit Fees1	$7,007,000	$6,340,000
Audit-Related Fees2	$148,000	$108,000
Tax Fees3	$2,982,000	$2,260,000
All Other Fees	$—	$—

1
Consists of fees for professional services performed for the audit of our annual financial statements, the audit of internal control over financial reporting in conjunction with the audit of our annual consolidated financial statements, and reviews of financial statements included in our Quarterly Reports on Form 10-Q. Audit fees also include services that are normally provided in connection with statutory filing requirements.

2
Includes fees that are related to accounting consultations concerning financial accounting and reporting standards and certain attestation services related to financial reporting.

3
Includes fees for services to assist us in the preparation of our tax returns and for the provision of tax advice. Such fees include tax compliance fees of  $653,000 in 2019 and $545,000 in 2018.

The Audit & Risk Management Committee’s charter requires it to pre-approve at its meetings all audit and non-audit services provided by our outside auditors. The charter permits the Committee to delegate to any one or more of its members the authority to grant such pre-approvals. Any such delegation of authority may be subject to any rules or limitations the members deem appropriate. The decision to pre-approve any services made by any member to whom authority has been so delegated must be presented to the full Committee at its next meeting.
PVH CORP. 2020 PROXY STATEMENT	87

Audit Committee Report
PVH management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors audit the financial statements and express an opinion on the financial statements based on their audit. The Audit & Risk Management Committee is directly responsible for the appointment, compensation and oversight of the independent auditors, and reviews PVH’s financial reporting process on behalf of the Board of Directors.
The Audit & Risk Management Committee, in evaluating and selecting the independent auditors, considers, among other things, external data on the audit quality of the audit firm, including recent Public Company Accounting Oversight Board (“PCAOB”) reports; the audit firm’s industry experience, capabilities, and approach in handling the breadth and complexity of PVH’s global operations; the quality and consistency of the audit firm’s personnel and communication; the appropriateness of the audit firm’s fees; and the independence and objectivity of the audit firm.
As part of its oversight of PVH’s financial statements and reporting process, the Committee has met and held discussions with management, internal auditing staff and Ernst & Young LLP, the independent auditors. Management represented to the Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
In addition, the Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence and has discussed with the independent auditors the auditors’ independence from PVH and PVH management. The Committee also has considered whether the independent auditors’ provision of non-audit services to PVH is compatible with the auditors’ independence.
The Committee discussed with the internal and independent auditors the overall scope and plans for their respective audits. It meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of PVH’s internal controls, and the overall quality of PVH’s financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board the inclusion of the audited consolidated financial statements in PVH’s Annual Report on Form 10-K for the year ended February 2, 2020, as filed with the SEC. The Committee also has recommended stockholder ratification of the selection of the independent auditors.
The members of the Committee reviewed and met with management and the independent auditors on a quarterly basis to discuss PVH’s earnings releases and, as applicable, its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The Committee also reviews and meets, when needed, in conjunction with earnings guidance issued other than in quarterly earnings releases.
Audit & Risk Management Committee
Edward R. Rosenfeld, Chair
Juan Figuereo
V. James Marino
Amy McPherson
88	PVH CORP. 2020 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
5% Stockholders
The following table presents certain information with respect to the persons who are known by us to be the beneficial owners of more than five percent of our common stock as of the record date for the meeting.
The persons listed below have advised us that they have sole voting and investment power with respect to the shares listed as owned by them, except as otherwise indicated.
Name and Address of Beneficial Owner	Amount Beneficially Owned	Percent of Class
FMR LLC1 245 Summer Street Boston, MA 02210	8,505,374	12.0
The Vanguard Group, Inc.2 100 Vanguard Blvd. Malvern, PA 19355	8,192,073	11.5
BlackRock, Inc.3 55 East 52nd Street New York, NY 10055	5,290,708	7.5
Pzena Investment Management, LLC4 320 Park Avenue, 8th Floor New York, NY 10022	4,977,739	7.0
Wellington Management Group LLP5 280 Congress Street Boston, MA 02210	3,803,330	5.4

1
FMR LLC, a parent holding company or control person in accordance with Exchange Act Rule 13d-1(b)(1)(ii)G), is the beneficial owner of 8,505,374 shares of our common stock, including 484,587 shares with respect to which it has sole voting power and as to all 8,505,374 of which it has sole dispositive power. Abigail P. Johnson, a Director, the Chairman and the Chief Executive Officer of FMR LLC, has the sole power to dispose of these 8,505,374 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the “Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly-owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The above ownership reflects the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies (collectively, the “FMR Reporters”). The following entities own shares included in the above ownership: FIAM LLC, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940; Fidelity Institutional Asset Management Trust Company, a bank as defined in Section 3(a)(6) of the Exchange Act; Fidelity Investments Money Management, Inc., an investment advisor registered under Section 203 of the Investment Advisers Act of 1940; FMR Co, an investment advisor registered under Section 203 of the Investment Advisers Act of 1940; Fidelity Personal Trust Company, FSB, A savings association as defined in Section 3(b) of the Federal Deposit Insurance Act; FMR CO., INC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940; and Strategic Advisers, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. The above ownership does not reflect securities, if any, beneficially owned by certain other companies whose beneficial ownership of securities is disaggregated from that of the FMR Reporters in accordance with SEC Release No. 34-39538 (January 12, 1998). Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2019, and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by FMR LLC on February 7, 2020, with the SEC.

2
The Vanguard Group, Inc. (“Vanguard”), an investment adviser in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(E), may be deemed to be the beneficial owner of 8,192,073 shares of our common stock, including 111,064 shares with respect to which it has sole voting power, 20,607 shares with respect to which it has shared voting power, 8,067,750 shares of which it has sole dispositive power and 124,323 shares of which it has shared dispositive power. These amounts include the beneficial ownership by Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, of 83,533 shares as a result of its serving as investment manager of collective trust accounts, and the beneficial ownership by Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, of 67,210 shares as a result of its serving as investment manager of Australian investment offerings. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2019, and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by Vanguard on February 12, 2020, with the SEC.

PVH CORP. 2020 PROXY STATEMENT	89

Security Ownership of Certain Beneficial Owners and Management
3
BlackRock, Inc., a parent holding company or control person in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(G), may be deemed to be the beneficial owner of 5,290,708 shares of our common stock, including 4,454,614 shares with respect to which it has sole voting power and as to all 5,290,708 of which it has sole dispositive power. The following entities own shares included in the above ownership: BlackRock Life Limited; BlackRock International Limited; BlackRock Advisors, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock (Luxembourg) S.A.; BlackRock Investment Management (Australia) Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors; BlackRock Asset Management North Asia Limited; BlackRock (Singapore) Limited; and BlackRock Fund Managers Ltd. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2019, and is based on the Statement of Beneficial Ownership on Schedule 13G/A filed by BlackRock, Inc. on February 5, 2020, with the SEC.

4
Pzena Investment Management, LLC (“Pzena”), an investment adviser in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(E), may be deemed to be the beneficial owner of 4,977,739 shares of our common stock, including 4,517,635 shares with respect to which it has sole voting power and as to all 4,977,739 of which it has sole dispositive power. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2019, and is based on the Statement of Beneficial Ownership on Schedule 13G filed by Pzena on January 27, 2020, with the SEC.

5
Each of Wellington Management Group LLP (“Wellington Management”), a parent holding company or control person in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(G), Wellington Group Holdings LLP (“Wellington Holdings”), a parent holding company or control person in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(G), and Wellington Investment Advisors Holdings LLP (“Wellington Investment”), a parent holding company or control person in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(G), may be deemed to be the beneficial owner of 3,803,330 shares of our common stock, including 3,465,506 shares with respect to which it has shared voting power and as to all 3,803,330 of which it has shared dispositive power. Wellington Management Company LLP, an investment adviser in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(E), may be deemed to be the beneficial owner of 3,700,230 shares of our common stock, including 3,400,992 shares with respect to which it has shared voting power and as to all 3,700,230 of which it has shared dispositive power. The shares included in the above ownership are owned of record by clients of the following investment advisers (the “Wellington Investment Advisers”): Wellington Management Company LLP; Wellington Management Canada LLC; Wellington Management Singapore Pte Ltd; Wellington Management Hong Kong Ltd; Wellington Management International Ltd; Wellington Management Japan Pte Ltd; and Wellington Management Australia Pty Ltd. Wellington Investment controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment is owned by Wellington Holdings. Wellington Holdings is owned by Wellington Management. Information (other than percentage ownership) reported on the table and in this footnote is as of December 31, 2019, and is based on the Statement of Beneficial Ownership on Schedule 13G filed by Wellington Management, Wellington Holdings, Wellington Investment and Wellington Management Company LLP on January 28, 2020, with the SEC

90	PVH CORP. 2020 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Directors, Nominees for Director, and Executive Officers
The following table presents certain information with respect to the number of shares of our common stock beneficially owned as of the record date by the following persons:
▪
Each of our directors

▪
Each of the nominees for director

▪
Our Named Executive Officers

▪
Our directors, the nominees for director and our executive officers, as a group

Each of the persons named below has sole voting and investment power with respect to the shares listed as owned by him or her except as otherwise indicated below.
	Amount Beneficially Owned1	Percent of Class
CHERYL ABEL-HODGES	2,249	*
MARY BAGLIVO	12,613	*
BRENT CALLINICOS	7,940	*
EMANUEL CHIRICO	741,548	1.0
JUAN R. FIGUEREO	11,552	*
JOSEPH B. FULLER	46,790	*
DANIEL GRIEDER	62,478	*
STEFAN LARSSON	17,650	*
V. JAMES MARINO	23,850	*
G. PENNY MCINTYRE	7,776	*
AMY McPHERSON	4,083	*
HENRY NASELLA	25,050	*
EDWARD R. ROSENFELD	8,940	*
CRAIG RYDIN	24,900	*
MICHAEL A. SHAFFER	79,638	*
STEVEN B. SHIFFMAN	61,600	*
AMANDA SOURRY	4,083	*
All directors, nominees for director and executive officers as a group (20 people)	1,238,149	1.7

*
Less than 1% of class.

1
The figures in the table are based upon information furnished to us by our directors, nominees for director, and executive officers and upon our records. The figures include the shares held for the benefit of our executive officers in a trust for the PVH Stock Fund. The PVH Stock Fund is one of the investment options under our Associates Investment Plan (AIP). Participants in the AIP who make investments in the PVH Stock Fund may direct the vote of shares of common stock held for their benefit in the trust for the PVH Stock Fund.

As of the record date, the following persons have the right to cast votes equal to the following number of shares held in the trust for the PVH Stock Fund (which have been rounded to the nearest full share): Emanuel Chirico, 9,650 shares; Michael A. Shaffer, 6,736 shares; and all of our directors, nominees for director and executive officers as a group, 19,035 shares.
The Trustee of the trust for the PVH Stock Fund has the right to vote shares in the trust that are unvoted as of two days prior to the meeting in the same proportion as the vote by all other participants in the AIP who have cast votes with respect to their investment in the Fund. The committee that administers the AIP makes all decisions regarding the disposition of common stock held in the trust for the Fund, other than the limited right of a participant to receive a distribution of shares held for his or her benefit. As such, the committee may be deemed to be a beneficial owner of the common stock held in the trust. Mr. Shaffer and an executive officer who is not an NEO are members of that committee. The figures in the table do not include shares in the trust for the Fund, other than those applicable to Mr. Shaffer’s and the other executive officer’s investment in the Fund, to the extent that, as members of the committee,
PVH CORP. 2020 PROXY STATEMENT	91

Security Ownership of Certain Beneficial Owners and Management
they may be deemed to have beneficial ownership of the shares held in the trust. There were 423,194 shares of common stock (0.6% of the outstanding shares) held in the trust as of the record date.
The table also includes the following shares which each of the individuals and the group listed on the table have the right to acquire within 60 days of the record date upon the exercise of stock options granted to them: Cheryl Abel-Hodges, 950 shares; Emanuel Chirico, 348,875 shares; Daniel Grieder, 38,371 shares; Stefan Larsson, 13,375 shares; Michael A. Shaffer, 41,000 shares; Steven B. Shiffman, 61,600 shares; and all of our directors, nominees for director and executive officers as a group, 568,321 shares.
The table also includes the following shares of common stock that are subject to restricted stock unit awards made to the individuals and as a group, the restrictions on which will lapse within 60 days of the record date: Mary Baglivo, 1,770 shares; Brent Callinicos, 1,770 shares; Emanuel Chirico, 4,474 shares; Juan R. Figuereo, 1,770 shares; Daniel Grieder, 5,700 shares; Stefan Larsson, 4,275 shares; V. James Marino, 1,770 shares; Amy McPherson, 1,770 shares; Michael A. Shaffer, 5,700 shares; Amanda Sourry, 1,770 shares; and all of our directors, nominees for director and executive officers as a group, 30,769 shares.
The table also includes the following shares of common stock that are subject to time-vested restricted stock unit awards made to directors with respect to which the named directors have deferred vesting and receipt, principally until the date on which the director separates from service as a director (but in some cases to a date not within 60 days of the record date): Juan R. Figuereo, 5,006 shares; Joseph B. Fuller, 23,850 shares; G. Penny McIntyre, 6,776 shares; Henry Nasella, 23,850 shares; Edward R. Rosenfeld, 7,940 shares; Craig Rydin, 13,798 shares; and all of our directors, nominees for director and executive officers as a group, 81,220 shares.
92	PVH CORP. 2020 PROXY STATEMENT

General Information
About the Annual Meeting
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVH Corp. to be used at the Annual Meeting of Stockholders on Thursday, June 18, 2020, and at any adjournment or postponement thereof.
Our principal executive offices are located at 200 Madison Avenue, New York, New York 10016-3903.
“Green” Initiative
Pursuant to the rules of the SEC, we are furnishing this Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended February 2, 2020, excluding the exhibits (which refer to as the “proxy materials”) to our stockholders using the “Notice and Access” method via the Internet instead of mailing printed copies. This process allows us to expedite our stockholders’ receipt of proxy materials, lower the costs of printing and mailing the proxy materials, and reduce the environmental impact of our Annual Meeting. Accordingly, on or around May 7, 2020, we began sending to our stockholders a Notice Regarding the Availability of Proxy Materials (“Notice”). If you received a Notice, you will not receive a printed copy of the proxy materials unless you request one. The Notice provides instructions on how to access the proxy materials for the Annual Meeting via the Internet, how to request a printed set of proxy materials, and how to vote your shares.
If you have received a printed copy of the Notice but would like to enroll in our electronic delivery service, you may do so at any time by going to www.proxyconsent.com/pvh and following the enrollment instructions. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information in the proxy materials provided to you by your bank or broker.
If you receive more than one copy of the Notice at the same address (perhaps because you share that address with another stockholder), you can opt to save us the cost of mailing duplicates (“householding”). To do that, or if you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please send your written request, with account information, to the Secretary of PVH at the address shown above.
Who Can Vote
Common stockholders of record at the close of business on April 22, 2020, the record date for the meeting, will be entitled to one vote for each share of our common stock then held. As of the record date, there were 70,937,099 shares of common stock outstanding.
Who Can Attend
Attendance at the meeting will be limited to holders of record as of the record date of our common stock or their proxies, beneficial owners and invited guests of PVH.
How to Attend
As a result of the COVID-19 pandemic and with concern for the health and safety of our stockholders, directors and associates, even if gatherings the size of the Annual Meeting would be permissible on the meeting date, our Annual Meeting will be a “virtual meeting”; it will be conducted exclusively online via live webcast. We intend to return to in-person meetings in 2021.
The Annual Meeting live webcast will begin promptly at 8:45 a.m., ET, on June 18, 2020. Online check-in will begin promptly at 8:30 a.m., ET, and you should allow ample time for the online check-in procedures. To access the meeting go to https://web.lumiagm.com/222385086, select “I have a control number,” enter your control number, and then enter the case sensitive meeting code: PVHCORP2020. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting. You will be able during the virtual meeting to vote your shares electronically, submit questions and view the list of stockholders entitled to vote at the meeting by following the directions below.
Stockholders of Record: Holders of record can participate in the virtual meeting by using the control number located in the Notice or on the proxy card.
Beneficial Owners: If you hold shares in a bank or brokerage account, you must contact your bank or broker and request a legal proxy, which is evidence of your ownership, and a control number to attend the meeting.

PVH CORP. 2020 PROXY STATEMENT	93

General Information About the Annual Meeting
Technical Assistance
To ensure in advance your ability to access the meeting and if you experience technical difficulties during the check-in process or during the meeting, technical support will be available beginning at 9:00 a.m. CT on May 14, 2020 through the conclusion of the meeting by contacting EQ Shareowner Services at 1-800-469-9716.
How to Vote
By Internet and telephone: You may vote your proxy on the Internet at www.proxypush.com/PVH. To vote by telephone in the U.S. or Canada, dial toll-free 1-866-883-3382. If you hold your shares in a bank or brokerage account, you will receive instructions on how you may vote from your bank or broker.
By written proxy: Mark, sign and date your proxy card and return it in the postage-page envelope provided. If you received a Notice or the proxy materials electronically, you may request a proxy card by following the instructions on the Notice. If you hold your shares in a bank or brokerage account, you will receive instructions on how you may vote from your bank or broker.
At the virtual meeting: You may vote electronically during the meeting by following the instructions at https://web.lumiagm.com/222385086. Ballots will be tabulated by the Inspector of Election.
The shares represented by the proxies solicited by the Board of Directors will be voted in accordance with the directions given therein unless revoked. If we receive a valid submitted proxy card or an electronic ballot without voting instructions, we will vote the shares represented FOR each of the director nominees in Proposal 1, and FOR Proposals 2 through 4 described in this Proxy Statement. If we receive a valid submitted proxy card or an electronic ballot without voting instructions on a particular proposal, we will vote the shares represented FOR each of the named nominees or FOR the proposal, as applicable.
If you are a stockholder of record, you may revoke your proxy or change your vote before the meeting by sending a written revocation to the Secretary of PVH, by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) whether made via the Internet, by telephone or by mail. You may change your vote by voting online during the meeting (until the polls close) but you may not revoke a previously submitted proxy. If you intend to revoke your proxy by providing written notice to the Secretary, we advise that you also send a copy via email to CorporateSecretary@pvh.com. Beneficial owners of our common stock should contact their bank, brokerage firm or other custodian, nominee, or fiduciary if they wish to revoke their proxy. Shares represented by proxies will be voted at the meeting unless revoked.
Stockholder List
A complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder as of our record date for a period of ten days prior to the meeting for a purpose germane to the meeting by sending an email to CorporateSecretary@pvh.com, stating the purpose of the request and providing proof of ownership of our common stock.
Our corporate offices are closed as of the date of this Proxy Statement due to the COVID-19 pandemic. Stockholders can send a written request to the corporate secretary (CorporateSecretary@pvh.com) to arrange a way to inspect the list of stockholders eligible to vote at the meeting if our corporate offices remain closed for the ten days prior to the meeting.
The list of stockholders will also be available during the meeting by following the instructions provided at https://web.lumiagm.com/222385086.
How to Submit Questions
Prior to the meeting, stockholders as of our record date may submit written questions via email to CorporateSecretary@pvh.com. During the meeting, stockholders may submit questions by following the instructions provided at https://web.lumiagm.com/222385086. We will try to answer as many questions as time permits. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters, are otherwise inappropriate, or fail to comply with the meeting rules of conduct. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be included in the determination of the number of shares present at the meeting for quorum purposes.
Abstentions will have the same effect as negative votes for Proposals 2 through 4. Abstentions will have no effect on the election of directors.
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Banks, brokers and other nominees have discretionary voting power only with respect to the ratification of the appointment of our auditor. Broker non-votes are not counted in the tabulations of the votes cast on all proposals except Proposal 4 because they are not considered to be entitled to vote on those proposals. We encourage all beneficial owners to vote their shares because banks, brokers and other nominees cannot vote without instructions.

94	PVH CORP. 2020 PROXY STATEMENT

General Information About the Annual Meeting  Required Vote for Each Proposal
Required Vote for Each Proposal
The table below shows the voting requirement for each proposal to be presented at the Annual Meeting.
Matter	Required Vote	Broker Discretionary Vote Allowed
Election of directors	Majority of votes cast	No
Advisory vote on executive compensation	Majority of shares present and entitled to vote on this matter	No
Approval of amendments to the Stock Incentive Plan	Majority of shares present and entitled to vote on this matter	No
Ratification of Ernst & Young LLP as our independent auditor for fiscal year 2020	Majority of shares present and entitled to vote on this matter	Yes
Other Matters Presented at the Annual Meeting
In accordance with the requirements of advance notice described in our By-Laws, no stockholder nominations or stockholder proposals other than those included in this Proxy Statement will be presented at the Annual Meeting. The Board of Directors does not intend to present any matter of business at the meeting other than those described in this Proxy Statement. However, if other matters properly come before the meeting, the individuals named in the enclosed form of proxy will vote any proxies in accordance with their judgment.
Stockholder Proposals for the 2021 Annual Meeting
Proposals Pursuant to Rule 14a-8
If you wish to present a proposal at our 2021 Annual Meeting of Stockholders and want that proposal included in our Proxy Statement, we must receive the requisite information on or before January 7, 2021.
Director Nominations for Inclusion in 2021 Proxy Statement
If you wish to nominate a person for election as a director at our 2021 Annual Meeting of Stockholders and want the nominee included in our Proxy Statement pursuant to the proxy access provisions of our By-Laws, we must receive notice between December 8, 2020, and January 7, 2021. The notice must contain the information required by our By-Laws.
Other Stockholder Proposals
If you intend to present a proposal or nominate a person for election as a director at our 2021 Annual Meeting of Stockholders other than as described above, you must comply with the requirements set forth in our By-Laws. Our By-Laws require, among other things, that we receive written notice of the intent to present a proposal or nomination between the close of business on February 18, 2021, and the close of business on March 20, 2021. The notice must contain the information required by our By-Laws.
Notice of the above matters should be directed to the Secretary of PVH at the address set forth at the top of this section.
Costs of this Proxy Solicitation
We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material that may be sent to stockholders in connection herewith. Solicitation may be made by mail, telephone, telegraph or personal interview. We may reimburse persons holding shares in their names or in the names of nominees for their expense in sending proxies and proxy materials to their principals. In addition, Equiniti (US) Services LLC, which is retained by us on an annual basis, will aid in the solicitation of proxies for a fee of $7,000 plus expenses.
Interests of Certain Persons in Matters to be Acted Upon
No Director or executive officer of the Company who has served at any time since the beginning of the 2019 fiscal year, and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than (i) the interests held by such persons through their respective beneficial ownership of the shares of the Company’s capital stock set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management,” and (ii) Proposal 3 – Approval of Amendments to the Company’s Stock Incentive Plan.
Mark D. Fischer
Secretary
New York, New York
May 7, 2020

PVH CORP. 2020 PROXY STATEMENT	95

Exhibit A
GAAP to Non-GAAP Reconciliations
(Dollars and Shares in Millions, Except Per Share Data)
	2019
	GAAP	Adjustments1	Non-GAAP	Foreign Exchange Impact	Constant Currency
Revenue — Consolidated	$9,909			(215)	$10,124
Tommy Hilfiger	4,712			(128)	4,840
Calvin Klein	3,668			(84)	3,752
Heritage Brands	1,529			(3)	1,532
Earnings Before Interest and Taxes	$559	$(372)	$931
Net Income per Common Share Calculation
Net Income Attributable to PVH Corp.	$417	$(294)	$711
Total Shares for Diluted Net Income per Common Share	75		75
Diluted Net Income per Common Share Attributable to PVH Corp.	$5.60		$9.54
	2019 Initial Guidance (issued in March 2019)
Net Income per Common Share — 2019 Initial Guidance (issued in March 2019)	GAAP	Adjustments2	Non-GAAP
Diluted Net Income per Common Share Attributable to PVH Corp.	$8.90 – $9.00	$(1.40)	$10.30 – $10.40
	2018
	GAAP	Adjustments3	Non-GAAP
Revenue — Consolidated	$9,657
Tommy Hilfiger	4,345
Calvin Klein	3,731
Heritage Brands	1,581
Earnings Before Interest and Taxes	$892	$(79)	$971
Net Income per Common Share Calculation
Net Income Attributable to PVH Corp.	$746	$4	$742
Total Shares for Diluted Net Income per Common Share	77		77
Diluted Net Income per Common Share Attributable to PVH Corp.	$9.65		$9.60
	2017
	GAAP	Adjustments4	Non-GAAP
Revenue — Consolidated	$8,915
Tommy Hilfiger	3,893
Calvin Klein	3,462
Heritage Brands	1,560
Earnings Before Interest and Taxes	$632	$(232)	$864
Net Income per Common Share Calculation
Net Income Attributable to PVH Corp.	$538	$(86)	$624
Total Shares for Diluted Net Income per Common Share	79		79
Diluted Net Income per Common Share Attributable to PVH Corp.	$6.84		$7.94

1
Adjustments for 2019 represent the elimination of  (i) the costs incurred related to the restructuring associated with the strategic changes for our Calvin Klein business announced in January 2019 (the “Calvin Klein restructuring”); (ii) the costs incurred in connection with the closure of our TOMMY HILFIGER flagship and anchor stores in the United States

A-1	PVH CORP. 2020 PROXY STATEMENT

Exhibit A
(the “TH U.S. store closures”); (iii) the costs incurred in connection with the refinancing of our senior credit facilities; (iv) the costs incurred related to the acquisition of the approximately 78% interest in Gazal Corporation Limited (“Gazal”) that we did not already own (the “Australia acquisition”) and the acquisition of the Tommy Hilfiger retail business in Central and Southeast Asia from our previous licensee in that market (the “TH CSAP acquisition”), primarily consisting of noncash valuation adjustments; (v) the noncash gain recorded to write up our equity investments in Gazal and PVH Brands Australia Pty. Limited (“PVH Australia”) to fair value in connection with the Australia acquisition; (vi) the one-time costs recorded on our equity investments in Gazal and PVH Australia prior to the Australia acquisition closing; (vii) the costs incurred in connection with the agreements to terminate early the licenses for the global Calvin Klein and Tommy Hilfiger North America socks and hosiery businesses (the “Socks and Hosiery transaction”) in order to consolidate the socks and hosiery businesses for all of our brands in North America in a newly formed joint venture, which began operations in December 2019, and to bring in-house the international Calvin Klein socks and hosiery wholesale businesses; (viii) the expense resulting from the remeasurement of our mandatorily redeemable non-controlling interest recognized in connection with the Australia acquisition; (ix) the noncash loss related to the pending sale of the Speedo North America business (the “Speedo transaction”) and the expected deconsolidation of the net assets of the business; (x) the recognized actuarial loss on retirement plans; (xi) the discrete tax benefit related to the write-off of deferred tax liabilities in connection with the Speedo transaction; and (xii) the tax effects associated with the other foregoing pre-tax items.
2
Adjustments for our 2019 initial guidance (issued in March 2019) represent the elimination of  (i) the costs that were expected to be incurred related to the Calvin Klein restructuring; (ii) the costs that were expected to be incurred in connection with the TH U.S. store closures; (iii) the net gain that was expected to be recorded in connection with the pending Australia and TH CSAP acquisitions, consisting of a noncash gain to write up our equity investments in Gazal and PVH Australia to fair value in connection with the Australia acquisition, partially offset by costs related to both pending acquisitions, primarily consisting of noncash valuation adjustments and amortization of short-lived assets; and (iv) the resulting estimated tax effects associated with the foregoing pre-tax items.

3
Adjustments for 2018 represent the elimination of  (i) the costs incurred related to the acquisition of the 55% interest in TH Asia, Ltd. (“TH China”), our former joint venture for TOMMY HILFIGER in China, that we did not already own (the “TH China acquisition”), consisting of noncash amortization of short-lived assets; (ii) the costs related to the Calvin Klein restructuring; (iii) the recognized actuarial loss on retirement plans; (iv) the tax effects associated with the foregoing pre-tax items; (v) the discrete net tax benefit recorded in connection with the U.S. Tax Cuts and Jobs Act of 2017 (“U.S. Tax Legislation”); and (vi) the discrete tax benefit related to the remeasurement of certain net deferred tax liabilities in connection with the enactment of legislation in the Netherlands.

4
Adjustments for 2017 represent the elimination of  (i) the costs incurred related to the TH China acquisition, primarily consisting of noncash amortization of short-lived assets; (ii) the costs in connection with agreements to restructure our supply chain relationship with Li & Fung Trading Limited (“Li & Fung”), under which we terminated our non-exclusive buying agency agreement with Li & Fung in 2017 (the “Li & Fung termination”); (iii) the costs in connection with the relocation of the Tommy Hilfiger office in New York, including noncash depreciation expense; (iv) the costs in connection with the noncash settlement of certain of our benefit obligations related to our retirement plans as a result of an annuity purchased for certain participants, under which such obligations were transferred to an insurer; (v) the net costs in connection with the consolidation within our warehouse and distribution network in North America, which included a gain recorded on the sale of a warehouse and distribution center; (vi) the costs in connection with an amendment to Mr. Tommy Hilfiger’s employment agreement pursuant to which we made a cash buyout of a portion of the future payments to Mr. Hilfiger (the “Mr. Hilfiger amendment”); (vii) the costs in connection with the early redemption of our $700 million 4 1/2% senior notes; (viii) the costs incurred in connection with the issuance of our €600 million 3 1/8% senior notes; (ix) the recognized actuarial loss on retirement plans; (x) the tax effects associated with the foregoing pre-tax items; (xi) the discrete tax benefits related to the resolution of uncertain tax positions; (xii) the discrete net tax benefit recorded in connection with the U.S. Tax Legislation; and (xiii) the discrete tax benefit related to an excess tax benefit from the exercise of stock options by our Chairman and Chief Executive Officer.

PVH CORP. 2020 PROXY STATEMENT	A-2

Exhibit A
Reconciliations of GAAP Earnings Before Interest and Taxes to Earnings
Before Interest and Taxes on a Non-GAAP Basis
(Dollars in Millions)
	2019	2018	2017
Earnings before interest and taxes	$559	$892	$632
% change over prior year	-37%	41%
Items excluded:
Gross profit charges associated with the Calvin Klein restructuring (inventory markdowns)	13	2
Gross profit charges associated with the Australia and TH CSAP acquisitions (short-lived noncash inventory valuation adjustments)	17
SG&A expenses associated with the Calvin Klein restructuring	90	39
SG&A expenses associated with the Socks and Hosiery transaction	60
SG&A expenses associated with the TH U.S. store closures	55
SG&A expenses associated with the Australia and TH CSAP acquisitions	3
SG&A expenses associated with the refinancing of our senior credit facilities	1
SG&A expenses associated with the Mr. Hilfiger amendment			83
SG&A expenses associated with the Li & Fung termination			54
SG&A expenses associated with the TH China acquisition		24	27
SG&A expenses associated with the relocation of the Tommy Hilfiger office in New York (including noncash depreciation expense)			19
SG&A expenses associated with the consolidation within our warehouse and distribution network in North America, which included a gain recorded on the sale of a warehouse and distribution center			8
SG&A expenses associated with the issuance of our €600 million 3 1/8% senior notes			4
Expenses associated with the noncash settlement of certain of our retirement plan benefit obligations (recorded in non-service related pension and postretirement cost)			9
Actuarial loss on retirement plans (recorded in non-service related pension and postretirement cost)	98	15	3
Debt modification and extinguishment costs	5		24
Noncash loss related to the Speedo transaction (recorded in other noncash loss, net)	142
Noncash gain to write up our equity investments in Gazal and PVH Australia to fair value (recorded in other noncash loss, net)	(113)
One-time expenses recorded on our equity investments in Gazal and PVH Australia (recorded in equity in net income of unconsolidated affiliates)	2
Earnings before interest and taxes on a non-GAAP basis	$931	$971	$864
% change over prior year	-4%	12%
A-3	PVH CORP. 2020 PROXY STATEMENT

Exhibit B
NEO Employment Agreements
Name	Description	SEC Filing
EMANUEL CHIRICO	Third Amended and Restated Employment Agreement	▪ Current Report on Form 8-K filed on May 22, 2019, Exhibit 10.2
MICHAEL SHAFFER	Second Amended and Restated Employment Agreement First Amendment to Second Amended and Restated Employment Agreement	▪ Annual Report on Form 10-K for the fiscal year ended February 1, 2009, Exhibit 10.30 ▪ Current Report on Form 8-K filed January 28, 2011, Exhibit 10.2
STEFAN LARSSON	Employment Agreement	▪ Current Report on Form 8-K filed on May 22, 2019, Exhibit 10.1
CHERYL ABEL-HODGES	Employment Agreement	▪ Current Report on Form 8-K filed on February 14, 2020, Exhibit 10.1
DANIEL GRIEDER	Employment Agreement	▪ Quarterly Report on Form 10-Q for the quarter ended April 30, 2017, Exhibit 10.1
STEVEN B. SHIFFMAN	Second Amended and Restated Employment Agreement First Amendment to Second Amended and Restated Employment Agreement Second Amendment to Second Amended and Restated Employment Agreement	▪ Annual Report on Form 10-K for the fiscal year ended February 1, 2015, Exhibits 10.25, 10.26 and 10.27
PVH CORP. 2020 PROXY STATEMENT	B-1

Exhibit C
PVH CORP.
STOCK INCENTIVE PLAN
(AS AMENDED AND RESTATED EFFECTIVE APRIL 30, 2020)
1.
Establishment, Objectives and Duration.

(a) Establishment of the Plan. PVH Corp. established this incentive compensation plan to permit the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Other Stock-Based Awards to the persons and for the purposes described herein. The Plan first became effective on April 27, 2006 (the “Effective Date”), was amended and restated effective April 30, 2009, June 25, 2009, June 23, 2011, April 26, 2012, May 7, 2014 and April 30, 2015 and had its material terms approved at the 2006, 2011 and 2015 Annual Meeting of Stockholders. Definitions of capitalized terms used in the Plan are contained in the attached glossary, which is an integral part of the Plan.
(b) Purposes of the Plan. The purposes of the Plan are to induce certain individuals to remain in the employ, or to continue to serve as directors of, or consultants or advisors to, the Company and its present and future Subsidiaries, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board believes that the granting of Awards under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.
(c) Duration of the Plan. No Award may be granted under the Plan after April 29, 2030, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.
2.
Administration of the Plan.

(a) The Committee. Except as otherwise provided in Section 2(d), the Plan shall be administered by the “Committee.” The Committee shall consist of two or more members of the Board. It is intended that all of the members of the Committee shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except that the Committee may delegate to any one of its members the authority of the Committee with respect to the grant of Awards to any person who shall not be an officer and/or director of the Company. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee (or by the member(s) of the Committee to whom authority has been delegated) shall be fully as effective as if it had been made at a meeting duly called and held.
(b) Authority of the Committee. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Committee hereunder), and except as otherwise provided by the Board, the Committee shall have full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan, including, without limitation, discretion to:
(i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder;
(ii) determine whether and to what extent Awards are granted hereunder;
(iii) determine the size and types of Awards granted hereunder;
(iv) approve forms of Award Agreement for use under the Plan, which may include provisions stating that employment for a specified period will not be required for vesting of an Award upon the occurrence of a Defined Event as set forth in an Award Agreement (or otherwise provided for in a Participant’s employment agreement with the Company or any of its Subsidiaries);
C-1	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
(v) determine the terms and conditions of any Award granted hereunder;
(vi) establish performance goals for any Performance Period and determine whether such goals were satisfied;
(vii) amend the terms of any outstanding Award granted under the Plan; provided that, except as otherwise provided in Section 16, no such amendment shall reduce the Exercise Price of outstanding Options or the grant price of outstanding SARs without the approval of the stockholders of the Company;
(viii) construe and interpret the terms of the Plan and any Award Agreement entered into under the Plan, and to decide all questions of fact arising in its application; and
(ix) take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.
(c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final, binding and conclusive on all persons, including the Company, its Subsidiaries, its stockholders, Employees, Directors, Consultants and their estates and beneficiaries.
(d) Delegation. As permitted by Applicable Laws, the Committee may delegate its authority as identified herein, including the power and authority to make Awards to Participants who are not “insiders” subject to Section 16(b) of the Exchange Act, pursuant to such conditions and limitations as the Committee may establish.
3.
Shares Subject to the Plan; Effect of Grants; Individual Limits.

(a) Number of Shares Available for Grants. Subject to adjustment as provided in Section 18 hereof, the maximum number of Shares which may be issued pursuant to Awards under the Plan shall be 20,436,589. The 20,436,589 shares referred to in the immediately preceding sentence include the 3,000,000 Shares initially included in the Plan as of the Effective Date, 4,400,000 shares added to the Plan as of June 25, 2009, 1,093,649 shares added to the Plan pursuant to paragraph (i) of this Section 3(a) between the Effective Date and August 31, 2012, and 4,500,000 Shares added to the Plan as of April 26, 2012, 1,442,940 shares added to the plan as of February 15, 2013 in connection with the Company’s acquisition of The Warnaco Group, Inc. (“Warnaco”) (of such 1,442,940 shares, 580,023 shares represent outstanding awards under Warnaco’s equity plans assumed by the Company and 862,917 shares represent awards to be issued in the future), 3,000,000 shares added to the Plan as of April 30, 2015 and 3,000,000 shares added to the Plan as of April 30, 2020. Any of the Shares reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the Shares reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.
(i) Shares that are potentially deliverable under an Award granted under the Plan that expires or is canceled, forfeited, settled in cash or otherwise settled without the delivery of Shares shall not be treated as having been issued under the Plan.
(ii) Shares that are issued pursuant to awards that are assumed, converted or substituted in connection with a merger, acquisition, reorganization or similar transaction shall not be treated as having been issued under the Plan; provided, however, that the Shares referred to in this paragraph (ii) shall not be considered for purposes of determining the number of Shares available for grant as Incentive Stock Options.
Notwithstanding any other provisions herein: (i) shares tendered in payment of the exercise price of an Award shall not be added to the maximum share limitations described above, (ii) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the maximum share limitations described above, and (iii) all shares covered by a Stock Appreciation Right, to the extent that it is exercised and whether or not shares of Common Stock are actually issued upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.
The Shares to be issued pursuant to Awards may be authorized but unissued Shares or treasury Shares.
(b) Individual Limits. Subject to adjustment as provided in Section 16 hereof, the maximum aggregate number of Shares with respect to which Awards may be granted in any calendar year to any one Participant who is not a Director shall be 1,000,000 Shares.
(c) Individual Director Limit. Notwithstanding any other provisions herein, the maximum aggregate number of Shares with respect to which Awards may be granted during any 12-month period to any one Director in respect of the Director’s service as a member of the Board or a committee of the Board shall be limited to a number that, combined with any cash fees or other compensation paid to such Director during such 12-month period in respect of the Director’s service on the Board or a committee of the Board,
PVH CORP. 2020 PROXY STATEMENT	C-2

Exhibit C
shall not exceed $750,000 in total value, with the value of any such Director Awards based on the grant date fair value of such Awards for financial reporting purposes. The Board may make exceptions to this limit for a Director who is serving as the independent presiding director of the Board, as the Board may determine in its discretion, provided that the Director receiving such additional compensation may not participate in the decision to award such compensation.
(d) Share Counting. Each Share underlying a Stock Option or Stock Appreciation Right shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying a combination of Stock Appreciation Right and Stock Option, where the exercise of the Stock Appreciation Right or Stock Option results in the cancellation of the other, shall be counted as one share for purposes of the limits set forth in Sections 3(a) and 3(b). Each Share underlying an Award of Restricted Stock, Restricted Stock Unit, Performance Share, Performance Share Units or Other Stock-Based Award shall be counted as two shares for purposes of the limits set forth in Sections 3(a) and 3(b).
4.
Eligibility and Participation.

(a) Eligibility. Persons eligible to participate in the Plan include all Employees, Directors and Consultants.
(b) Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. The Committee may establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan.
5.
Types of Awards.

(a) Type of Awards. Awards under the Plan may be in the form of Options (both Nonqualified Stock Options and/or Incentive Stock Options), SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Other Stock-Based Awards.
(b) Designation of Award. Each Award shall be designated in the Award Agreement.
6.
Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
(b) Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, and payment contingencies. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. Options that are intended to be Incentive Stock Options shall be subject to the limitations set forth in Section 422 of the Code. Options granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.
(c) Exercise Price. Except for Options adjusted pursuant to Section 18 herein, and replacement Options granted in connection with a merger, acquisition, reorganization or similar transaction, the Exercise Price for each grant of an Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the Exercise Price for each grant of an Option shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted.
(d) Term of Options. The term of an Option granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
C-3	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
(e) Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Except upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Option granted under the Plan shall have a minimum period of vesting of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of an Option occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the maximum number of Shares authorized for issuance under the Plan.
(f) Payments. Options granted under this Section 6 shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised and payment of the Exercise Price. The Exercise Price of an Option shall be payable to the Company: (i) in cash or its equivalent, (ii) by tendering (either actually or constructively by attestation) Shares having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (iii) in any other manner then permitted by the Committee, or (iv) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (i), for administrative convenience, to comply with Applicable Laws or otherwise.
(g) Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
(h) Termination of Employment or Service. Each Participant’s Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.
7.
Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
(b) Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine. SARs granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.
(c) Grant Price. The grant price of a freestanding SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the SAR; provided, however, that these limitations shall not apply to Awards that are adjusted pursuant to Section 18 herein.
(d) Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed 10 years.
(e) Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement. Except upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, a SAR granted under the Plan shall have a minimum period of vesting of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of a SAR occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the maximum number of Shares authorized for issuance under the Plan.
(f) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by
PVH CORP. 2020 PROXY STATEMENT	C-4

Exhibit C
(ii) the number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
(g) Termination of Employment or Service. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.
8.
Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
(b) Award Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
(c) Period of Restriction and Other Restrictions. Except upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). However, in no event will the vesting of an Award of Restricted Stock occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the maximum number of Shares authorized for issuance under the Plan. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, additional time-based restrictions, and/or restrictions under Applicable Laws, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. As soon as practicable following the grant of Restricted Stock, the Shares of Restricted Stock shall be registered in the Participant’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Participant until the Period of Restriction has lapsed or otherwise been satisfied. If the Shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration.
(d) Removal of Restrictions. Subject to Applicable Laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.
(e) Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by Applicable Laws, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.
(f) Dividends. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with all Dividends paid with respect to all Shares while they are so held, subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Any such Dividends shall be paid if and when the underlying Shares of Restricted Stock vest.
(g) Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.
C-5	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
9.
Restricted Stock Units.

(a) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
(b) Award Agreement. Each grant of Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the applicable Period of Restriction, the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
(c) Value of Restricted Stock Units. The initial value of a Restricted Stock Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.
(d) Period of Restriction. Except upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Award of Restricted Stock Units shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of an Award of Restricted Stock Units occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the maximum number of Shares authorized for issuance under the Plan.
(e) Form and Timing of Payment. Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Restricted Stock Units shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction. The Committee, in its sole discretion, may pay earned Restricted Stock Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant.
(f) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
(g) Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Restricted Stock Units following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Restricted Stock Units, and may reflect distinctions based on the reasons for termination of employment or service.
(h) Dividend Equivalents. At the discretion of the Committee, Restricted Stock Units granted pursuant to the Plan may provide Participants with the right to receive Dividend Equivalents, which shall be credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to the same restrictions on transferability and forfeitability as the underlying Restricted Stock Units. Any such Dividend Equivalents shall be settled if and when the underlying Restricted Stock Units are settled.
10.
Performance Shares and Performance Share Units.

(a) Grant of Performance Shares and Performance Share Units. Subject to the terms and provisions of the Plan, Performance Shares or Performance Share Units may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
(b) Award Agreement. Each grant of Performance Shares or Performance Share Units shall be evidenced by an Award Agreement that shall specify the applicable Performance Period and Performance Measure(s), the number of Performance Shares or Performance Share Units granted, and such other provisions as the Committee shall determine.
(c) Value of Performance Shares and Performance Share Units. The initial value of a Performance Share or a Performance Share Unit shall equal the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Awards that are adjusted pursuant to Section 16.
(d) Period of Restriction. Except upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, an Award of Performance Shares or Performance Share Units shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis. However, in no event will the vesting of an
PVH CORP. 2020 PROXY STATEMENT	C-6

Exhibit C
Award of Performance Shares or Performance Share Units occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the maximum number of Shares authorized for issuance under the Plan.
(e) Form and Timing of Payment. Except as otherwise provided in Section 17 or a Participant’s Award Agreement, payment of Performance Shares or Performance Share Units shall be made at a specified settlement date that shall not be earlier than the last day of the Performance Period. The Committee, in its sole discretion, may pay earned Performance Shares or Performance Share Units by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Performance Shares or Performance Share Units shall be deferred, on a mandatory basis or at the election of the Participant.
(f) Voting Rights. A Participant shall have no voting rights with respect to any Performance Shares or Performance Share Units granted hereunder.
(g) Termination of Employment or Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout respecting an Award of Performance Shares or Performance Share Units following termination of the Participant’s employment or, if the Participant is a Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Participants, and may reflect distinctions based on the reasons for termination of employment or service.
(h) Dividends and Dividend Equivalents. Performance Shares and Performance Share Units granted pursuant to the Plan shall not provide Participants with the right to receive Dividends or Dividend Equivalents.
11.
Other Stock-Based Awards.

(a) Grant. The Committee shall have the right to grant other Awards that may include, without limitation, the grant of Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.
(b) Period of Restriction. Except upon a termination of employment or, pursuant to Section 17, in the event of a Participant’s Qualifying Termination during the two year period following the occurrence of a Change in Control or Subsidiary Disposition, Awards granted pursuant to this Section 11 shall have a minimum Period of Restriction of three years, which period may, at the discretion of the Committee, lapse on a pro-rated, graded, or cliff basis (as specified in an Award Agreement). However, in no event will the vesting of an Award granted pursuant to this Section 11 occur within one year of the date of grant, except that the Committee will be entitled to make grants of any kind of Award under the Plan without regard to the minimum vesting condition in an aggregate amount not to exceed 5% of the maximum number of Shares authorized for issuance under the Plan. Notwithstanding the above, the payment of Shares in lieu of cash under other Company incentive or bonus programs shall not be subject to the minimum Period of Restriction limitations described above.
(c) Payment of Other Stock-Based Awards. Subject to Section 11(b) hereof, payment under or settlement of any such Other Stock-Based Awards shall be made in such manner and at such times as the Committee may determine. The Committee may provide that settlement of Other Stock-Based Awards shall be deferred, on a mandatory basis or at the election of the Participant.
(d) Termination of Employment or Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following termination of the Participant’s employment or, if the Participant is a Director or Consultant, service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination of employment or service.
(e) Dividends and Dividend Equivalents. At the discretion of the Committee, Other Stock-Based Awards granted pursuant to the Plan may provide Participants with the right to receive Dividends or Dividend Equivalents, which shall be credited to an account for the Participants, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to the same restrictions on transferability and forfeitability as the underlying Other Stock-Based Awards. Any such Dividends or Dividend Equivalents shall be paid if and when the underlying Other Stock-Based Awards vest and are settled.
C-7	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
12.
Performance Measures.

(a) The Committee may specify that the attainment of one or more of the Performance Measures set forth in this Section 12 shall determine the degree of granting, vesting and/or payout with respect to Performance Shares, Performance Share Units or other performance-based Awards. The performance goals to be used for such Awards shall be based on one or more of the following performance measures or such other performance measures as the Committee may determine (the “Performance Measures”): earnings, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, earnings per share, economic value created, market share, net income (before or after taxes), operating income,adjusted net income after capital charge, return on assets, return on capital (based on earnings or cash flow), return on equity, return on investment, revenue, cash flow, operating margin, share price, total stockholder return, total market value, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation or information technology, goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures, and goals relating to environmental, social and governance criteria. The targeted level or levels of performance with respect to such Performance Measures may be established at such levels and on such terms as the Committee may determine, in its discretion, on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries, business segments or functions, and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.
(b) Unless otherwise determined by the Committee, measurement of performance goals with respect to the Performance Measures above shall exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, as well as the cumulative effects of tax or accounting changes, each as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or other filings with the SEC, as well as any other items determined in accordance with Section 18(b).
(c) Performance goals may differ for Awards granted to any one Participant or to different Participants.
13.
Transferability of Awards. Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant’s lifetime only by such Participant. Other Awards shall be transferable to members of the Participant’s Immediate Family to the extent provided in the Award Agreement, except that no Award may be transferred for consideration.

14.
Taxes. The Company shall have the power and right, prior to the delivery of Shares pursuant to an Award, to deduct or withhold, or require a Participant to remit to the Company (or a Subsidiary), an amount (in cash or Shares) sufficient to satisfy any applicable tax withholding requirements applicable to an Award. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable tax withholding requirements. Subject to such restrictions as the Committee may prescribe, in the event that an Award of Restricted Stock shall become taxable to a Participant during any Company-imposed blackout period, a Participant may satisfy all or a portion of any tax withholding requirements by electing to have the Company withhold Shares having a Fair Market Value equal to the amount to be withheld up to the minimum statutory tax withholding rate (or such other rate that will not result in a negative accounting impact).

15.
Conditions Upon Issuance of Shares.

(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.
16.
Adjustments Upon Changes in Capitalization. In the event of any equity restructuring (within the meaning of FASB Accounting Standards Codification Topic 718 (f/k/a Financial Accounting Standards No. 123R)), such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause there to be an equitable

PVH CORP. 2020 PROXY STATEMENT	C-8

Exhibit C
adjustment in the number and kind of Shares that may be delivered under the Plan, the individual limits set forth in Section 3(b), and, with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation, or liquidation, the Committee may, in its sole discretion, cause there to be such equitable adjustment as described in the foregoing sentence, to prevent dilution or enlargement of rights; provided, however, that, unless otherwise determined by the Committee, the number of Shares subject to any Award shall always be rounded down to a whole number. Adjustments made by the Committee pursuant to this Section 16 shall be final, binding, and conclusive.
17.
Change in Control and Subsidiary Disposition.

(a) Change in Control in which Awards are Assumed or Continued. Upon the occurrence of a Change in Control in which outstanding Awards are assumed or continued, the following provisions shall apply to each Award assumed or continued unless otherwise provided in a Participant’s Award Agreement or prohibited under Applicable Laws:
(i) All outstanding Options and SARs shall become immediately exercisable in the event of a Participant’s Qualifying Termination during the two year period following the Change in Control.
(ii) Any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall lapse in the event of a Participant’s Qualifying Termination during the two year period following the Change in Control.
(iii) All incomplete Performance Periods in respect of each Award of Performance Shares, Performance Share Units and each other performance-based Award shall end on the date of the Change in Control and the performance goals applicable to such Award shall be deemed satisfied (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable; provided, however, that, if less than 50% of the relevant Performance Period has elapsed as of the date of the Change in Control, then the performance goals applicable to such Award shall be deemed satisfied at the target level. Each such Performance Share, Performance Share Units and other performance-based Award shall thereafter become a time-based Award and shall vest and become payable to the Participant on the earlier to occur of (x) the Participant’s Qualifying Termination during the two year period following the occurrence of the Change in Control and (y) the date such Award otherwise vests in accordance with the Participant’s Award Agreement.
(b) Change in Control in which Awards are not Assumed or Continued. Upon the occurrence of a Change in Control in which outstanding Awards are not assumed or continued, the following provisions shall apply to each Award not assumed or continued:
(i) All outstanding Options and SARs shall be terminated and each Participant shall receive, with respect to each Share subject to the Options or SARs held by the Participant, an amount in cash equal to the excess of the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control over the Option Exercise Price or the SAR grant price; provided, however, that Options and SARs outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefore if the Fair Market Value of a Share as of the date of the Change in Control is less than the Option Exercise Price or the SAR grant price.
(ii) All outstanding Shares of Restricted Stock, Restricted Stock Units and Other Stock-Based Awards shall be terminated and each Participant shall receive, with respect to each Share subject to an Award held by the Participant, an amount in cash equal to the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control.
(iii) All outstanding Performance Shares, Performance Share Units and other performance-based Awards shall be terminated and each Participant shall receive, with respect to each Share subject to an Award held by the participant an amount in cash equal to the Fair Market Value of a Share immediately prior to the occurrence of the Change in Control. Each such Performance Share, Performance Share Unit and other performance-based Award shall vest on a pro rata monthly basis, including full credit for partial months elapsed, and shall be paid (A) based on the level of performance achieved as of the date of the Change in Control, if determinable, or (B) at the target level, if not determinable; provided, however, that, if less than 50% of the relevant Performance Period has elapsed as of the date of the Change in Control, then the performance goals applicable to such Award shall be deemed satisfied at the target level.
C-9	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
(c) Subsidiary Disposition. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Subsidiary Disposition or at the time of an actual Subsidiary Disposition and either at the time of the grant of an Award or at any time while an Award remains outstanding, to provide for the automatic full vesting and exercisability of one or more outstanding unvested Awards under the Plan and the termination of restrictions on transfer and repurchase or forfeiture rights on such Awards, in connection with a Subsidiary Disposition, but only with respect to those Participants who are at the time engaged primarily in Continuous Service with the Subsidiary involved in such Subsidiary Disposition. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the affected Participant’s Continuous Service with that Subsidiary within a specified period following the effective date of the Subsidiary Disposition. The Committee may provide that any Awards so vested or released from such limitations in connection with a Subsidiary Disposition, shall remain fully exercisable until the expiration or sooner termination of the Award.
18.
Amendment, Suspension or Termination of the Plan.

(a) Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with the New York Stock Exchange listing standards or any rule promulgated by the SEC or any securities exchange on which Shares are listed or any other Applicable Laws shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.
(b) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 16) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
(c) Awards Previously Granted. No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by Applicable Laws and except as otherwise provided herein.
(d) No Repricing. Without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve either: (i) the cancellation of outstanding Options or SARs and the grant in substitution therefore of new awards (including Options and SARs) having a lower exercise price; (ii) the amendment of outstanding Options or SARs to reduce the exercise price thereof; or (iii) the cancellation of outstanding Options or SARs and the payment of cash in substitution therefore.
19.
Clawback/Recoupment. Any Award granted pursuant to the Plan shall be subject to mandatory repayment to the Company by the Participant who holds such Award (i) to the extent set forth in the Plan or an Award Agreement or (ii) to the extent the Participant is, or in the future becomes, subject to (A) any Company “clawback” or recoupment policy or (B) any law, rule, requirement or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, requirement or regulation.

20.
Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
21.
Rights of Participants.

(a) Continued Service. The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.
PVH CORP. 2020 PROXY STATEMENT	C-10

Exhibit C
(b) Participant. No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.
22.
Successors. All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company and references to the “Company” herein and in any Award Agreements shall be deemed to refer to such successors.

23.
Legal Construction.

(a) Gender, Number and References. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to a Section of the Plan either in the Plan or any Award Agreement or to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such Section of the Plan, act, code, section, rule or regulation, as may be amended from time to time, or to any successor Section of the Plan, act, code, section, rule or regulation.
(b) Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
(c) Requirements of Law. The granting of Awards and the issuance of Shares or cash under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.
(d) Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
(e) Non-Exclusive Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.
(f) Code Section 409A Compliance. To the extent applicable, it is intended that the Plan and any Awards granted hereunder comply with, and should be interpreted consistent with, the requirements of Section 409A of the Code and any related regulations or other guidance promulgated thereunder by the U.S. Department of the Treasury or the Internal Revenue Service (“Section 409A”).
C-11	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
GLOSSARY OF DEFINED TERMS
1.
Definitions. As used in the Plan and any Award Agreement, the following definitions shall apply:

“Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal law, applicable state law, and the rules and regulations of any applicable stock exchange or national market system.
“Award” means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units and Other Stock-Based Awards granted under the Plan.
“Award Agreement” means an agreement (in written or electronic form) entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.
“Board” means the Board of Directors of the Company.
“Cause” means, with respect to any Participant (i) gross negligence or willful misconduct, as the case may be, in the performance of the material responsibilities of the Participant’s office or position; (ii) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company or any Subsidiary (other than any such failure resulting from incapacity due to physical or mental illness); (iii) the Participant is convicted of, or pleads guilty or nolo contendere to, a felony within the meaning of U.S. Federal, state or local law (other than a traffic violation); (iv) the Participant having willfully divulged, furnished or made accessible to anyone other than the Company or any Subsidiary, or any of their respective directors, officers, employees, auditors and legal advisors, otherwise than in the ordinary course of business, any confidential or proprietary information of the Company or such Subsidiary; or (v) any act or failure to act by the Participant, which, under the provisions of applicable law, disqualifies the Participant from performing his or her duties or serving in his or her then current capacity with the Company or a Subsidiary; provided, however, that with respect to a Participant who has an employment agreement with the Company or any of its Subsidiaries which has a definition of “cause”, the definition contained therein shall govern.
“Change in Control” means the first to occur of the following events:
1.
Any Person becomes a “beneficial owner,” as such term is used in Rule 13d-3 of the Exchange Act, of 25% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates, or (IV) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph 3 of this definition; or

2.
Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to when the Plan is first approved by the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

3.
Consummation of a reorganization, merger, consolidation or a sale or other disposition of all or substantially all of the assets of the Company (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the outstanding Shares (the “Outstanding Company Common Stock”) and the Outstanding Company Voting Securities, immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and more than 50% of the combined voting power of the then-outstanding

PVH CORP. 2020 PROXY STATEMENT	C-12

Exhibit C
voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, whichever occurs first; or
4.
The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to Awards (or portions of Awards) that are considered deferred compensation under Section 409A, if an event or condition constituting a Change in Control does not constitute a “change in the ownership” or a “change in the effective control” of the Company or a “change in the ownership of a substantial portion of a corporation’s assets” (each within the meaning of Section 409A), the event or condition shall continue to constitute a Change in Control solely with respect to vesting of the Award (or portion thereof) or a lapse of any applicable restrictions thereto and not for purposes of determining whether the settlement or payment of the Award (or portion thereof) will be accelerated under this Plan. For avoidance of doubt, the prior sentence shall not apply to Awards (or portions thereof) that qualify as short-term deferrals for purposes of Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Committee, as specified in Section 2(a), appointed by the Board to administer the Plan.
“Company” means PVH Corp., a Delaware corporation, and any successor thereto.
“Consultant” means any consultant or advisor to the Company or a Subsidiary.
“Continuous Service” means that the provision of services to the Company or any Subsidiary in any capacity by an Employee is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.
“Defined Event” means the death, disability, Retirement or Qualifying Termination of a Participant.
“Director” means any individual who is a member of the Board of Directors of the Company or a Subsidiary who is not an Employee and is not designated or elected to serve as a director by the holders of any securities of the Company, other than Shares, voting separately as a class.
“Dividend” means the dividends and other distributions declared and paid on Shares subject to an Award.
“Dividend Equivalent” means, with respect to Shares subject to an Award, a right to be paid an amount equal to the Dividends declared and paid on an equal number of outstanding Shares.
“Employee” means any employee of the Company or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
C-13	PVH CORP. 2020 PROXY STATEMENT

Exhibit C
“Fair Market Value” means, as of any date, the value of a Share equal to (i) the closing sale price of a Share on the New York Stock Exchange on the date of determination or (ii) if there is no sale of Shares on that date, the closing sale price of a Share on the last trading date on which sales were reported on the New York Stock Exchange.
“Immediate Family” means a Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouse, siblings, nieces, nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships or any person sharing the Participant’s household (other than a tenant or employee).
“Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
“Nonqualified Stock Option” means an Option that is not intended to meet the requirement of Section 422 of the Code.
“Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Section 6.
“Other Stock-Based Award” means a Share-based or Share-related Award granted pursuant to Section 11 herein.
“Participant” means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.
“Performance Measures” shall have the meaning set forth in Section 12(a).
“Performance Period” means the period during which a performance measure must be met.
“Performance Share” means an Award granted to a Participant, as described in Section 10 herein.
“Performance Share Unit” means an Award granted to a Participant, as described in Section 10 herein.
“Period of Restriction” means the period Restricted Stock, Restricted Stock Units or Other Stock-Based Awards are subject to a substantial risk of forfeiture and are not transferable, as provided in Sections 8, 9 and 11 herein.
“Person” means person as such term is used in Section 3(a)(9) and 13(d) of the Exchange Act.
“Plan” means the PVH Corp. Stock Incentive Plan.
“Proceeds” means, with respect to any sale or other disposition (including to the Company) of Shares acquired pursuant to an Award, an amount determined by the Committee, (a) in the case of an Award other than an Option, SAR or cash-settled Award, up to the amount equal to the Fair Market Value per Share at the time of such sale or other disposition multiplied by the number of Shares sold or disposed of, or (b) in the case of an Option or SAR, up to the amount equal to the number of Shares sold or disposed of multiplied by the excess of the Fair Market Value per Share at the time of such sale or disposition over the Exercise Price or grant price, as applicable.
“Qualifying Termination” means the termination of a Participant’s employment or service with the Company or any of its Subsidiaries by the Company or a Company Subsidiary without Cause or, with respect to a Participant who has an employment agreement with the Company or any of its Subsidiaries which has a definition of “good reason,” by the Participant for good reason (as defined in the Participant’s employment agreement).
“Restricted Stock” means an Award granted to a Participant, as described in Section 8.
“Restricted Stock Units” means an Award granted to a Participant, as described in Section 9.
“Retirement” means:
1.
With respect to all Awards made prior to March 19, 2007 and all Awards made to Employees prior to May 3, 2007, a Participant’s termination of employment by the Company and its Subsidiaries at or after age 63 other than for Cause.

2.
With respect to all Awards made to Directors on or after March 19, 2007, the termination of a Director’s service, other than by reason of death or removal for cause (under applicable law), after at least four years of service.

3.
With respect to all Awards made to Employees on or after May 3, 2007, the termination of an Employee’s employment from the Company and its Subsidiaries, other than by reason of death or for Cause, at or after age 62, provided that the Employee has at least five years of employment with the Company and/or any of its Subsidiaries.

PVH CORP. 2020 PROXY STATEMENT	C-14

Exhibit C
“SEC” means the United States Securities and Exchange Commission.
“Section 409A” shall have the meaning set forth in Section 22(f).
“Share” means a share of the common stock, $1.00 par value, of the Company, subject to adjustment pursuant to Section 16.
“Stock Appreciation Right” or “SAR” means an Award granted to a Participant, either alone or in connection with a related Option, as described in Section 7.
“Subsidiary” has the meaning ascribed to such term in Code Section 424(f).
“Subsidiary Disposition” means the disposition by the Company of its equity holdings in any Subsidiary effected by a merger or consolidation involving that Subsidiary, the sale of all or substantially all of the assets of that Subsidiary or the Company’s sale or distribution of substantially all of the outstanding capital stock of such Subsidiary.
“Voting Securities” means voting securities of the Company entitled to vote generally in the election of Directors.
C-15	PVH CORP. 2020 PROXY STATEMENT

#WEAREPVH

PVH Corp.

200 Madison Avenue
New York, NY 10016
PVH.com

PVH

PVH CORP.

ANNUAL MEETING OF STOCKHOLDERS

June 18, 2020

8:45 a.m. ET

To log into the virtual meeting, please follow the instructions below:

- Visit http://web.lumiagm.com/222385086 on your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Internet Explorer 11, Edge or Firefox. Please ensure your browser is compatible.
- To register as a stockholder, select "I have a Control Number." If you are a visitor, select "General Access."
- As a stockholder, you will then be required to enter your control number, which is located in the upper right hand corner on the reverse side of this proxy card.
- The Meeting Code is PVHCORP2020 (case sensitive).
- As a visitor, you will be prompted to complete first name, last name and email address.
- When successfully authenticated, the info screen will be displayed. You can view company information, ask questions and watch the webcast.

PVH

Proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 18, 2020.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR' all of the nominees in Proposal 1 and FOR proposals 2,3 and 4.

EMANUEL CHIRICO and MARK D. FISCHER, or either of them, with the power of substitution, are hereby authorized to represent the undersigned and to vote all shares of the COMMON STOCK of PVH CORP. held by the undersigned at the Annual Meeting of Stockholders to be held virtually, via live webcast, on June 18, 2020, and any adjournments thereof, on the matters printed on the reverse side.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this Proxy is executed but no directions are given, this Proxy will be voted:

1. **FOR the election of all of the nominees for director.**
2. **FOR the approval of the advisory resolution on executive compensation.**
3. **FOR the amendments to the Company's Stock Incentive Plan.**
4. **FOR the ratification of auditors.**

See reverse for voting instructions.

PVH

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –
www.proxypush.com/pvh
Use the Internet to vote your proxy.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

The Board recommends a vote FOR all of the nominees in proposal 1 and FOR proposals 2, 3 and 4.

Please fold here – Do not separate

1. Election of the nominees for director listed below:

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1(a) MARY BAGLIVO	☐	☐	☐	1(g) AMY McPHERSON	☐	☐	☐
1(b) BRENT CALLINICOS	☐	☐	☐	1(h) HENRY NASELLA	☐	☐	☐
1(c) EMANUEL CHIRICO	☐	☐	☐	1(i) EDWARD R. ROSENFELD	☐	☐	☐
1(d) JOSEPH B. FULLER	☐	☐	☐	1(j) CRAIG RYDIN	☐	☐	☐
1(e) V. JAMES MARINO	☐	☐	☐	1(k) JUDITH AMANDA SOURRY KNOX	☐	☐	☐
1(f) G. PENNY McINTYRE	☐	☐	☐				

2. Approval of the advisory resolution on executive compensation	☐ For	☐ Against	☐ Abstain
3. Approval of amendments to the Company's Stock Incentive Plan	☐ For	☐ Against	☐ Abstain
4. Ratification of auditors	☐ For	☐ Against	☐ Abstain

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Date ______________________________, 2020

Signature(s) in Box

Note: The signature should agree with the name on your stock certificate. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.